UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2009 – March 31, 2010

Item 1.	Reports to Stockholders.

## IMPORTANT INFORMATION

**The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.**

*The views in this report are those of the Funds' managers as of March 31, 2010 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.*

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Securities focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, some Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies.

The Tokyo Stock Exchange Price Index **(TOPIX)** is an unmanaged capitalization weighted measure (adjusted in US Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The **MSCI All Country (AC) Asia Pacific ex Japan Index** is an unmanaged free float-adjusted market capitalization index designed to measure the equity market performance in the Asia Pacific region excluding Japan. The **MSCI India Index** is an unmanaged free-float weighted equity index representing about 58 companies in India. The **MSCI Golden Dragon Index** is an unmanaged free float-adjusted market capitalization index which measures equity market performance in the China region. The **MSCI World Index** is an unmanaged free float-adjusted market capitalization weighted index that measures the equity market performance of developed markets. The **MSCI Emerging Markets Index** is an unmanaged free float-adjusted market capitalization index which measures equity market performance of emerging markets. The **MSCI EAFE (Europe, Australasia, Far East) Growth Index** is a subset of the MSCI EAFE Index with securities from Europe, Australasia (Australia and Asia), and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of securities most representing the growth style. The **MSCI EAFE Index** is an unmanaged free float-adjusted market capitalization index which measures the equity market performance of developed markets, excluding the US and Canada. The **MSCI Japan Index** is a free floated index that includes every listed security in the Japanese market. The **MSCI Hong Kong Index** identifies every security listed in the Hong Kong market. Securities are free float adjusted and screened by size, liquidity and minimum free float. The **MSCI China Index** identifies every security listed in the Hong Kong market. Securities are free float adjusted and screened by size, liquidity and minimum free float. The **MSCI Taiwan Index** identifies every security listed in the Hong Kong market. Securities are free float adjusted and screened by size, liquidity and minimum free float. The returns of the indexes assume dividends are reinvested gross of withholding tax and, unlike the Funds' returns, are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Funds' performance. One cannot invest directly in an index.

**Price-to-book ratio** is the ratio of a stock's latest closing price divided by its book value per share. **Book value** is the total assets of a company minus total liabilities. **H Shares** are shares of a company incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange. **Red chips** are companies based in Mainland China that are incorporated internationally and listed on the Hong Kong Stock Exchange. **Relative return** is the return that an asset achieves over a period of time compared to a benchmark. **Absolute return** is the return that an asset achieves over a certain period of time. **Beta** is a measure of a Fund's sensitivity to market movements.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com)

Performance Summary (Unaudited) – The Japan Fund (the “Fund”)

March 31, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 3/31/10

	6 Month*	1 Year	Since Inception (12/29/08)
The Japan Fund — Class A (with load)	-1.75%	31.00%	7.22%
(without load)	4.26%	39.01%	12.37%
The Japan Fund — Class C (with CDSC)	2.94%	38.48%	11.90%
(without CDSC)	3.94%	38.48%	11.90%
The Japan Fund — Class I	4.44%	40.02%	13.02%
TOPIX	4.18%	36.69%	12.02%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 2.39% for Class A, 3.14% for Class C, and 2.14% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.85%, 2.60% and 1.60%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total return shown includes the maximum sales charge of 5.75% for Class A shares and contingent deferred sales charge (“CDSC”) of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	1

Performance Summary (Unaudited) (concluded) – The Japan Fund

March 31, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s Class S annual operating expense ratio (gross) is 1.68%. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.60% excluding distribution expenses which are reimbursed up to 0.25%. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Average Annual Total Returns as of 3/31/10*

	6 Month**	1 Year	3 Year	5 Year	10 Year
The Japan Fund — Class S	4.44%	40.87%	-8.46%	-0.63%	-3.77%
TOPIX	4.18%	36.69%	-8.90%	0.35%	-3.38%

*	Prior to November 1, 2008, the Fund was advised by a different investment advisor and sub-advisors and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.
**	Not annualized.

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

The Japan Fund (the “Fund”) (Unaudited)

The Fund was up 4.44% for the six months ended March 31, 2010. Corresponding returns for the TOPIX Index (the “benchmark”) with gross dividends reinvested and for the MSCI Japan Index with gross dividends reinvested were 4.18% and 5.26% in US Dollar terms, respectively. Therefore, the Fund outperformed its benchmark by 0.26% and underperformed the MSCI Japan Index by 0.82% during the period.

The benchmark rallied by 8.55% during the six months ended March 31, 2010 in local currency terms, while the yen depreciated against the US Dollar by more than 4%. Hence, the benchmark gained by 4.18% in US Dollar terms. Over the past six months, Japanese economic indicators continued to improve and corporate earnings forecasts were revised higher. These developments have supported Japan’s equity market. Export oriented sectors such as Electric Appliances and Precision Instruments outperformed while domestic demand oriented sectors, such as Retail Trade and Utilities, underperformed. Banks and Insurance companies also underperformed.

The Fund seeks long-term capital appreciation derived not only from value stocks but also from growth stocks. Considering this objective, Nomura Asset Management U.S.A., Inc. (“NAM USA”) utilizes a “multi-manager” approach in managing the Fund’s investments. The Fund’s investments are initially allocated to three portfolio management teams who are responsible for the large cap value, large cap growth, and small cap blend strategies, respectively. Decisions regarding the allocation of assets to a particular style are made by a special committee. Through this style diversification, NAM USA aims to capture the broader investment opportunities as well as ensuring that the portfolio is well diversified.

In terms of style allocation strategy, we gradually increased the weight of large cap growth stocks by about 5% during 2009 while we reduced the large cap value positions. Afterwards, we maintained the Fund’s existing strategy, with a 45% allocation of the equity portion in large cap growth, 45% in large cap value, and 10% in the small cap blend. At the end of March, the total equity portfolio consisted of 273 stocks. The five largest sector weightings were Information Technology, Industrials, Consumer Discretionary, Materials, and Financials.

The Fund’s outperformance of 0.26% against the benchmark for the period was the result of small positive contributions both from the style allocation strategy and from stock selection results across the three investment styles. In terms of stock selection, Nidec Corp. (Electronic Equipment and Instruments) and Kuraray Co. Ltd. (Materials) added value, while positions in Rakuten, Inc. (Internet and Catalog Retail) and Sumitomo Electric Industries Ltd. (Electrical Equipment) detracted from the relative performance.

Market Outlook:

The Japanese economy is now recovering having posted a revised 3.8% annual growth rate in the October-December quarter, driven by continued improvements in external demand. Exports are bouncing back, led by shipments to Asia, prompting businesses to boost production. Tentative

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2010 (19.1% of Portfolio)
1.Nidec Corp.	2.7%
2.Honda Motor Co. Ltd.	2.3%
3.Canon, Inc.	2.2%
4.Nippon Telegraph and Telephone Corp.	2.0%
5.Sony Corp.	1.7%
6.Sumitomo Electric Industries Ltd.	1.7%
7.Kuraray Co. Ltd.	1.7%
8.Fujitsu Ltd.	1.6%
9.Mitsubishi Corp.	1.6%
10. NTT DoCoMo, Inc.	1.6%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(concluded) – The Japan Fund (Unaudited)

Portfolio Summary

Asset Allocation
March 31, 2010
Equity Holdings	97.2%
Cash Equivalents	0.0%

Sector Diversification
March 31, 2010
Information Technology	21.8%
Industrials	20.9%
Consumer Discretionary	20.0%
Materials	11.2%
Financials	9.6%
Telecommunication Services	5.0%
Consumer Staples	4.3%
Health Care	2.8%
Utilities	0.9%
Energy	0.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 29.

signs have also emerged that the benefits of export-driven demand could be spreading to domestic demand too, as capital investment returned to positive growth for the first time in seven quarters. We expect the Japanese economy may post solid growth around the 2.0% level in 2010 and 2011, as long as export growth continues.

The Bank of Japan launched additional easing measures in March. It decided to double the size of its three-month lending program for banks to 20 trillion yen (USD 214.0 billion). The decision, although notable in that it came even as central banks elsewhere in the world were withdrawing stimulus measures, is likely to have only a limited impact on interest and exchange rates since the move was within market expectations. The Bank of Japan can take further policy easing steps if there is a surge in the yen or a drop in stock prices.

Japanese corporate profits are bouncing back. According to the latest forecast in March, recurring profits of major Japanese companies may have increased by 7% year-on-year for the period ended March 31, 2010. This figure is a large upward revision from -20% in last March’s forecast, while the sales forecast has been revised down from -10% one year ago to -12% in March. Most of this improvement in corporate earnings amid a continued decline in sales is due to efforts in cost reduction. In other words, Japanese companies have significantly reduced the break-even point through their restructuring efforts. Therefore, we can expect a recovery of sales to raise the potential for a “V” shaped recovery in corporate profits. The latest forecast also indicates that for the next fiscal year, ending March 31, 2011, recurring profits are expected to jump by 58%, on the back of sales growing by 5%. This is a relatively strong earnings rebound compared with those of other major stock markets.

The current price-to-book ratio of the Japanese stock market is about 1.2, which remains low compared to its historical range. In our judgment, there are still many attractive stocks in the Japanese market. Our goal is to keep the portfolio well diversified and select the most attractive candidates from among the value stocks, growth stocks and small-capitalization stocks using our extensive equity research capabilities.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class S shares. Performance does not reflect any sales charge or redemption fees. If reflected, returns would have been lower.

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

March 31, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 3/31/10

	6 Month*	1 Year	Since Inception (12/29/08)
Asia Pacific ex Japan Fund — Class A (with load)	1.07%	56.61%	41.58%
(without load)	7.20%	66.12%	48.42%
Asia Pacific ex Japan Fund — Class C (with CDSC)	5.85%	64.94%	47.34%
(without CDSC)	6.85%	64.94%	47.34%
Asia Pacific ex Japan Fund — Class I	7.37%	66.71%	48.84%
MSCI AC Asia Pacific ex Japan Index	8.27%	76.86%	62.20%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 10.11% for Class A, 12.26% for Class C, and 9.85% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.85%, 2.60% and 1.60%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total return shown includes the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	5

Management’s Discussion of Fund Performance

Asia Pacific ex Japan Fund (the “Fund”) (Unaudited)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2010 (28.4% of Portfolio)
1.BHP Billiton Ltd.	4.8%
2.Australia & New Zealand Banking Group Ltd.	3.4%
3.HON HAI Precision Industry Co. Ltd.	3.0%
4.Westpac Banking Corp.	2.9%
5.Hengan International Group Co. Ltd.	2.6%
6.Samsung Electronics Co. Ltd., GDR, 144A	2.6%
7.Hyundai Mobis	2.5%
8.Woolworths Ltd.	2.5%
9.China Construction Bank Corp. — H Shares	2.1%
10. Rio Tinto Ltd.	2.0%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 35. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

For the six months ended March 31, 2010, the Fund returned 7.20% against the MSCI All Country Asia Pacific Ex-Japan Index (the “benchmark”) with net dividends reinvested return of 8.27%, resulting in an underperformance of 1.07% (107 basis points). The underperformance was concentrated mainly in the first quarter of 2010.

In the fourth quarter of 2009, the Fund outperformed the benchmark by 0.90% (90 basis points). In terms of asset allocation, the underweight exposure to China detracted from the relative performance. This market rebounded as the Chinese government continued to operate accommodative monetary and fiscal policies. Meanwhile, stock selection generated positive results in China, Hong Kong, and Korea. In China, one of our favorite stocks in the Consumer Staple sector performed strongly on the back of resilient domestic consumption. The lack of exposure to underperforming large Telecommunication companies also contributed positively. In Hong Kong, Real Estate companies in the Fund performed steadily given the rebound in the Hong Kong property market, and these positions benefited the Fund.

In the first quarter of 2010, the Fund underperformed the benchmark by 1.84% (184 basis points). In terms of asset allocation, the overweight exposure to Thailand worked positively. This market strengthened due to relief at an unexpectedly stable political environment following a court ruling on the partial confiscation of former Prime Minister Thaksin’s assets in February. Meanwhile, stock selection produced negative results, especially in China and Korea. In China, some of our favorite banks performed poorly on the back of gradual monetary tightening measures by the Chinese authorities. Our preferred energy company also lagged behind the market amid a slowdown in the overall Chinese economy. In Korea, our favorite automobile component producer met with profit taking after a significant share price hike in 2009. Our steel company holding weakened due to domestic demand concerns too.

Pacific Basin Strategy

We uphold our medium term view that Asia Pacific equities are currently in a bull market. The global economy continues to recover slowly, but high unemployment in the OECD (Organization for Economic Cooperation and Development) countries and sovereign debt problems on the periphery of Europe suggest that monetary policy will remain highly accommodative for some time yet. Meanwhile Asian economies are now very strong, buoyed by a dramatic increase in exports, rising property prices, and buoyant domestic demand. In some cases, central banks have even started tightening policy; although in our view, they are still erring on the side of caution. This scenario implies sufficient liquidity and corporate earnings support to sustain the robust equity market performance.

Typically, regional upswings have three distinct phases. Firstly, there is an initial surge where all but the most defensive stocks rally. This has already occurred and the markets have since moved on to stage two where quality counts. In this phase, the overall market typically grinds higher. The final stage of the bull market is a liquidity driven surge. In our judgment, this final leg is at least another 12 months away.

6	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(concluded) – Asia Pacific ex Japan Fund (Unaudited)

In terms of our country allocation strategy, we decided to reduce the Chinese exposure. Chinese state owned enterprises (SOEs) may be cheap but they are often instruments of government policy, where maximizing near term profits can be of secondary importance. On the other hand, profit orientated private sector stocks tend to be very expensive. Secondly, money in China still appears cheap and abundant, which naturally drives down returns on equity. Thirdly, foreign investors have already been massive buyers of China H and Red Chip stocks listed in Hong Kong. Owing to capital controls, Chinese domestic investors may not be able to support the market if and when foreigners begin to liquidate.

Proceeds from sales were first used to increase the Hong Kong equities exposure where the domestic economy is improving, but interest rates will probably stay exceptionally low due to the US Dollar currency peg. As a result the property market could strengthen further, particularly at the mass market end. In Hong Kong we can also find many stocks geared to the growth prospects of China but with management that is more attuned to maximizing shareholder value. We intend to increase the exposure to Korea, which is a potential beneficiary of improving global growth and includes a Technology sector that looks relatively attractive. Finally, we will likely look to increase the overweight exposure to Thailand; the seemingly cheapest market in Asia but a secular underperformer.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
March 31, 2010
Equity Holdings	97.7%
Cash Equivalents	1.4%

Sector Diversification
(Excludes Cash Equivalents)
March 31, 2010
Financials	36.7%
Information Technology	14.1%
Materials	13.5%
Consumer Discretionary	9.1%
Energy	7.7%
Consumer Staples	6.5%
Industrials	5.3%
Telecommunication Services	2.3%
Utilities	2.2%
Health Care	0.3%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 35.

Nomura Partners Funds	The World from Asia	:	7

Performance Summary (Unaudited) – India Fund (the “Fund”)

March 31, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 9.27% for Class A, 9.93% for Class C, and 9.01% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.95%, 2.70% and 1.70%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total return shown includes the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 3/31/10

	6 Month*	1 Year	Since Inception (12/29/08)
India Fund — Class A (with load)	6.14%	94.66%	59.09%
(without load)	12.62%	106.51%	66.77%
India Fund — Class C (with CDSC)	11.16%	104.90%	65.45%
(without CDSC)	12.16%	104.90%	65.45%
India Fund — Class I	12.73%	107.08%	67.14%
MSCI India Index	12.93%	115.88%	86.76%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

India Fund (the “Fund”) (Unaudited)

The Indian equity markets appreciated 12.93% over the six months ended March 31, 2010 as represented by the MSCI India Index with net dividends reinvested (USD terms). Though there have been a couple of corrections during this period, markets have seemingly recovered recording new highs of the current bull market. An improvement in economic fundamentals and expectations of rising interest rates attracted foreign institutional net buying (approximately USD 9.6 billion). This played a role in the currency appreciating by 7.11% against the USD which accounted for a major portion of the market performance. Domestic institutional investors also remained supportive recording a net purchasing of approximately USD 2.3 billion.

Over this period, economic trends have indicated a continuing improvement. For instance, Gross Domestic Product (“GDP”) growth for fiscal year (“FY”) 2010 is expected to recover from previous year levels of 6.7% to 7.2% in FY 2010 and around 8.5 +/- 0.25 % for FY 2011, per government estimates. Industrial production growth stood at 16.7% year-over-year (“yoy”) in January, which was up from the 1% level a year back. Inflationary pressures also persisted due to high food and commodity prices, with the February Wholesale Price Index (“WPI”) reading of 9.89% already ahead of the Reserve Bank of India’s (“RBI”) March 2010 target. Bank credit growth has also recovered to 16.75% yoy as of March 2010 after bottoming at 9.47% in October 2009. Thus, we have seen the RBI increase the Cash Reserve Ratio by 0.75% (75 basis points) and repo and reverse repo rates by 0.25% (25 basis points) each over this period, with analysts expecting more hikes in the April policy meeting. The market’s reaction to the Union Budget’s announcements at the end of February 2010 has been positive. It outlined fiscal deficit reduction targets, to be achieved through a mix of partial rollback of prior excise duty cuts, lower stimulus expenditure and higher disinvestments. Also proposed were an effective cut in personal income tax rates, which augurs well for consumption and a reduction in surcharge on corporate income tax, which was broadly neutralized in aggregate by an increase in the Minimum Alternate Tax rate.

Against this backdrop, the Fund delivered a performance of 12.62%, marginally underperforming the benchmark (measured in terms of the base currency, USD) by 0.31% (31 basis points).

There have been some shifts to the Fund strategy over the reporting period. The Fund’s exposure has increased in Industrials, which benefited from the strong domestic momentum and a resumption of capital spending. We also added to the IT sector, moving it towards overweight from an underweight stance as underlying demand and pricing expectations improved dramatically. Correspondingly, we reduced Financials with the sector facing headwinds from inflation and hence interest rates. As discussed above, we exited the Telecommunication Services sector.

Market Outlook:

It is our medium term view that Asia Pacific equities are in a bull market. The global economy continues to recover slowly, but high unemployment in the OECD (Organization for Economic Cooperation and Development) countries

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2010 (61.8% of Portfolio)
1.Infosys Technologies Ltd.	10.7%
2.HDFC Bank Ltd.	9.0%
3.Reliance Industries Ltd.	8.0%
4.ICICI Bank Ltd.	6.7%
5.Tata Consultancy Services Ltd.	5.6%
6.ITC Ltd.	5.5%
7.Tata Motors Ltd.	4.6%
8.Hero Honda Motors Ltd.	4.2%
9.Jaiprakash Associates Ltd.	4.2%
10. Bharat Heavy Electricals Ltd.	3.3%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 40. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(concluded) – India Fund (Unaudited)

Portfolio Summary

Asset Allocation
March 31, 2010
Equity Holdings	95.0%
Cash Equivalents	0.0%

Sector Diversification
March 31, 2010
Financials	20.9%
Information Technology	16.3%
Industrials	14.0%
Consumer Discretionary	13.7%
Consumer Staples	10.0%
Energy	10.0%
Utilities	5.2%
Materials	3.0%
Health Care	1.9%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 40.

and sovereign debt problems on the periphery of Europe suggest that monetary policy will remain highly accommodative for some time yet. Meanwhile Asian economies appear very strong, buoyed by a dramatic increase in exports, rising property prices, and buoyant domestic demand. In some cases, central banks have even started tightening policy; although in our view, they are still erring on the side of caution.

This scenario implies sufficient liquidity and corporate earnings support to sustain the robust equity market performance, while valuations are now close to the middle of their historical range.

For the Indian economy, economic growth trends indicate a strong and reasonably sustainable recovery ahead. We anticipate corporate earnings may rebound to 25% levels for the fiscal year ending March 2011. However, the macro growth is being accompanied by worryingly high levels of inflation, which is also prompting a monetary tightening response.

Liquidity in the markets remains ample, as is reflected in the record subscriptions for reasonably priced private sector issues. While issues under the government disinvestment program have been more aggressively priced, they have also managed to raise targeted funds. Markets have taken the partial withdrawal of fiscal stimulus and the small rise in interest rates in stride so far. In addition to global market developments, the domestic inflation trajectory and the resultant government response will be key parameters influencing market sentiment in the next few months.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – Greater China Fund (the “Fund”)

March 31, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 3/31/10

	6 Month*	1 Year	Since Inception (12/29/08)
Greater China Fund — Class A (with load)	-2.42%	37.70%	30.39%
(without load)	3.51%	46.12%	36.69%
Greater China Fund — Class C (with CDSC)	2.14%	45.07%	35.69%
(without CDSC)	3.14%	45.07%	35.69%
Greater China Fund — Class I	3.67%	46.51%	37.09%
MSCI Golden Dragon Index	6.20%	59.50%	52.09%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 9.74% for Class A, 11.72% for Class C, and 9.50% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.95%, 2.70% and 1.70%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total return shown includes the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	11

Management’s Discussion of Fund Performance

Greater China Fund (the “Fund”) (Unaudited)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2010 (35.1% of Portfolio)
1.HON HAI Precision Industry Co. Ltd.	5.9%
2.China Mobile Ltd.	4.9%
3.Industrial & Commercial Bank of China Ltd. — H Shares	4.7%
4.China Construction Bank Corp. — H Shares	3.9%
5.China Life Insurance Co. Ltd. — H Shares	3.2%
6.CNOOC Ltd.	3.0%
7.Taiwan Semiconductor Manufacturing Co. Ltd.	2.6%
8.Tencent Holdings Ltd.	2.4%
9.PetroChina Co. Ltd. — H Shares	2.3%
10. Sun Hung Kai Properties Ltd.	2.2%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 42. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

During the six months ended March 31, 2010, the Fund was up 3.51% while the return of the MSCI Golden Dragon Index (the “benchmark”) with net dividends reinvested was up 6.20%. The Fund underperformed the benchmark (measured in terms of the base currency, USD) by 2.69%.

Markets in the Greater China region continued to rise during the fourth quarter of 2009 on the back of encouraging economic statistics and global recovery. The Fund was in tune with the market trend in the October to December 2009 period, but the sharp fall of the overall market in January 2010 on concerns over the potential for earlier-than-expected tightening measures worked against the Fund. In February and March, the rising markets in the Greater China region reflected renewed confidence about the global economic outlook among investors. Overall, markets in China, Hong Kong and Taiwan in local currency terms rose during the six-month review period with the MSCI China Index up 8.0%, the MSCI Hong Kong Index up 6.3% and the MSCI Taiwan Index up 2.7%.

We maintained our equity ratio at around 97.6% of the Fund’s net assets. At the end of March, the Fund consisted of 96 stocks.

The underperformance was mainly derived from our overweight position in the Energy and Materials sectors. In terms of a shift of Fund strategy over the review period, we have acknowledged the strength of domestic demand in China and have increased our exposure in the Consumer Discretionary sector. This was financed by reducing the Fund’s exposure to the Financial sector.

Market Outlook:

In Hong Kong, macroeconomic data continues to point to a sustainable recovery in the Hong Kong economy. After four consecutive quarters of year-over-year (“yoy”) contraction, fourth quarter Gross Domestic Product (“GDP”) returned to a positive growth of 2.6% yoy or 2.3% quarter-over-quarter (“qoq”). It also marked an end to four quarters of economic contraction. The unemployment rate dropped to 4.6% in February from 4.9% in the previous two months, representing a 13-month low from the peak of 5.4% in August 2009. Retail sales maintained their growth momentum and were up by an impressive 35.8% yoy in February. Export and import yoy growth also turned positive, continuing a trend that began in November. For renminbi (the Chinese yuan) dependent business in Hong Kong, this may help to continue to attract capital inflow that in turn will underpin financial market performance in Hong Kong. A rebound in visitor arrivals, led by visitors from the Mainland, looks set to buoy Hong Kong’s service sector. And, the acceleration of economic growth in China and seemingly abundant liquidity conditions are likely to continue to further drive optimism in Hong Kong.

In China, fourth quarter GDP once again grew at double digit rate, up 10.7% yoy. China’s Purchasing Managers’ Index (PMI) rebounded strongly to 55.1% in March, indicating continued strong expansion in the manufacturing sector. The PMI figure continued to see improvement, despite the slippage of February PMI to 52%, which was disrupted by the Chinese New Year. Interestingly, China’s six-year-long run of trade surpluses ended in March

12	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(concluded) – Greater China Fund (Unaudited)

with a deficit of $7.2 billion (in USD terms). High domestic demand was also reflected in strong retail sales, which were up 22.1% yoy in February and have maintained double digit yoy growth rates throughout the period. China, in 2009, saw rapid growth in money supply, bank lending and fixed asset investment. However, as indicated by a slowdown in money supply in the first quarter of 2010, tighter money policy is having its effect on the economy.

In Taiwan, fourth quarter GDP surged by 9.2% yoy, the first jump since the second calendar quarter of 2008. The unemployment rate fell for six straight months, at 5.65% in March versus the August peak of 6.04%. Yet, because of the still high unemployment rate and much muted inflationary pressure, the Taiwanese central bank (CBC) has kept the discount rate unchanged at 1.25% throughout the period, allowing further room for the economy to recover. Taiwan market fundamentals appear solid now and the economy has started to turn around. Furthermore, the relationship with China has improved, which is boosting inward investment opportunities.

In line with our Pacific Basin ex-Japan strategy, we anticipate gradually increasing our weighting in Taiwan and Hong Kong, funded by our China exposure.

Country Allocation Illustration–Benchmark vs. Fund:

	Benchmark (MSCI Golden Dragon) March 31, 2010	Fund Strategy
China	49.2%	0.7%
Hong Kong	20.7%	-1.8%
Taiwan	30.1%	1.1%
	100.0%

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
March 31, 2010
Equity Holdings	97.8%
Cash Equivalents	0.0%

Sector Diversification
March 31, 2010
Financials	32.0%
Information Technology	23.2%
Energy	10.2%
Consumer Discretionary	8.3%
Materials	7.5%
Telecommunication Services	5.5%
Industrials	5.3%
Consumer Staples	4.1%
Utilities	1.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 42.

Nomura Partners Funds	The World from Asia	:	13

Performance Summary (Unaudited) – Global Equity Income Fund (the “Fund”)

March 31, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 11.49% for Class A, 12.16% for Class C, and 11.26% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.75%, 2.50% and 1.50%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total return shown includes the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 3/31/10

	6 Month*	1 Year	Since Inception (12/29/08)
Global Equity Income Fund — Class A
(with load)	0.73%	36.73%	16.31%
(without load)	6.85%	45.08%	21.93%
Global Equity Income Fund — Class C
(with CDSC)	5.39%	43.87%	21.01%
(without CDSC)	6.39%	43.87%	21.01%
Global Equity Income Fund — Class I	6.90%	45.37%	22.23%
MSCI World Index	7.44%	52.37%	29.46%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

Global Equity Income Fund (the “Fund”) (Unaudited)

For the six months ended March 31, 2010, the Fund rose 6.85%. Meanwhile, the returns of the MSCI World Index with net dividends reinvested (USD) and that of the MSCI World Value Index with net dividends reinvested (USD) were 7.44% and 5.65%, respectively. The strongest regions were North America and emerging markets, rising 11.4% and 11.2%, respectively. The Pacific Basin excluding Japan region (PBxJ) continued to rally, rising 8.4%, while Japan posted a 5.2% return for the period. Meanwhile, Europe lagged behind registering a 1.4% gain during the same period. (All performance figures are based on MSCI Total Return with net dividends reinvested in US Dollars.)

During the review period, the Fund maintained an equity ratio ranging between 96% and 99% of the Fund’s net assets. At the end of March 2010, the Fund consisted of 127 common stocks, American Depository Receipts (“ADRs”) and Real Estate Investment Trusts (“REITs”).

The Fund is designed for investors seeking current income and long-term capital appreciation through a mix of investments that pursues above-average dividend paying stocks. The Fund’s investment objectives are to achieve current income, and long-term growth of capital, through investing in relatively high dividend paying stocks. Taking into account those investment objectives, the Fund maintained its overweight position in sectors such as Consumer Staples, Utilities and Telecommunications during the period. The Fund’s underweight to the Information Technology and Materials sectors continued to work against us as those two sectors continued to rally on the back of global economic recovery prospects.

Among the strongest individual stock contributors were Emerson Electric Co. (US / Industrials), US Bancorp (US / Financials), Johnson Controls, Inc. (US / Consumer Discretionary), Kraft Foods, Inc. (US / Consumer Staples), and Zurich Financial Services AG (Switzerland / Financials). Those stocks performed well as investors’ focus has returned to their historically impressive financial track records and current undervaluation. The negative contributors included HSBC Holdings PLC (UK / Commercial Banks), Exelon Corp. (US / Electric Utilities), Royal Dutch Shell PLC (UK / Oil and Gas), Glaxosmithkline PLC (UK / Pharmaceuticals), and Sanofi-Aventis S.A. (France / Pharmaceuticals).

Market Outlook:

We believe that the global economy is on a path to recovery. We believe the major driving forces of recovery are 1) fiscal stimulus and unconventional policy measures taken by the governments and central banks worldwide to counter the financial crisis, 2) companies’ rebuilding inventories after working them off, and 3) a recovery in international trade. Expectations are growing in the market that the economic recovery will become more self-sustaining, as corporations become more willing to take on new workers to respond to a production recovery and use profits to increase capital spending. The U.S. and Japanese employment and capital investment numbers are showing signs of a recovery. However, the impact of fiscal and monetary stimulus in advanced economies should wane gradually.

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2010 (21.1% of Portfolio)
1.Royal Dutch Shell PLC — B Shares	2.5%
2.BP PLC	2.3%
3.Coca-Cola Co.	2.2%
4.Philip Morris International, Inc.	2.2%
5.HSBC Holdings PLC	2.1%
6.Chevron Corp.	2.1%
7.Procter & Gamble Co.	2.1%
8.GlaxoSmithKline PLC	1.9%
9.Merck & Co., Inc.	1.9%
10. Emerson Electric Co.	1.8%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 46. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

Nomura Partners Funds	The World from Asia	:	15

Management’s Discussion of Fund Performance

(concluded) – Global Equity Income Fund (Unaudited)

Portfolio Summary

Asset Allocation
March 31, 2010
Equity Holdings	98.7%
Cash Equivalents	0.0%

Sector Diversification
March 31, 2010
Financials	17.5%
Consumer Staples	14.9%
Health Care	11.7%
Energy	9.2%
Information Technology	9.1%
Consumer Discretionary	8.0%
Utilities	7.8%
Industrials	7.7%
Telecommunication Services	7.1%
Materials	5.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 46.

Furthermore, following the collapse of the U.S. housing market, over-indebted households are still struggling to rebuild their impaired balance sheets. For these reasons, it appears the U.S. economic recovery will slow moderately when the effect of the economic stimulus tapers off. From a monetary policy perspective, we believe the market will gradually start to discount rate hikes ahead. Although we do not expect the first hike until at least 2011, the markets may begin to incorporate rising interest rates far ahead of any actual action.

We continue to believe we can achieve our investment objectives by identifying high quality names based in “old and mature” countries with a significant and growing presence in emerging markets. Those companies should be able to sustain/resume their dividend growth though once the current tough business conditions return to normal, and they tend to be more reasonably valued than stocks listed in the emerging markets.

Our overall portfolio strategy for the remainder of calendar year 2010 remains largely unchanged. The Fund’s basic investment philosophy is to seek investments in attractively valued stocks from a dividend yield perspective with solid dividend payment track records and prospects of dividend growth into the foreseeable future. Accordingly, we trimmed our exposure to stocks that have relatively weak prospects for their dividends growth.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

16	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – Global Emerging Markets Fund (the “Fund”)

March 31, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 3/31/10

	6 Month*	1 Year	Since Inception (12/29/08)
Global Emerging Markets Fund — Class A
(with load)	-1.95%	50.85%	40.44%
(without load)	4.01%	60.07%	47.22%
Global Emerging Markets Fund — Class C
(with CDSC)	2.65%	58.90%	46.14%
(without CDSC)	3.65%	58.90%	46.14%
Global Emerging Markets Fund — Class I	4.16%	60.44%	47.61%
MSCI Emerging Markets Index	11.16%	81.08%	65.47%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 11.07% for Class A, 12.30% for Class C, and 9.26% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.95%, 2.70% and 1.70%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total return shown includes the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	17

Management’s Discussion of Fund Performance

Global Emerging Markets Fund (the “Fund”) (Unaudited)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2010 (29.5% of Portfolio)
1.Samsung Electronics Co. Ltd., GDR, 144A	4.8%
2.Vale S.A. — A Shares	3.4%
3.PDG Realty S.A. Empreendimentos e Participacoes	3.3%
4.Industrial Bank of Korea	2.9%
5.CNOOC Ltd.	2.8%
6.China Construction Bank Corp. — H Shares	2.6%
7.HON HAI Precision Industry Co. Ltd.	2.6%
8.Bank of China Ltd. — H Shares	2.4%
9.Turkiye Garanti Bankasi AS	2.4%
10. Mobile TeleSystems, ADR	2.3%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 51. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

In US Dollar terms, the MSCI Emerging Markets Index with net dividends reinvested rose 11.16% during the six months ended March 31, 2010. The period comprised the fourth and fifth consecutive quarters of positive returns for the index. The Fund, meanwhile, lagged behind the benchmark with a return of 4.01%.

In the fourth quarter of 2009, Latin America was by far the best performing region, followed by Asia and EMEA (Europe, the Middle East and Africa). In the first quarter of 2010, however, the best-performing region was EME (Europe and the Middle East), which returned 6.9% in US Dollar terms. Latin America and Asia, meanwhile, were the laggards. Macro events such as Chinese monetary tightening and the risk of Greek debt default weighed on sentiment early in 2010. But as risk appetite returned in the absence of negative news, markets mounted a strong recovery in March.

The main positive for the Fund over the six-month period was its position in a range of strong-performing banks. Axis Bank Ltd. in India, Bumiputra Commerce in Malaysia and Turkiye Garanti Bankasi AS in Turkey all appeared in the list of the Fund’s top ten performers at some point during this time frame. They benefited from their status as less leveraged financial institutions than their western peers and are potential beneficiaries of the growth in domestic emerging market economies.

Partially offsetting these gains was the Fund’s position in India real-estate company Unitech Ltd., which performed poorly as many investors took profits in quarter four by selling after the shares peaked at the end of September.

Attribution from Brazil was positive. Hypermarcas S.A. was one of the best contributors to the Fund, while avoiding oil giant Petrobras was also a boost to the Fund’s relative performance. On the other hand, weakness in PDG Realty S.A., one of the Fund’s largest holdings, impaired performance significantly in quarter one of 2010. The Fund continues to hold the stock, as we believe that the market became overly concerned about the impact that tighter monetary policy would have on the low-income housing sector.

South African construction company Murray & Roberts was a significant drag on performance; following a very strong run, the stock came under pressure on concerns surrounding delays in the South African electricity expansion program as well as its Middle Eastern exposure. However, the negative impact of Murray & Roberts was offset by holding Aspen Pharmacare Holdings Ltd., which delivered impressive profits growth in its South African business.

Lastly, returns from our holdings in China and Taiwan were a little disappointing. In China, avoiding one of the telecom giants was helpful as it underperformed the broader market. However, our holdings in NetEase.com underperformed as the Chinese operator of World of Warcraft online gaming franchise saw momentum in its shares slow. Meanwhile, in Taiwan, holdings in Taiwan Fertilizer and MediaTek, Inc. declined, dragging returns down with them.

18	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(concluded) – Global Emerging Markets Fund (Unaudited)

Outlook and Strategy

We continue to see real improvements in the operating performance of companies across emerging markets. This is evidenced by the continuity and magnitude of earnings upgrades, especially in Asia. Upgrades are naturally very supportive for equities and encourage us to maintain a balanced portfolio with a positive bias. But there is still a real risk that consensus expectations of a ‘v-shaped’ economic recovery may prove overly optimistic. Furthermore, the elevated inflation in a number of economies points towards tightening monetary policy.

After the 2009 rally, emerging-market valuations have risen to, or above, their historical averages. We therefore see limited room for a lasting rerating for the asset class. So far, 2010 is shaping up to be a typical ‘year two’ of economic recovery, with somewhat subdued returns from equities. As a gradual global recovery is well under way and monetary stimulus in developed economies has reached its peak, we believe that the ‘risk trade’ is mature and the market has become more balanced. Therefore, the direction of the broad market should not be the overriding investment theme of 2010. Instead, investment performance is likely to hinge on stock selection rather than asset allocation — that is, on identifying the best opportunities within the asset class.

Our focus remains on high-quality franchises with strong links to robust domestic consumption. We believe that the primary driver of growth for many emerging economies will shift from exports towards domestic demand. The medium- and long-term growth opportunities in emerging markets remain vast.

In the meantime, our strategy focuses on high-quality companies exposed to secular growth trends. Over the period, we continued to consolidate the Fund’s holdings in the stocks in which we have the highest levels of conviction, especially in domestically oriented sectors.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
March 31, 2010
Equity Holdings	95.1%
Cash Equivalents	2.5%

Sector Diversification (Excludes Cash Equivalents)
March 31, 2010
Financials	28.7%
Materials	15.6%
Information Technology	14.7%
Consumer Discretionary	12.3%
Energy	6.9%
Telecommunication Services	5.8%
Industrials	3.8%
Consumer Staples	3.0%
Health Care	2.2%
Utilities	2.1%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 51.

Nomura Partners Funds	The World from Asia	:	19

Performance Summary (Unaudited) – Global Alpha Equity Fund (the “Fund”)

March 31, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 10.05% for Class A, 11.97% for Class C, and 9.82% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.85%, 2.60% and 1.60%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total return shown includes the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 3/31/10

	6 Month*	1 Year	Since Inception (12/29/08)
Global Alpha Equity Fund — Class A
(with load)	-2.20%	35.36%	19.38%
(without load)	3.77%	43.57%	25.15%
Global Alpha Equity Fund — Class C
(with CDSC)	2.33%	42.49%	24.19%
(without CDSC)	3.33%	42.49%	24.19%
Global Alpha Equity Fund — Class I	3.91%	43.99%	25.45%
MSCI World Index	7.44%	52.37%	29.46%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

20	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

Global Alpha Equity Fund (the “Fund”) (Unaudited)

The MSCI World Index with net dividends reinvested (USD) rose by 7.44% during the six-month period ended March 31, 2010. The rally in economically sensitive sectors continued, with the best performances coming from stocks in the Consumer Discretionary, Industrial and Material sectors. In this environment, the Fund delivered a return of 3.77%.

These market returns masked some rotation between themes. Markets were driven higher at times, as investors backed companies with operational leverage and exposure to the continuing growth of emerging-market economies, industrials, materials and energy stocks drove market indices higher. The positive mood was not consistent though. Attention at times shifted to the anaemic growth of developed economies, to the fiscal weakness of the ‘PIIGS’ (Portugal, Italy, Ireland, Greece and Spain) and to monetary tightening in emerging markets. Tightening in India and China, although a factor of rising inflation, increasingly came to be seen as a positive indicator — as a signal that growth is sustainable and well managed.

Much of the Fund’s underperformance came in the latter months of 2009; whereas the first quarter of 2010 saw the Fund perform broadly in line with the index.

After positive outperformance from the Fund’s Financial and Energy holdings in the third quarter, a sudden reversal of the cyclical trade in October led share prices across both sectors sharply lower. As a result, the Fund underperformed the index over the fourth quarter. Specifically, the Fund’s positions in Banco Santander S.A. and Société Générale were unhelpful. Banco Santander S.A. was hit by worries surrounding Spain’s fiscal deficit, which caused the market to raise the cost of capital for Spanish companies. We reviewed the position and found reasons for continuing optimism toward the group’s Latin American exposure: we retained our investment.

Other disappointments included Alcoa, Inc., which missed market expectations as rising costs put anticipated operating leverage under pressure. CVS Caremark Corp., the pharmacy, retailer and benefits manager seemed to be progressing well with its merger with Caremark, but the loss of several contracts in its pharmacy benefits management business hit earnings estimates. We sold the holding to finance other, higher-conviction ideas. Finally, NetEase.com, a Chinese online-gaming company, was hurt by a dispute with domestic regulators — this matter now appears to have been resolved.

On a more positive note, Google, Inc. was a leading performer in the fourth quarter, and one of our top ten over the six months, as the strength of its products and a cyclical upswing in advertising revenues buoyed its share price. Apple, Inc. was also one of the Fund’s top ten performers over the period, as investors were caught up in the hype around its latest ‘category-killer’ product, the iPad, and as results surpassed expectations. Indeed, several of our best-performing holdings reported that their earnings were stronger than the market had expected. This was true for ABB Ltd., Family Dollar Stores, Inc., Hartford Financial Services Group, Inc., Agco Corp. and Carlsberg A/S — as well as for more recent purchases, such as Calgon Carbon Corp.

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2010 (31.9% of Portfolio)
1.Bank of America Corp.	3.5%
2.Hewlett-Packard Co.	3.4%
3.Hartford Financial Services Group, Inc.	3.4%
4.Rio Tinto PLC	3.3%
5.Cisco Systems, Inc.	3.3%
6.Credit Suisse Group AG	3.1%
7.Apple, Inc.	3.0%
8.JPMorgan Chase & Co.	3.0%
9.Anadarko Petroleum Corp.	3.0%
10 Family Dollar Stores, Inc.	2.9%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 54. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

Nomura Partners Funds	The World from Asia	:	21

Management’s Discussion of Fund Performance

(concluded) – Global Alpha Equity Fund (Unaudited)

Portfolio Summary

Asset Allocation
March 31, 2010
Equity Holdings	99.0%
Cash Equivalents	3.7%

Sector Diversification
(Excludes Cash Equivalents)
March 31, 2010
Financials	22.6%
Information Technology	18.9%
Industrials	17.3%
Materials	14.6%
Consumer Discretionary	7.4%
Energy	6.9%
Health Care	5.1%
Consumer Staples	4.8%
Utilities	1.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 54.

Outlook and Strategy

The market environment continues to be dominated by the economic recovery from the demand shock administered by the global financial crisis. As a ‘normalization’ process continues, sales are recovering, supported by a rebuilding of inventory in the system and the significantly reduced costs achieved by company management last year. The impact of the rebuilding of inventories is already starting to be felt in the economy, evidence of which can be seen in many indicators such as US freight volumes.

We can still find undervalued stocks – but the opportunity set is shrinking. Despite that, there remain instances where the market has not fully discounted the normalization of profitability, or where it has not understood the extent of the operating leverage that has been created. Many of these opportunities are to be found in the financial sector. The normalization of credit losses has started, which may generate significant returns for US banks. In this respect, we are particularly enthusiastic about the prospects for Bank of America and Hartford. Elsewhere, the Fund is exposed to normalization in truck sales (MAN SE), tractor sales (AGCO Corp.) and in shipping (Nippon Yusen K.K.).

As the impact of the inventory cycle begins to fade, economic growth will likely return to a sub-trend level consistent with the ongoing de-leveraging of economies across the West. During this period of adjustment, the average company may struggle to grow earnings and overall revenue growth could be constrained. With earnings growth in short supply, the market should award it a higher value. We are focused on managing the transition from the normalization trade and finding those growth franchises that have the characteristics to succeed in the de-leveraging phase.

Transactions

In a quiet end to the year 2009, the only transactions of the Fund’s top ten holdings by us involved the purchase of a holding in the US technology giant Cisco Systems, Inc. Its latest results demonstrated that IT budgets appear to be rising again. In the medium- to long-term we believe Cisco Systems, Inc. will be a key player in expanding the capacity of the internet — vital given the trends towards streaming video content and the eventual move toward ‘cloud computing’. We funded this purchase by reducing our holding in Société Générale. This represented a ‘right-sizing’ of the position rather than a change in view: we retain our positive view of the prospects for this French lender.

As we moved into 2010, the key focus of activity was the search for growth stocks that we believe can deliver compound growth in sales and earnings in the coming years — growth that persists beyond the recent rebound in corporate profitability.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – International Growth Equity Fund (the “Fund”)

March 31, 2010

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 3/31/10

	6 Month*	1 Year	Since Inception (12/29/08)
International Growth Equity Fund — Class A (with load)	1.60%	33.76%	14.00%
(without load)	7.81%	41.96%	19.51%
International Growth Equity Fund — Class C (with CDSC)	6.63%	41.18%	18.78%
(without CDSC)	7.63%	41.18%	18.78%
International Growth Equity Fund — Class I	8.12%	42.60%	19.94%
MSCI EAFE Growth Index	6.20%	50.61%	26.67%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 14.32% for Class A, 15.01% for Class C, and 14.09% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.75%, 2.50% and 1.50%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total return shown includes the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	23

Management’s Discussion of Fund Performance

International Growth Equity Fund (the “Fund”) (Unaudited)

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2010 (27.5% of Portfolio)
1.BHP Billiton PLC	4.6%
2.Nestle S.A.	4.0%
3.Rio Tinto Ltd.	2.9%
4.Novartis AG	2.6%
5.Unilever PLC	2.6%
6.Westpac Banking Corp.	2.4%
7.Standard Chartered PLC	2.1%
8.Honda Motor Co. Ltd.	2.1%
9.British American Tobacco PLC	2.1%
10. Xstrata PLC	2.1%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 56. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

Strong relative performance in the 4th quarter of 2009 for the Fund was followed by slightly negative relative performance in the 1st quarter of 2010. Overall, for the six months ended March 31, 2010, the Fund outperformed the MSCI EAFE Growth Index (the “benchmark”) with net dividends reinvested by 1.61% for the period with a return of 7.81% versus the benchmark return of 6.20%. On the whole, the Fund’s Momentum risk factor (which we define as risk-adjusted relative return) was a negative influence during January and February but it rebounded in March. Momentum was stronger within U.S. markets. The recovery of Momentum is not predicated on a continuing market rally. Historically, a recovery in the Momentum risk factor starts six to nine months following a market “bottom” and there are early signs this recovery has already begun in the U.S. space. The Growth exposure (which we define as earnings acceleration) was flat for the recent quarter. Most encouraging, however, is that earnings were being rewarded in the broader market.

During the fourth quarter of 2009, the Fund outperformed the benchmark by 1.92%. On a sector basis, Consumer Discretionary and Financials contributed to positive relative performance. Energy and Utilities negatively impacted the Fund. On a country basis, positive total effect was produced in Japan and Germany. The United Kingdom and Canada detracted from relative performance. Positions in Rio Tinto PLC (Materials, United Kingdom), BHP Billiton PLC (Materials, United Kingdom), and Mitsubishi Corp. (Industrials, Japan) positively impacted the Fund while negative contributions to relative return came from Barclays PLC (Financials, United Kingdom), EnCana Corp. (Energy, Canada), and FANUC Ltd. (Industrials, Japan).

During the first quarter of 2010, the Fund underperformed the benchmark by 0.33%. On a country basis, Japan and Singapore detracted from relative performance by approximately 1.06%. Positive contributions came from exposure to Canada and France. On a sector basis, Consumer Discretionary and Financials negatively impacted relative performance by approximately 0.73% while Industrials and Energy contributed positively to relative performance. Positions in Prudential PLC (Financial, United Kingdom), Genting Singapore PLC (Consumer Discretionary, Singapore), and Unilever PLC (Consumer Staples, United Kingdom) detracted from relative performance. Bombardier, Inc. (Industrials, Canada), Infineon Technologies AG (Information Technology, Germany), and BHP Billiton PLC (Materials, United Kingdom) positively impacted performance.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(concluded) – International Growth Equity Fund (Unaudited)

Portfolio Summary

Asset Allocation
March 31, 2010
Equity Holdings	96.8%
Cash Equivalents	2.0%

Sector Diversification
(Excludes Cash Equivalents)
March 31, 2010
Materials	16.6%
Consumer Staples	14.1%
Industrials	13.0%
Financials	12.6%
Consumer Discretionary	11.3%
Health Care	11.1%
Information Technology	7.8%
Telecommunication Services	5.5%
Energy	3.3%
Utilities	1.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 56.

Nomura Partners Funds	The World from Asia	:	25

Performance Summary (Unaudited) – International Equity Fund (the “Fund”)

March 31, 2010

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 10.27% for Class A, 12.27% for Class C, and 10.04% for Class I. However, the investment advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2011, so that (net) operating expenses are limited to 1.75%, 2.50% and 1.50%, respectively. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.00% redemption fee. Total return shown includes the maximum sales charge of 5.75% for Class A shares and CDSC of 1.00% for Class C shares. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 3/31/10

	6 Month*	1 Year	Since Inception (12/29/08)
International Equity Fund — Class A
(with load)	-4.16%	42.67%	18.79%
(without load)	1.69%	51.37%	24.53%
International Equity Fund — Class C
(with CDSC)	0.37%	50.42%	23.68%
(without CDSC)	1.37%	50.42%	23.68%
International Equity Fund — Class I	1.91%	51.75%	24.89%
MSCI EAFE Index	3.06%	54.44%	27.65%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

International Equity Fund (the “Fund”) (Unaudited)

International equity markets made a modest advance in USD terms over the six months ended March 31, 2010. In local currency, market returns were a little higher. The Fund rose by 1.69%, compared with an advance of 3.06% in the MSCI EAFE Index with net dividends reinvested.

During the fourth quarter of 2009 confidence in the economic background moved in fits and starts but, by the end of the period, economic data and corporate earnings releases gradually made investors feel more comfortable that the world would avoid a “double-dip” scenario.

The mood changed sharply in January, when concerns about fiscal difficulties in Greece (inflamed by the recent economic recession) sparked worries about a broadly-based sovereign debt crisis. Greece and other peripheral European markets were the main victims of the consequent rise in risk aversion. During February and March, however, the markets generally recovered their nerve with the sovereign debt worries gradually receding. As before, news about the economic recovery and corporate earnings provided a generally positive backdrop.

For the six month period ended March 31, 2010, Japan modestly outperformed, while Europe was the weak spot largely for the reasons mentioned above. Our allocation decisions had a neutral effect over the period (the benefit of overweighting Asia ex-Japan was neutralized by our underweighting of Japan), while stock selection effects were slightly negative. Outperformance in Europe was not enough to counterbalance the negative effects in Asia.

Market Outlook:

Risk appetite has seen an improvement since the downturn in January on the back of generally encouraging fundamental announcements (from companies and on economic activity), and a gradual reduction in the perceptions of sovereign risk.

Our base case scenario for the market outlook remains what we call “balance sheet adjustment”. This is a slow healing process, where the signs of economic recovery are sufficiently positive to reassure investors of an improving fundamental environment, but not so strong that central banks in the major developed economies feel the need for an urgent tightening of monetary policy.

After the recent recovery this seems to be the view, which is generally assumed by market participants. As such we think a strong upward move is unlikely, but a gradual drip of positive news should help markets to make modest progress.

We took advantage of the setback in January to increase our positions in emerging markets (investing approximately 2% in Brazil and Russia, where we were attracted by the secular domestic growth stories and undemanding valuations), while remaining overweight in Asia ex-Japan (+2% versus benchmark). Our underweights were in Europe (-3%) and Japan (-1%).

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2010 (52.7% of Portfolio)
1.The Japan Fund — Institutional Shares	19.9%
2.Asia Pacific ex Japan Fund — Institutional Shares	15.1%
3.Nestle S.A.	3.1%
4.Novartis AG	2.3%
5.Royal Dutch Shell PLC — A Shares	2.3%
6.Roche Holding AG	2.2%
7.Vodafone Group PLC	2.2%
8.Siemens AG	2.0%
9.HSBC Holdings PLC	2.0%
10. Vivendi	1.6%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 59. A quarterly Fund Summary and Portfolio Holdings list is available upon request.

Nomura Partners Funds	The World from Asia	:	27

Management’s Discussion of Fund Performance

(concluded) – International Equity Fund (Unaudited)

Portfolio Summary

Asset Allocation
March 31, 2010
Equity Holdings	99.4%
Cash Equivalents	0.0%

Sector Diversification
March 31, 2010
Mutual Funds	35.0%
Financials	15.0%
Health Care	7.5%
Consumer Discretionary	7.1%
Energy	6.4%
Materials	6.4%
Industrials	6.3%
Consumer Staples	5.5%
Telecommunication Services	3.9%
Utilities	3.6%
Information Technology	2.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 59.

Our overweight in the Asia ex-Japan markets was based on relatively long-term views, expecting them to benefit from better growth rates than the developed world while recognizing that they are already facing the turn of the screw as far as monetary tightening is concerned. Ultimately the pre-emptive action which has been taken by the authorities in the region should see an appropriate reward.

We see the problems in Europe as long-term and structural. Measures to reduce fiscal deficits will tend to depress growth and the Euro is expected to continue to be weak. Many European companies are global in their activities but, nevertheless, the economic perceptions may act as a drag on market performance.

Japan is enjoying good economic news in the short-term. We suspect, however, that in the final analysis the economic recovery will be moderate and any significant prospect of outperformance would need to be accompanied by a material improvement in long-term profitability, which still seems a distant hope.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2010

Common Stocks 97.2%^

	Shares	Value ($)
Consumer Discretionary 20.0%
Auto Components 5.2%
Aisin Seiki Co. Ltd.	44,100	1,321,503
Bridgestone Corp.	83,800	1,431,207
Denso Corp.	96,400	2,873,085
GMB Corp.	7,900	96,352
HI-LEX Corp.	13,600	172,330
Koito Manufacturing Co. Ltd.	100,000	1,485,448
Musashi Seimitsu Industry Co. Ltd.	12,900	274,900
Nifco, Inc.	11,600	266,869
Press Kogyo Co. Ltd.	79,000	196,632
Stanley Electric Co. Ltd.	27,900	541,269
Sumitomo Rubber Industries Ltd.	140,400	1,237,978
		9,897,573

Automobiles 5.5%
Daihatsu Motor Co. Ltd.	105,000	1,003,236
Honda Motor Co. Ltd.	123,000	4,345,553
Isuzu Motors Ltd.*	226,000	612,010
Nissan Motor Co. Ltd.*	264,000	2,263,411
Suzuki Motor Corp.	45,800	1,008,147
Toyota Motor Corp.	29,100	1,170,038
		10,402,395

Diversified Consumer Services 0.1%
Best Bridal, Inc.	63	165,060

Hotels, Restaurants & Leisure NM%
Amiyaki Tei Co. Ltd.	31	88,957

Household Durables 3.8%
Makita Corp.	28,600	937,346
Mitsui Home Co. Ltd.	24,000	131,454
Panasonic Corp.	137,200	2,104,905
Rinnai Corp.	10,800	567,306
Sharp Corp.	14,000	175,145
Sony Corp.	83,900	3,214,134
		7,130,290

Internet and Catalog Retail 1.2%
ASKUL Corp.	18,900	359,021
Rakuten, Inc.	2,606	1,882,083
		2,241,104

Leisure Equipment and Products 0.1%
Namco Bandai Holdings, Inc.	18,900	183,774

	Shares	Value ($)
Media 0.2%
Fuji Media Holdings, Inc.	145	214,145
SKY Perfect JSAT Holdings, Inc.	379	162,767
		376,912

Multiline Retail 1.1%
Don Quijote Co. Ltd.	13,200	329,438
Isetan Mitsukoshi Holdings Ltd.	88,300	947,675
Matsuya Co. Ltd.*	19,800	186,015
Parco Co. Ltd.	22,300	187,879
Ryohin Keikaku Co. Ltd.	9,200	387,455
		2,038,462

Specialty Retail 2.5%
Arc Land Sakamoto Co. Ltd.	17,200	184,953
Asahi Co. Ltd.	11,300	186,679
Bookoff Corp.	26,800	261,401
Fast Retailing Co. Ltd.	5,400	937,915
Komeri Co. Ltd.	16,500	429,862
Nitori Co. Ltd.	7,900	599,820
Point, Inc.	8,740	523,553
Shimamura Co. Ltd.	3,800	336,586
Xebio Co. Ltd.	39,700	801,060
Yamada Denki Co. Ltd.	6,180	456,222
		4,718,051

Textiles, Apparel and Luxury Goods 0.3%
ASICS Corp.	34,000	332,438
Sanyo Shokai Ltd.	37,000	140,211
		472,649
Total Consumer Discretionary		37,715,227

Consumer Staples 4.3%
Beverages 0.2%
Kirin Holdings Co. Ltd.	26,000	382,353

Food and Staples Retailing 1.9%
Arcs Co. Ltd.	9,800	132,199
CREATE SD HOLDINGS Co. Ltd.	8,300	155,494
GROWELL Holdings Co. Ltd.	9,100	192,439
Maxvalu Tokai Co. Ltd.	13,300	147,642
Okuwa Co. Ltd.	24,000	241,827
S Foods, Inc.	27,000	223,254
Seven & I Holdings Co. Ltd.	87,500	2,114,985
Sundrug Co. Ltd.	6,700	159,134
Yaoko Co. Ltd.	5,200	153,239
		3,520,213

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	29

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
Food Products 1.1%
Ajinomoto Co., Inc.	140,000	1,387,201
Kameda Seika Co. Ltd.	4,900	87,502
Marudai Food Co. Ltd.	106,000	302,814
Mitsui Sugar Co. Ltd.	26,000	86,599
Nisshin Oillio Group Ltd.	37,000	179,007
Warabeya Nichiyo Co. Ltd.	6,400	75,540
		2,118,663

Household Products 1.0%
Unicharm Corp.	19,000	1,835,524

Personal Products 0.1%
Dr Ci:Labo Co. Ltd.	77	180,548
Total Consumer Staples		8,037,301

Energy 0.7%
Energy Equipment and Services 0.2%
Modec, Inc.	28,000	502,515

Oil, Gas and Consumable Fuels 0.5%
INPEX Corp.	22	161,501
Itochu Enex Co. Ltd.	34,900	184,094
Japan Petroleum Exploration Co.	3,200	161,726
Nippon Oil Corp.	75,000	377,832
		885,153
Total Energy		1,387,668

Financials 9.6%
Capital Markets 0.3%
Monex Group, Inc.	393	193,465
Tokai Tokyo Financial Holdings	74,000	308,837
		502,302

Commercial Banks 4.1%
Bank of Kyoto Ltd.	45,000	414,546
Bank of Yokohama Ltd.	213,000	1,040,340
Chiba Bank Ltd.	183,000	1,091,395
Keiyo Bank Ltd.	63,000	303,983
Mitsubishi UFJ Financial Group, Inc.	384,100	2,004,354
Musashino Bank Ltd.	7,000	201,010
Seven Bank Ltd.	43	86,490
Sumitomo Mitsui Financial Group, Inc.	62,700	2,062,587
Sumitomo Trust & Banking Co. Ltd.	104,000	607,837
		7,812,542

	Shares	Value ($)
Consumer Finance 0.2%
Aeon Credit Service Co. Ltd.	21,800	258,909
Jaccs Co. Ltd.	56,000	118,638
		377,547

Diversified Financial Services 1.5%
Fuyo General Lease Co. Ltd.	4,600	129,739
Japan Securities Finance Co. Ltd.	12,500	91,464
ORIX Corp.	26,900	2,380,338
Osaka Securities Exchange Co. Ltd.	39	203,621
		2,805,162

Insurance 1.9%
Aioi Insurance Co. Ltd.	240,000	1,242,300
Sony Financial Holdings, Inc.	207	679,154
Tokio Marine Holdings, Inc.	57,900	1,631,030
		3,552,484

Real Estate Management and Development 1.6%
Daibiru Corp.	17,000	143,202
Daiwa House Industry Co. Ltd.	35,000	395,098
Sumitomo Real Estate Sales Co. Ltd.	6,320	273,924
Sumitomo Realty & Development Co. Ltd.	104,000	1,980,144
Tokyo Tatemono Co. Ltd.	50,000	178,950
		2,971,318
Total Financials		18,021,355

Health Care 2.8%
Health Care Equipment and Supplies 1.2%
As One Corp.	12,000	210,677
Nihon Kohden Corp.	15,900	292,603
Terumo Corp.	34,200	1,818,477
		2,321,757

Health Care Technology 0.1%
So-net M3, Inc.	47	160,640

Pharmaceuticals 1.5%
Daiichi Sankyo Co. Ltd.	9,800	183,593
Eisai Co. Ltd.	10,600	377,659
Kaken Pharmaceutical Co. Ltd.	29,000	238,997
Kyowa Hakko Kirin Co. Ltd.	56,000	577,594
Shionogi & Co. Ltd.	30,200	573,978
Taisho Pharmaceutical Co. Ltd.	11,000	199,862

The accompanying notes are an integral part of the financial statements.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Takeda Pharmaceutical Co. Ltd.	4,000	176,005
Torii Pharmaceutical Co. Ltd.	10,100	198,175
Tsumura & Co.	11,500	333,586
		2,859,449
Total Health Care		5,341,846

Industrials 20.9%
Air Freight and Logistics 0.3%
Kintetsu World Express, Inc.	8,700	224,403
Yamato Holdings Co. Ltd.	29,300	410,565
		634,968

Building Products 2.6%
Asahi Glass Co. Ltd.	15,000	168,264
Bunka Shutter Co. Ltd.	73,000	202,912
Daikin Industries Ltd.	62,900	2,575,158
JS Group Corp.	19,700	401,137
Nippon Sheet Glass Co. Ltd.	144,000	425,431
Noritz Corp.	14,000	215,669
Sanwa Holdings Corp.	126,000	419,462
Sekisui Jushi Corp.	3,000	25,932
TOTO Ltd.	60,000	408,443
		4,842,408

Commercial Services and Supplies 0.9%
Aeon Delight Co. Ltd.	5,200	73,107
Daiseki Co. Ltd.	9,100	189,557
Moshi Moshi Hotline, Inc.	22,050	421,528
Park24 Co. Ltd.	17,200	175,908
Secom Co. Ltd.	9,100	396,877
Sohgo Security Services Co. Ltd.	35,100	406,334
		1,663,311

Construction and Engineering 0.2%
Kinden Corp.	19,000	166,483
Nippo Corp.	9,000	69,141
Nippon Densetsu Kogyo Co. Ltd.	11,000	85,971
Taihei Dengyo Kaisha Ltd.	15,000	137,017
		458,612

Electrical Equipment 3.1%
Futaba Corp.	4,000	79,011
Mitsubishi Electric Corp.	267,000	2,454,352
SEC Carbon Ltd.	15,000	89,082
Sumitomo Electric Industries Ltd.	258,800	3,174,244
		5,796,689

	Shares	Value ($)
Machinery 6.4%
Chugai Ro Co. Ltd.	46,000	135,361
Daifuku Co. Ltd.	29,000	228,400
Ebara Corp.*	40,000	204,234
FANUC Ltd.	19,700	2,091,419
Glory Ltd.	24,300	601,493
Hitachi Zosen Corp.	269,500	395,104
Japan Steel Works Ltd.	19,000	216,643
Kawasaki Heavy Industries Ltd.	436,000	1,203,765
Komatsu Ltd.	85,000	1,783,128
Kubota Corp.	188,000	1,714,086
Kyokuto Kaihatsu Kogyo Co. Ltd.	25,000	93,894
Max Co. Ltd.	8,000	85,456
Mitsubishi Heavy Industries Ltd.	319,000	1,314,491
Nabtesco Corp.	25,000	333,391
Namura Shipbuilding Co. Ltd.	15,400	79,592
NGK Insulators Ltd.	8,000	163,277
Nitta Corp.	12,700	202,592
NSK Ltd.	29,000	229,088
Oiles Corp.	37,600	609,468
Sasebo Heavy Industries Co. Ltd.	42,000	88,093
ShinMaywa Industries Ltd.	53,000	195,997
Tsukishima Kikai Co. Ltd.	15,000	104,626
		12,073,598

Road and Rail 1.5%
East Japan Railway Co.	22,100	1,536,155
Fukuyama Transporting Co. Ltd.	34,000	169,873
Hamakyorex Co. Ltd.	16,700	435,811
Hitachi Transport System Ltd.	14,100	198,210
Nippon Express Co. Ltd.	48,000	206,456
Seino Holdings Co. Ltd.	29,000	206,651
		2,753,156

Trading Companies and Distributors 4.6%
Hanwa Co. Ltd.	64,000	271,185
ITOCHU Corp.	211,000	1,849,590
Marubeni Corp.	67,000	416,648
Mitsubishi Corp.	112,700	2,955,526
Mitsui & Co. Ltd.	126,600	2,125,619
Nishio Rent All Co. Ltd.	17,100	125,407
Sumitomo Corp.	53,700	617,744
Toshin Group Co. Ltd.	10,800	203,927
Trusco Nakayama Corp.	13,000	205,283
		8,770,929

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Transportation 0.9%
Iino Kaiun Kaisha Ltd.	28,200	186,992
Mitsui O.S.K. Lines Ltd.	180,000	1,286,305
Nippon Yusen K.K.	43,000	169,141
		1,642,438

Transportation Infrastructure 0.4%
Mitsubishi Logistics Corp.	33,000	409,747
Mitsui-Soko Co. Ltd.	40,000	149,388
Nissin Corp.	45,000	103,951
Sumitomo Warehouse Co. Ltd.	37,000	163,858
		826,944
Total Industrials		39,463,053

Information Technology 21.8%
Communications Equipment 0.1%
Hitachi Kokusai Electric, Inc.	25,000	248,585

Computers and Peripherals 2.5%
Fujitsu Ltd.	462,000	3,012,465
Melco Holdings, Inc.	12,700	280,596
NEC Corp.	69,000	207,485
Toshiba Corp.*	250,000	1,292,330
		4,792,876

Electronic Equipment and Instruments 10.7%
Canon Electronics, Inc.	12,600	278,423
Daishinku Corp.	43,000	205,660
FUJIFILM Holdings Corp.	23,700	816,722
Hakuto Co. Ltd.	20,500	199,364
Hamamatsu Photonics K.K.	6,300	177,395
Hitachi High-Technologies Corp.	38,500	883,572
Hitachi Ltd.*	676,000	2,519,852
Horiba Ltd.	14,100	405,468
Hoya Corp.	30,700	840,892
Ibiden Co. Ltd.	46,100	1,588,637
Keyence Corp.	7,000	1,667,060
Kyocera Corp.	5,300	517,399
Mabuchi Motor Co. Ltd.	17,800	1,024,696
Murata Manufacturing Co. Ltd.	10,900	619,324
Nichicon Corp.	13,400	165,022
Nidec Corp.	47,100	5,051,183
Nihon Dempa Kogyo Co. Ltd.	13,100	273,830
Nippon Electric Glass Co. Ltd.	49,000	686,573
Shinko Shoji Co. Ltd.	10,200	87,850

	Shares	Value ($)
Siix Corp.	6,900	88,674
TDK Corp.	15,200	1,011,939
Yamatake Corp.	8,000	187,118
Yaskawa Electric Corp.	90,000	823,556
		20,120,209

Internet Software and Services 0.5%
GMO Internet, Inc.	23,000	87,849
Kakaku.com, Inc.	36	130,578
mixi, Inc.*	20	136,288
Yahoo! Japan Corp.	1,543	562,109
		916,824

IT Services 0.5%
CAC Corp.	20,900	149,595
IT Holdings Corp.	9,800	118,904
Itochu Techno-Solutions Corp.	6,200	203,089
Nihon Unisys Ltd.	76,000	509,902
		981,490

Office Electronics 2.6%
Brother Industries Ltd.	41,400	497,913
Canon, Inc.	91,000	4,206,845
Ricoh Co. Ltd.	11,000	171,046
		4,875,804

Semiconductors and Semiconductor Equipment 3.1%
Disco Corp.	21,800	1,341,693
Mimasu Semiconductor Industry Co. Ltd.	23,600	352,531
Rohm Co. Ltd.	19,700	1,471,298
Tokyo Electron Ltd.	38,100	2,513,786
ULVAC, Inc.	3,200	83,106
		5,762,414

Software 1.8%
Nintendo Co. Ltd.	6,200	2,070,358
OBIC Business Consultants Co. Ltd.	8,550	417,426
Square Enix Holdings Co. Ltd.	28,100	612,890
Trend Micro, Inc.	8,000	279,039
		3,379,713
Total Information Technology		41,077,915

Materials 11.2%
Chemicals 7.9%
ADEKA Corp.	21,000	209,870
Arakawa Chemical Industries Ltd.	15,800	185,453
Asahi Kasei Corp.	76,000	408,534
C Uyemura & Co. Ltd.	7,700	311,495

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Materials (continued)
Daicel Chemical Industries Ltd.	88,000	602,168
Fujikura Kasei Co. Ltd.	36,200	195,206
Fuso Chemical Co. Ltd.	7,700	174,933
Hitachi Chemical Co. Ltd.	10,100	218,308
JSR Corp.	83,900	1,753,626
Kaneka Corp.	32,000	207,499
Kuraray Co. Ltd.	235,000	3,150,156
LINTEC Corp.	9,600	187,760
Mitsubishi Gas Chemical Co., Inc.	78,000	469,965
Nippon Shokubai Co. Ltd.	18,000	162,756
Nissan Chemical Industries Ltd.	42,000	587,979
Nitto Denko Corp.	28,400	1,097,716
Sakai Chemical Industry Co. Ltd.	39,000	189,203
Shikoku Chemicals Corp.	24,000	133,700
Shin-Etsu Chemical Co. Ltd.	33,900	1,969,968
Showa Denko K.K.	190,000	429,045
Sumitomo Chemical Co. Ltd.	248,000	1,212,864
Taiyo Ink Manufacturing Co. Ltd.	5,200	139,391
Taiyo Nippon Sanso Corp.	17,000	166,281
Tokai Carbon Co. Ltd.	29,000	168,840
Toray Industries, Inc.	46,000	268,776
Ube Industries Ltd.	148,000	379,537
		14,981,029

Construction Materials 0.1%
Sumitomo Osaka Cement Co. Ltd.	52,000	90,141

Containers and Packaging 0.1%
FP Corp.	3,900	178,379
Rengo Co. Ltd.	14,000	82,382
		260,761

Metals and Mining 2.6%
Chubu Steel Plate Co. Ltd.	33,600	215,557
Daido Steel Co. Ltd.	40,000	168,236
Hitachi Metals Ltd.	45,000	473,407
JFE Holdings, Inc.	17,300	693,738
Nippon Steel Corp.	234,000	919,055
Osaka Steel Co. Ltd.	21,500	342,360
Sanyo Special Steel Co. Ltd.	80,000	345,844
Sumitomo Metal Industries Ltd.	136,000	411,919
Sumitomo Metal Mining Co. Ltd.	27,000	399,052

	Shares	Value ($)
Sumitomo Pipe & Tube Co. Ltd.	15,000	88,697
Tokyo Steel Manufacturing Co. Ltd.	17,400	218,025
Yamato Kogyo Co. Ltd.	19,300	641,316
		4,917,206

Paper and Forest Products 0.5%
Daiken Corp.	65,000	178,755
OJI Paper Co. Ltd.	176,000	772,022
		950,777
Total Materials		21,199,914

Telecommunication Services 5.0%
Diversified Telecommunication Services 2.0%
Nippon Telegraph and Telephone Corp.	90,300	3,802,560

Wireless Telecommunication Services 3.0%
NTT DoCoMo, Inc.	1,943	2,954,931
Softbank Corp.	110,200	2,715,766
		5,670,697
Total Telecommunication Services		9,473,257

Utilities 0.9%
Electric Utilities 0.9%
Electric Power Development Co. Ltd.	26,600	875,201
Tokyo Electric Power Co., Inc.	29,400	782,568
Total Utilities		1,657,769
Total Common Stocks (Cost $147,087,500)		183,375,305
Total Investments 97.2% (Cost $147,087,500)		183,375,305

Percentages are based on net assets of $188,605,013.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2010 the value of these securities amounted to $183,375,305, or 97.2% of net assets.

NM — Non Material less than 0.05%.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2010

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$181,755,173	$1,620,132	$183,375,305
Total Investments	$—	$181,755,173	$1,620,132	$183,375,305

The following information is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of September 30, 2009	Accrued Premiums/ (Discounts)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Net Purchases/ (Sales)	Net Transfers In/(Out)	Balance as of March 31, 2010
Common Stocks	$—	$—	$86,412	$(4,849)	$(138,201)	$1,676,770	$1,620,132
Total	$—	$—	$86,412	$(4,849)	$(138,201)	$1,676,770	$1,620,132

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2010

Common Stocks 88.2%

	Shares	Value ($)
Australia 24.4%
Airlines 0.6%
Qantas Airways Ltd.^	17,927	46,634

Commercial Banks 7.4%
Australia & New Zealand Banking Group Ltd.^	12,359	286,954
Suncorp-Metway Ltd.^	11,034	86,310
Westpac Banking Corp.^	9,477	241,636
		614,900

Construction and Engineering 0.5%
UGL Ltd.^	2,921	40,279

Construction Materials 0.7%
Adelaide Brighton Ltd.^	25,854	61,110

Diversified Financial Services 1.5%
ASX Ltd.^	2,602	80,931
Macquarie Group Ltd.^	1,117	48,294
		129,225

Food and Staples Retailing 2.5%
Woolworths Ltd.^	8,200	210,482

Insurance 1.1%
QBE Insurance Group Ltd.^	4,887	93,252

Media 1.4%
Fairfax Media Ltd.^	73,560	121,283

Metals and Mining 6.8%
BHP Billiton Ltd.^	10,021	402,066
Rio Tinto Ltd.^	2,336	167,433
		569,499

Real Estate Investment Trusts (REITs) 1.9%
Stockland^	17,498	63,956
Westfield Group^	8,560	94,589
		158,545
Total Australia		2,045,209

China 16.5%
Automobiles 0.7%
Denway Motors Ltd.^	48,000	25,553
Dongfeng Motor Group Co. Ltd. — H Shares^	18,000	29,111
		54,664

	Shares	Value ($)
Commercial Banks 4.4%
China CITIC Bank — H Shares^	60,000	45,111
China Construction Bank Corp. — H Shares^	216,000	176,284
Industrial & Commercial Bank of China Ltd. — H Shares^	192,000	146,329
		367,724

Health Care Equipment and Supplies 2.6%
Hengan International Group Co. Ltd.^	29,000	215,786

Insurance 1.7%
China Life Insurance Co. Ltd. —H Shares^	30,000	144,120

Internet Software and Services 0.8%
Tencent Holdings Ltd.^	3,500	70,013

Machinery 0.2%
Weichai Power Co. Ltd. — H Shares^	2,000	16,681

Metals and Mining 0.8%
Jiangxi Copper Co. Ltd. — H Shares^	30,000	66,518

Oil, Gas and Consumable Fuels 3.7%
China Petroleum & Chemical Corp. — H Shares^	88,000	71,955
China Shenhua Energy Co. Ltd. — H Shares^	16,500	70,781
CNOOC Ltd.^	54,000	88,851
PetroChina Co. Ltd. — H Shares^	64,000	75,037
		306,624

Transportation 0.4%
China Shipping Development Co. Ltd. — H Shares^	22,000	35,813

Wireless Telecommunication Services 1.2%
China Mobile Ltd.^	10,500	100,828
Total China		1,378,771

Hong Kong 8.4%
Commercial Banks 1.5%
BOC Hong Kong Holdings Ltd.^	54,000	128,592

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Hong Kong (continued)
Communications Equipment 0.1%
VTech Holdings Ltd.^	1,000	10,849

Distributors 0.6%
Li & Fung Ltd.^	10,000	48,982

Diversified Financial Services 0.3%
Hong Kong Exchanges & Clearing Ltd.^	1,800	29,989

Diversified Operations 1.2%
Hutchison Whampoa Ltd.^	3,000	21,906
Swire Pacific Ltd. — A Shares^	6,500	78,364
		100,270

Metals and Mining 0.3%
Real Gold Mining Ltd.*^	15,000	22,480

Real Estate Investment Trusts (REITs) 1.0%
The Link^	33,838	83,077

Real Estate Management and Development 3.4%
Cheung Kong Holdings Ltd.^	8,000	102,895
Hang Lung Properties Ltd.^	12,000	48,146
Kerry Properties Ltd.^	10,500	56,223
Sun Hung Kai Properties Ltd.^	5,000	75,014
		282,278
Total Hong Kong		706,517

India 0.4%
Metals and Mining 0.4%
Sterlite Industries India Ltd., ADR	1,801	33,517
Total India		33,517

Indonesia 3.6%
Automobiles 1.3%
Astra International Tbk PT^	23,000	105,954

Commercial Banks 1.0%
Bank Danamon Indonesia Tbk PT^	146,000	83,489

Diversified Telecommunication Services 0.9%
Telekomunikasi Indonesia Tbk PT^	82,000	72,962

Real Estate Management and Development 0.4%
Summarecon Agung Tbk PT^	385,000	35,005
Total Indonesia		297,410

	Shares	Value ($)
Korea 11.6%
Auto Components 2.5%
Hyundai Mobis^	1,600	211,948

Chemicals 0.4%
LG Chem Ltd.^	150	31,851

Commercial Banks 1.1%
Hana Financial Group, Inc.^	1,000	30,993
Shinhan Financial Group Co. Ltd.^	1,500	59,326
		90,319

Construction and Engineering 0.7%
Samsung Engineering Co. Ltd.^	600	61,981

Electric Utilities 0.5%
Korea Electric Power Corp.*^	1,310	42,291

Electronic Equipment and Instruments 0.5%
LG Display Co. Ltd.^	1,050	37,088

Food Products 0.4%
CJ CheilJedang Corp.^	170	33,787

Insurance 0.5%
Dongbu Insurance Co. Ltd.^	1,560	44,493

Internet Software and Services 0.5%
NHN Corp.*^	240	38,195

Marine 0.4%
Hanjin Shipping Co. Ltd.*^	1,260	34,531

Metals and Mining 1.9%
POSCO^	335	156,690

Multiline Retail 0.4%
Lotte Shopping Co. Ltd.^	114	33,145

Semiconductors and Semiconductor Equipment 1.8%
Samsung Electronics Co. Ltd.^	210	151,888
Total Korea		968,207

Malaysia 1.9%
Commercial Banks 0.7%
CIMB Group Holdings Bhd^	13,600	58,570

Food Products 0.3%
Kuala Lumpur Kepong Bhd^	4,300	21,993

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Malaysia (continued)
Transportation Infrastructure 0.7%
PLUS Expressways Bhd^	57,600	59,689

Wireless Telecommunication Services 0.2%
Maxis Bhd^	13,300	21,765
Total Malaysia		162,017

Philippines 1.3%
Commercial Banks 0.4%
Metropolitan Bank & Trust^	28,700	31,702

Diversified Financial Services 0.3%
Ayala Corp.^	3,000	21,974

Electric Utilities 0.4%
Energy Development Corp.^	285,475	31,527

Real Estate Management and Development 0.2%
Megaworld Corp.^	730,000	20,606
Total Philippines		105,809

Singapore 4.9%
Commercial Banks 2.0%
DBS Group Holdings Ltd.^	12,000	122,492
United Overseas Bank Ltd.^	3,000	41,146
		163,638

Food Products 0.7%
Wilmar International Ltd.^	12,000	57,332

Health Care Providers and Services 0.3%
Parkway Holdings Ltd.*^	10,000	23,981

Industrial Conglomerates 0.5%
Keppel Corp. Ltd.^	7,000	45,570

Real Estate Investment Trusts (REITs) 0.4%
CapitaCommercial Trust^	25,000	19,304
CDL Hospitality Trusts^	14,000	18,059
		37,363

Real Estate Management and Development 0.6%
CapitaLand Ltd.^	18,000	50,973

Transportation Infrastructure 0.4%
SIA Engineering Co.^	12,000	30,417
Total Singapore		409,274

	Shares	Value ($)
Taiwan 11.0%
Capital Markets 0.3%
Polaris Securities Co. Ltd.*^	39,000	20,246

Chemicals 1.2%
Formosa Plastics Corp.^	14,000	30,843
Taiwan Fertilizer Co. Ltd.^	22,000	70,263
		101,106

Computers and Peripherals 1.0%
Acer, Inc.^	16,300	48,102
HTC Corp.^	3,100	36,189
		84,291

Construction Materials 0.7%
Taiwan Cement Corp.^	63,000	59,380

Diversified Financial Services 0.9%
Yuanta Financial Holding Co. Ltd.^	126,000	75,520

Electronic Equipment and Instruments 3.3%
HON HAI Precision Industry Co. Ltd.^	58,500	253,071
Tripod Technology Corp.^	7,000	23,677
		276,748

Hotels, Restaurants & Leisure 0.4%
Formosa International Hotels Corp.^	3,000	32,809

Insurance 0.5%
Cathay Financial Holding Co. Ltd.*^	26,000	43,361

Leisure Equipment and Products 0.6%
Giant Manufacturing Co. Ltd.^	17,000	49,288

Semiconductors and Semiconductor Equipment 2.1%
MediaTek, Inc.^	2,000	34,674
Radiant Opto-Electronics Corp.^	35,020	48,305
RichTek Technology Corp.^	2,000	21,396
Taiwan Semiconductor Manufacturing Co. Ltd.^	37,214	71,818
		176,193
Total Taiwan		918,942

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Thailand 4.2%
Commercial Banks 1.2%
Bangkok Bank PCL, NVDR^	25,000	101,691

Oil, Gas and Consumable Fuels 2.7%
Banpu PCL, NVDR^	5,700	107,598
IRPC PCL	325,900	46,967
PTT Exploration & Production PCL	16,000	73,481
		228,046

Real Estate Management and Development 0.3%
Amata Corp. PCL	94,900	24,213
Total Thailand		353,950
Total Common Stocks (Cost $5,591,111)		7,379,623

Preferred Stocks 2.6%

Korea 2.6%
Electronic Equipment and Instruments 2.6%
Samsung Electronics Co. Ltd., GDR, 144A*^	888	214,820
Total Korea		214,820

Participatory Notes 6.9%

India 6.9%
Automobiles 1.2%
Hero Honda Motors Ltd., American Style call warrants, expiring 05/02/11, 144A(a)	1,000	43,269
Tata Motors Ltd., American Style call warrants, expiring 01/24/17, 144A(b)	3,400	57,290
		100,559

Commercial Banks 0.7%
HDFC Bank Ltd., American Style call warrants, expiring 12/30/10, 144A(a)	1,417	60,994

Electric Utilities 1.3%
ITC Ltd., American Style call warrants, expiring 05/03/12, 144A(c)	19,000	110,580

	Shares/ Principal Amount ($)	Value ($)
IT Services 1.5%
Infosys Technologies Ltd., American Style call warrants, expiring 11/22/10, 144A(a)	2,071	120,634

Machinery 0.6%
Larsen & Toubro Ltd., American Style call warrants, expiring 06/10/14, 144A(a)	1,425	51,764

Metals and Mining 0.3%
Sterlite Industries India Ltd., American Style call warrants, expiring 04/07/14, 144A(c)	1,300	24,440

Oil, Gas and Consumable Fuels 1.3%
Cairn India Ltd., American Style call warrants, expiring 01/23/17, 144A(b)*	5,972	40,658
Reliance Industries Ltd., American Style call warrants, expiring 06/23/14, 144A(a)	2,917	70,230
		110,888
Total India		579,859
Total Participatory Notes (Cost $456,597)		579,859

Short-Term Investment 1.4%

United States 1.4%
State Street US Dollar Time Deposit, 0.01% due 04/01/2010 (Cost $116,446)	116,446	116,446
Total Investments 99.1% (Cost $6,255,618)		8,290,748

Percentages are based on net assets of $8,365,950.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2010 the value of these securities amounted to $7,416,265, or 88.6% of net assets.

(a)	American Style call warrants issued by Merrill Lynch International & Co.

The accompanying notes are an integral part of the financial statements.

38	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Asia Pacific ex Japan Fund

as of March 31, 2010

(b)	American Style call warrants issued by Deutsche Bank AG London.

(c)	American Style call warrants issued by JPMorgan International.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $794,679 or 9.5% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$178,178	$7,201,445	$—	$7,379,623
Preferred Stocks	—	214,820	—	214,820
Participatory Notes	579,859	—	—	579,859
Short-Term Investment	—	116,446	—	116,446
Total Investments	$758,037	$7,532,711	$—	$8,290,748

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments (Unaudited) – India Fund

as of March 31, 2010

Common Stocks 95.0%^

	Shares	Value ($)
Consumer Discretionary 13.7%
Automobiles 11.8%
Hero Honda Motors Ltd.	9,230	400,804
Mahindra & Mahindra Ltd.	13,000	158,822
Maruti Suzuki India Ltd.	4,000	126,822
Tata Motors Ltd.	26,000	436,937
		1,123,385

Media 1.9%
DB Corp. Ltd.	35,000	184,072
Total Consumer Discretionary		1,307,457

Consumer Staples 10.0%
Food Products 4.5%
McLeod Russel India Ltd.	50,000	298,867
Shree Renuka Sugars Ltd.	84,000	133,350
		432,217

Tobacco 5.5%
ITC Ltd.	90,000	528,593
Total Consumer Staples		960,810

Energy 10.0%
Oil, Gas and Consumable Fuels 10.0%
Cairn India Ltd.*	27,500	186,449
Reliance Industries Ltd.	32,000	766,237
Total Energy		952,686

Financials 20.9%
Commercial Banks 17.3%
HDFC Bank Ltd.	20,000	860,583
ICICI Bank Ltd.	30,000	638,499
ING Vysya Bank Ltd.	25,000	154,098
		1,653,180

Consumer Finance 1.2%
Manappuram General Finance & Leasing Ltd.	6,705	111,755

Diversified Financial Services 1.9%
Housing Development Finance Corp. Ltd.	3,000	181,552

Real Estate Management and Development 0.5%
Unitech Ltd.	29,500	48,378
Total Financials		1,994,865

	Shares	Value ($)
Health Care 1.9%
Pharmaceuticals 1.9%
Dr. Reddys Laboratories Ltd.	6,500	184,601
Total Health Care		184,601

Industrials 14.0%
Construction and Engineering 5.5%
IVRCL Infrastructures & Projects Ltd.	40,000	147,702
Larsen & Toubro Ltd.	5,000	181,756
Sadbhav Engineering Ltd.	7,000	201,390
		530,848

Electrical Equipment 3.3%
Bharat Heavy Electricals Ltd.	6,000	318,025

Industrial Conglomerates 5.2%
Jaiprakash Associates Ltd.	120,000	399,649
Lanco Infratech Ltd.*	80,000	93,336
		492,985
Total Industrials		1,341,858

Information Technology 16.3%
Internet Software and Services 10.7%
Infosys Technologies Ltd.	17,500	1,018,395

IT Services 5.6%
Tata Consultancy Services Ltd.	31,000	537,669
Total Information Technology		1,556,064

Materials 3.0%
Metals and Mining 3.0%
Sterlite Industries India Ltd.	15,000	283,981
Total Materials		283,981

Utilities 5.2%
Electric Utilities 2.1%
CESC Ltd.	24,000	204,404

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – India Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Utilities (continued)
Independent Power Producers and Energy Traders 3.1%
Adani Power Ltd.*	75,000	193,890
GVK Power & Infrastructure Ltd.*	100,000	99,922
		293,812
Total Utilities		498,216
Total Common Stocks (Cost $7,147,980)		9,080,538
Total Investments 95.0% (Cost $7,147,980)		9,080,538

Percentages are based on net assets of $9,561,692.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2010 the value of these securities amounted to $9,080,538, or 95.0% of net assets.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$9,080,538	$—	$9,080,538
Total Investments	$—	$9,080,538	$—	$9,080,538

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2010

Common Stocks 97.8%^

	Shares	Value ($)
China 50.1%
Airlines 0.1%
Air China Ltd. — H Shares	8,000	8,243

Automobiles 2.4%
Denway Motors Ltd.	28,000	14,906
Dongfeng Motor Group Co. Ltd. — H Shares	102,000	164,961
		179,867

Beverages 0.1%
Tsingtao Brewery Co. Ltd. — H Shares	2,000	10,074

Chemicals 0.7%
Kingboard Chemical Holdings Ltd.	12,000	54,545

Commercial Banks 10.5%
Bank of China Ltd. — H Shares	204,000	108,260
Bank of Communications Co. Ltd. — H Shares	33,000	39,271
China Construction Bank Corp. — H Shares	358,000	292,174
Industrial & Commercial Bank of China Ltd. — H Shares	457,000	348,295
		788,000

Computers and Peripherals 0.3%
Lenovo Group Ltd.	30,000	20,612

Construction and Engineering 0.6%
China Communications Construction Co. Ltd. — H Shares	29,000	27,355
China Railway Construction Corp. Ltd. — H Shares	11,000	13,510
		40,865

Diversified Financial Services 0.2%
China Everbright Ltd.	6,000	15,946

Diversified Operations 0.5%
China Resources Enterprise Ltd.	6,000	22,127
Guangdong Investment Ltd.	26,000	14,068
		36,195

Diversified Telecommunication Services 0.6%
China Telecom Corp. Ltd. — H Shares	88,000	43,352

	Shares	Value ($)
Electronic Equipment and Instruments 0.1%
Huaneng Power International, Inc. — H Shares	14,000	8,125

Electronic Equipment and Instruments 0.1%
Byd Co. Ltd. — H Shares*	1,000	9,888

Energy Equipment and Services 0.5%
China Oilfield Services Ltd. — H Shares	20,000	29,273
Shengli Oil & Gas Pipe Holdings Ltd.*	24,000	5,239
		34,512

Food Products 1.9%
Chaoda Modern Agriculture Holdings Ltd.	30,000	31,825
China Agri-Industries Holdings Ltd.	39,000	53,707
China Yurun Food Group Ltd.	9,000	27,311
Tingyi Cayman Islands Holding Corp.	12,000	28,216
		141,059

Health Care Equipment and Supplies 1.7%
Hengan International Group Co. Ltd.	17,500	130,215

Household Durables 2.1%
Skyworth Digital Holdings Ltd.	136,000	159,385

Insurance 3.6%
China Life Insurance Co. Ltd. — H Shares	50,000	240,200
China Pacific Insurance Group Co. Ltd. — H Shares*	7,000	31,034
		271,234

Internet Software and Services 2.4%
Tencent Holdings Ltd.	9,000	180,033

Machinery 1.1%
China South Locomotive and Rolling Stock Corp. Ltd. — H Shares	19,000	14,780
Weichai Power Co. Ltd. — H Shares	8,000	66,725
		81,505

Marine 0.1%
COSCO Pacific Ltd.	4,000	6,051

The accompanying notes are an integral part of the financial statements.

42	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
China (continued)
Metals and Mining 2.2%
Aluminum Corp. of China Ltd. — H Shares*	14,000	14,443
Angang Steel Co. Ltd. — H Shares	4,000	7,302
Citic Pacific Ltd.	5,000	11,992
Jiangxi Copper Co. Ltd. — H Shares	46,000	101,994
Maanshan Iron & Steel Co. Ltd. — H Shares*	48,000	27,623
		163,354

Oil, Gas and Consumable Fuels 9.7%
China Coal Energy Co. — H Shares	27,000	42,063
China Petroleum & Chemical Corp. — H Shares	182,000	148,816
China Shenhua Energy Co. Ltd. — H Shares	31,000	132,982
CNOOC Ltd.	135,000	222,128
PetroChina Co. Ltd. — H Shares	150,000	175,867
Yanzhou Coal Mining Co. Ltd. — H Shares	2,000	4,800
		726,656

Paper and Forest Products 0.7%
Lee & Man Paper Manufacturing Ltd.	68,000	53,026

Real Estate Management and Development 1.6%
China Overseas Land & Investment Ltd.	34,000	76,548
Hopson Development Holdings Ltd.	8,000	12,955
Poly Hong Kong Investments Ltd.	6,000	7,652
Shimao Property Holdings Ltd.	13,000	23,837
		120,992

Semiconductors and Semiconductor Equipment 0.7%
Semiconductor Manufacturing International Corp.*	400,000	51,392

Transportation 0.5%
China COSCO Holdings Co. Ltd. — H Shares	17,000	22,436
China Shipping Development Co. Ltd. — H Shares	7,000	11,395
		33,831

	Shares	Value ($)
Transportation Infrastructure 0.2%
Jiangsu Expressway Co. Ltd. — H Shares	16,000	15,006

Wireless Telecommunication Services 4.9%
China Mobile Ltd.	38,000	364,902
Total China		3,748,865

Hong Kong 17.3%
Airlines 0.2%
Cathay Pacific Airways Ltd.*	8,000	16,803

Commercial Banks 2.5%
Bank of East Asia Ltd.	13,454	49,826
BOC Hong Kong Holdings Ltd.	50,000	119,066
Hang Seng Bank Ltd.	1,200	16,743
		185,635

Distributors 0.8%
Li & Fung Ltd.	12,000	58,779

Diversified Financial Services 0.8%
Hong Kong Exchanges & Clearing Ltd.	3,800	63,310

Diversified Operations 2.9%
Hutchison Whampoa Ltd.	12,000	87,625
Swire Pacific Ltd. — A Shares	9,000	108,504
Wharf Holdings Ltd.	4,000	22,675
		218,804

Electric Utilities 1.3%
CLP Holdings Ltd.	14,000	99,953

Gas Utilities 0.1%
Hong Kong & China Gas Co. Ltd.	2,000	4,986

Marine 0.3%
Orient Overseas International Ltd.	3,000	22,180

Real Estate Investment Trusts (REITs) 0.8%
The Link	23,218	57,004

Real Estate Management and Development 6.6%
Cheung Kong Holdings Ltd.	12,000	154,343
Hang Lung Properties Ltd.	15,000	60,182
Hongkong Land Holdings Ltd.	8,000	40,495
New World Development Co. Ltd.	26,347	51,393

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Hong Kong (continued)
Shun Tak Holdings Ltd.	34,000	21,886
Sun Hung Kai Properties Ltd.	11,000	165,030
		493,329

Semiconductors and Semiconductor Equipment 0.2%
ASM Pacific Technology Ltd.	1,800	16,976

Textiles, Apparel and Luxury Goods 0.8%
Esprit Holdings Ltd.	5,248	41,310
Yue Yuen Industrial Holdings Ltd.	5,000	17,339
		58,649
Total Hong Kong		1,296,408

Taiwan 30.4%
Capital Markets 0.6%
Polaris Securities Co. Ltd.*	84,000	43,607

Chemicals 3.3%
Formosa Plastics Corp.	60,990	134,367
Taiwan Fertilizer Co. Ltd.	35,000	111,781
		246,148

Computers and Peripherals 5.6%
Acer, Inc.	55,620	164,139
Chicony Electronics Co. Ltd.	44,070	117,183
HTC Corp.	9,300	108,566
Quanta Computer, Inc.	14,290	27,701
		417,589

Construction Materials 1.5%
Taiwan Cement Corp.	120,000	113,104

Diversified Financial Services 2.0%
SinoPac Financial Holdings Co. Ltd.*	31,000	11,022
Yuanta Financial Holding Co. Ltd.	229,000	137,255
		148,277

	Shares	Value ($)
Electronic Equipment and Instruments 6.7%
HON HAI Precision Industry Co. Ltd.	102,600	443,847
Tripod Technology Corp.	18,000	60,884
		504,731

Food and Staples Retailing 0.1%
President Chain Store Corp.	2,584	6,442

Hotels, Restaurants & Leisure 0.8%
Formosa International Hotels Corp.	5,500	60,150

Insurance 1.3%
Cathay Financial Holding Co. Ltd.*	60,000	100,064

Leisure Equipment and Products 1.4%
Giant Manufacturing Co. Ltd.	36,000	104,374

Semiconductors and Semiconductor Equipment 7.1%
MediaTek, Inc.	9,000	156,035
Motech Industries, Inc.	12,000	51,051
Radiant Opto-Electronics Corp.	47,930	66,113
RichTek Technology Corp.	6,000	64,187
Taiwan Semiconductor Manufacturing Co. Ltd.	100,629	194,199
		531,585
Total Taiwan		2,276,071
Total Common Stocks (Cost $5,468,868)		7,321,344
Total Investments 97.8% (Cost $5,468,868)		7,321,344

Percentages are based on net assets of $7,488,171.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2010 the value of these securities amounted to $7,321,344, or 97.8% of net assets.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$7,304,005	$17,339	$7,321,344
Total Investments	$—	$7,304,005	$17,339	$7,321,344

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Greater China Fund

as of March 31, 2010

Common Stocks (continued)

The following information is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of September 30, 2009	Accrued Premiums/ (Discounts)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Net Purchases/ (Sales)	Net Transfers In/(Out)	Balance as of March 31, 2010
Common Stocks	$—	$—	$—	$3,325	$—	$14,014	$17,339
Total	$—	$—	$—	$3,325	$—	$14,014	$17,339

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2010

Common Stocks 98.7%

	Shares	Value ($)
Australia 4.2%
Beverages 0.3%
Coca-Cola Amatil Ltd.^	1,816	18,724

Commercial Banks 0.3%
Westpac Banking Corp.^	812	20,703

Health Care Equipment and Supplies 0.5%
Cochlear Ltd.^	532	35,524

Metals and Mining 1.8%
BHP Billiton Ltd.^	2,836	113,787

Real Estate Investment Trusts (REITs) 0.9%
Westfield Group^	5,312	58,698

Textiles, Apparel and Luxury Goods 0.4%
Billabong International Ltd.^	2,623	27,058
Total Australia		274,494

Brazil 0.7%
Commercial Banks 0.2%
Banco Bradesco S.A., ADR	550	10,137

Metals and Mining 0.5%
Vale S.A., ADR	1,100	35,409
Total Brazil		45,546

Canada 1.3%
Commercial Banks 1.3%
Bank of Nova Scotia	1,655	82,909
Total Canada		82,909

Chile 0.6%
Chemicals 0.5%
Sociedad Quimica y Minera de Chile S.A., ADR	800	29,912

Commercial Banks 0.1%
Banco Santander Chile, ADR	100	6,822
Total Chile		36,734

China 0.4%
Wireless Telecommunication Services 0.4%
China Mobile Ltd.^	3,000	28,808
Total China		28,808

	Shares	Value ($)
Finland 0.2%
Communications Equipment 0.2%
Nokia Oyj^	972	15,116
Total Finland		15,116

France 6.2%
Diversified Telecommunication Services 0.8%
France Telecom S.A.^	2,254	53,982

Food and Staples Retailing 0.4%
Casino Guichard-Perrachon S.A.^	308	26,051

Hotels, Restaurants & Leisure 0.3%
Accor S.A.^	350	19,339

Insurance 0.6%
SCOR SE^	1,494	37,721

Machinery 0.8%
Vallourec S.A.^	255	51,489

Oil, Gas and Consumable Fuels 1.4%
Total S.A.^	1,524	88,507

Pharmaceuticals 1.5%
Sanofi-Aventis S.A.^	1,326	98,998

Textiles, Apparel and Luxury Goods 0.4%
LVMH Moet Hennessy Louis Vuitton S.A.^	198	23,109
Total France		399,196

Germany 1.4%
Diversified Telecommunication Services 0.3%
Deutsche Telekom AG^	1,411	19,132

Electric Utilities 0.5%
E.ON AG^	845	31,206

Software 0.6%
SAP AG^	830	40,213
Total Germany		90,551

Greece 0.9%
Hotels, Restaurants & Leisure 0.9%
OPAP S.A.^	2,659	60,517
Total Greece		60,517

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Hong Kong 0.3%
Communications Equipment 0.2%
VTech Holdings Ltd.^	1,000	10,849

Real Estate Investment Trusts (REITs) 0.1%
The Link^	2,627	6,449
Total Hong Kong		17,298

Ireland 0.2%
Construction Materials 0.2%
CRH PLC^	495	12,354
Total Ireland		12,354

Italy 2.2%
Electric Utilities 2.2%
Enel SpA^	11,453	63,970
Terna — Rete Elettrica Nazionale SpA^	17,505	75,798
Total Italy		139,768

Japan 10.5%
Auto Components 0.2%
Yokohama Rubber Co. Ltd.^	3,000	14,125

Automobiles 0.7%
Toyota Motor Corp.^	1,100	44,228

Commercial Banks 0.3%
Mitsubishi UFJ Financial Group, Inc.^	3,500	18,264

Diversified Consumer Services 0.3%
Benesse Holdings, Inc.^	500	21,625

Electronic Equipment and Instruments 0.4%
HOYA Corp.^	1,000	27,391

Food and Staples Retailing 0.5%
Lawson, Inc.^	800	34,120

Household Products 0.9%
Kao Corp.^	2,300	58,184

Metals and Mining 0.5%
Sumitomo Metal Mining Co. Ltd.^	2,000	29,559

Office Electronics 1.4%
Canon, Inc.^	2,000	92,458

Oil, Gas and Consumable Fuels 0.3%
TonenGeneral Sekiyu K.K.^	2,000	16,882

	Shares	Value ($)
Pharmaceuticals 1.3%
Santen Pharmaceutical Co. Ltd.^	800	23,982
Takeda Pharmaceutical Co. Ltd.^	1,300	57,202
		81,184

Real Estate Investment Trusts (REITs) 0.8%
Japan Real Estate Investment Corp. ^	3	25,566
Nippon Building Fund, Inc.^	3	25,803
		51,369

Road and Rail 0.8%
East Japan Railway Co.^	700	48,657

Software 0.8%
Oracle Corp. Japan^	800	37,047
Trend Micro, Inc.^	500	17,440
		54,487

Trading Companies and Distributors 0.6%
Mitsubishi Corp.^	1,500	39,337

Wireless Telecommunication Services 0.7%
NTT DoCoMo, Inc.^	29	44,104
Total Japan		675,974

Malaysia 0.5%
Tobacco 0.3%
British American Tobacco Malaysia Bhd^	1,500	20,288

Wireless Telecommunication Services 0.2%
Maxis Bhd^	5,800	9,492
Total Malaysia		29,780

Portugal 0.3%
Diversified Telecommunication Services 0.3%
Portugal Telecom SGPS S.A.^	1,640	18,321
Total Portugal		18,321

Singapore 0.9%
Air Freight and Logistics 0.2%
Singapore Post Ltd.^	13,000	9,746

Real Estate Investment Trusts (REITs) 0.2%
CapitaMall Trust^	9,000	11,358

Wireless Telecommunication Services 0.5%
StarHub Ltd.^	21,000	34,339
Total Singapore		55,443

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Spain 1.3%
Commercial Banks 0.9%
Banco Santander S.A^	4,531	60,127

Diversified Telecommunication Services 0.4%
Telefonica S.A.^	1,114	26,362
Total Spain		86,489

Sweden 1.2%
Machinery 0.5%
Atlas Copco AB — B Shares^	2,497	35,037

Specialty Retail 0.7%
Hennes & Mauritz AB — B Shares^	661	42,764
Total Sweden		77,801

Switzerland 2.7%
Insurance 1.0%
Zurich Financial Services AG^	265	68,005

Pharmaceuticals 1.7%
Novartis AG^	845	45,669
Roche Holding AG^	393	63,775
		109,444
Total Switzerland		177,449

Taiwan 1.5%
Diversified Telecommunication Services 0.5%
Chunghwa Telecom Co. Ltd, ADR	1,633	31,729

Metals and Mining 0.5%
China Steel Corp.^	29,817	30,731

Semiconductors and Semiconductor Equipment 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.^	17,079	32,960
Total Taiwan		95,420

United Kingdom 12.7%
Beverages 1.0%
Diageo PLC^	3,683	61,928

Commercial Banks 2.1%
HSBC Holdings PLC^	13,595	137,830

Consumer Finance 0.4%
Provident Financial PLC^	1,953	25,730

	Shares	Value ($)
Insurance 0.4%
Aviva PLC^	4,270	24,947

Media 0.6%
Pearson PLC^	2,217	34,839

Oil, Gas and Consumable Fuels 4.8%
BP PLC^	15,884	150,422
Royal Dutch Shell PLC — B Shares^	5,816	160,402
		310,824

Pharmaceuticals 1.9%
GlaxoSmithKline PLC^	6,460	123,967

Tobacco 0.7%
British American Tobacco PLC^	1,273	43,901

Wireless Telecommunication Services 0.8%
Vodafone Group PLC^	23,305	53,923
Total United Kingdom		817,889

United States 48.5%
Aerospace and Defense 0.3%
Lockheed Martin Corp.	200	16,644

Air Freight and Logistics 0.4%
United Parcel Service, Inc. — Class B	400	25,764

Auto Components 1.1%
Johnson Controls, Inc.	2,100	69,279

Beverages 2.5%
Coca-Cola Co.	2,600	143,000
PepsiCo, Inc.	300	19,848
		162,848

Chemicals 1.3%
E. I. du Pont de Nemours & Co.	2,300	85,652

Commercial Services and Supplies 0.6%
Waste Management, Inc.	1,100	37,873

Distributors 0.9%
Genuine Parts Co.	1,300	54,912

Diversified Financial Services 4.1%
JPMorgan Chase & Co.	1,100	49,225
M&T Bank Corp.	700	55,566
NYSE Euronext	1,200	35,532
U.S. Bancorp	2,300	59,524

The accompanying notes are an integral part of the financial statements.

48	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Wells Fargo & Co.	2,000	62,240
		262,087

Diversified Telecommunication Services 2.2%
AT&T, Inc.	2,400	62,016
Verizon Communications, Inc.	2,500	77,550
		139,566

Electric Utilities 4.6%
Duke Energy Corp.	5,800	94,656
Exelon Corp.	2,300	100,763
Southern Co.	3,100	102,796
		298,215

Electrical Equipment 1.8%
Emerson Electric Co.	2,300	115,782

Food and Staples Retailing 1.4%
Sysco Corp.	1,100	32,450
Wal-Mart Stores, Inc.	1,000	55,600
		88,050

Food Products 0.9%
HJ Heinz Co.	600	27,366
Kraft Foods, Inc. — Class A	1,000	30,240
		57,606

Health Care Equipment and Supplies 0.7%
Medtronic, Inc.	1,000	45,030

Hotels, Restaurants & Leisure 1.2%
McDonald’s Corp.	1,200	80,064

Household Products 2.1%
Procter & Gamble Co.	2,100	132,867

Industrial Conglomerates 1.4%
General Electric Co.	4,800	87,360

Insurance 0.6%
Aflac, Inc.	700	38,003

IT Services 0.6%
Automatic Data Processing, Inc.	900	40,023

Metals and Mining 0.5%
Nucor Corp.	700	31,766

	Shares	Value ($)
Multi-Utilities 0.5%
Consolidated Edison, Inc.	700	31,178

Oil, Gas and Consumable Fuels 2.7%
Chevron Corp.	1,800	136,494
Exxon Mobil Corp.	600	40,188
		176,682

Paper and Forest Products 0.5%
Plum Creek Timber Co., Inc.	900	35,019

Pharmaceuticals 4.0%
Bristol-Myers Squibb Co.	1,600	42,720
Eli Lilly & Co.	900	32,598
Johnson & Johnson	1,000	65,200
Merck & Co., Inc.	3,200	119,520
		260,038

Real Estate Investment Trusts (REITs) 0.9%
AvalonBay Communities, Inc.	300	25,905
Corporate Office Properties Trust	600	24,078
Washington Real Estate Investment Trust	300	9,165
		59,148

Road and Rail 0.4%
Ryder System, Inc.	700	27,132

Semiconductors and Semiconductor Equipment 2.7%
Intel Corp.	4,800	106,848
Microchip Technology, Inc.	1,800	50,688
Xilinx, Inc.	700	17,850
		175,386

Software 1.5%
Microsoft Corp.	3,400	99,518

Textiles, Apparel and Luxury Goods 0.4%
Tiffany & Co.	500	23,745

Thrifts and Mortgage Finance 1.7%
Hudson City Bancorp, Inc.	4,000	56,640
New York Community Bancorp, Inc.	3,400	56,236
		112,876

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	49

Schedule of Investments (Unaudited) – Global Equity Income Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Tobacco 4.0%
Altria Group, Inc.	5,600	114,912
Philip Morris International, Inc.	2,700	140,832
		255,744
Total United States		3,125,857
Total Common Stocks (Cost $5,369,562)		6,363,714
Total Investments 98.7% (Cost $5,369,562)		6,363,714

Percentages are based on net assets of $6,444,819.

^	Securities fair valued in accordance with the Fund’s procedures. At September 30, 2009 the value of these securities amounted to $3,040,939, or 47.2% of net assets.

ADR — American Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,322,775	$3,040,939	$—	$6,363,714
Total Investments	$3,322,775	$3,040,939	$—	$6,363,714

The accompanying notes are an integral part of the financial statements.

50	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2010

Common Stocks 80.9%

	Shares	Value ($)
Brazil 4.7%
Electric Utilities 1.0%
Light S.A.	6,000	81,210

Household Durables 3.3%
PDG Realty S.A. Empreendimentos e Participacoes	32,300	268,993

Personal Products 0.4%
Hypermarcas S.A.*	3,000	36,691
Total Brazil		386,894

China 13.2%
Commercial Banks 6.8%
Bank of China Ltd. — H Shares^	367,000	194,762
China Construction Bank Corp. — H Shares^	266,000	217,090
Industrial & Commercial Bank of China Ltd. — H Shares^	198,000	150,902
		562,754

Energy Equipment and Services 1.2%
China Oilfield Services Ltd. — H Shares^	66,000	96,599

Food Products 0.9%
Ausnutria Dairy Corp. Ltd.*^	106,000	73,866

Internet Software and Services 1.5%
NetEase.com, Inc., ADR*	3,400	120,598

Oil, Gas and Consumable Fuels 2.8%
CNOOC Ltd.^	142,000	233,646
Total China		1,087,463

Hong Kong 5.1%
Hotels, Restaurants & Leisure 1.4%
SJM Holdings Ltd.^	180,000	117,944

Insurance 1.6%
China Taiping Insurance Holdings Co. Ltd.*^	38,200	133,440

Textiles, Apparel and Luxury Goods 2.1%
GOME Electrical Appliances Holdings Ltd.*^	506,000	169,614
Total Hong Kong		420,998

	Shares	Value ($)
Indonesia 1.8%
Commercial Banks 1.8%
Bank Rakyat Indonesia^	158,272	143,587
Total Indonesia		143,587

Korea 16.7%
Auto Components 2.3%
Hyundai Mobis*^	1,399	185,322

Commercial Banks 2.9%
Industrial Bank of Korea*^	18,320	239,431

Construction and Engineering 3.8%
GS Engineering & Construction Corp.^	1,775	152,752
Samsung Engineering Co. Ltd.^	1,553	160,427
		313,179

Electronic Equipment and Instruments 1.6%
LG Display Co. Ltd.^	3,810	134,577

Metals and Mining 1.3%
POSCO, ADR	900	105,309

Semiconductors and Semiconductor Equipment 4.8%
Samsung Electronics Co. Ltd., GDR, 144A	1,082	397,635
Total Korea		1,375,453

Malaysia 3.6%
Commercial Banks 1.6%
CIMB Group Holdings Bhd^	30,800	132,643

Wireless Telecommunication Services 2.0%
Axiata Group Bhd*^	139,625	164,538
Total Malaysia		297,181

Mexico 4.9%
Beverages 1.7%
Fomento Economico Mexicano, S.A.B. de C.V.	28,600	136,040

Household Durables 1.7%
Corp. GEO SAB de C.V. — Series B*	46,500	141,038

Wireless Telecommunication Services 1.5%
America Movil SAB de C.V. — Series L	49,600	124,885
Total Mexico		401,963

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	51

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Peru 2.9%
Commercial Banks 2.0%
Credicorp Ltd.	1,880	165,778

Metals and Mining 0.9%
Cia de Minas Buenaventura S.A., ADR	2,400	74,328
Total Peru		240,106

Russia 9.5%
Metals and Mining 4.2%
Mechel, ADR	4,800	136,416
MMC Norilsk Nickel JSC, ADR*	873	16,072
MMC Norilsk Nickel, ADR*^	4,907	90,527
Novolipetsk Steel OJSC, GDR, 144A*	3,000	103,950
		346,965

Oil, Gas and Consumable Fuels 3.0%
Gazprom OAO, ADR^	6,004	140,386
Rosneft Oil Co., GDR*	12,600	99,918
		240,304

Wireless Telecommunication Services 2.3%
Mobile TeleSystems, ADR	3,400	188,700
Total Russia		775,969

South Africa 5.4%
Commercial Banks 1.5%
Standard Bank Group Ltd.^	8,066	126,958

Metals and Mining 1.7%
Impala Platinum Holdings Ltd.^	4,613	135,400

Pharmaceuticals 2.2%
Aspen Pharmacare Holdings Ltd.*^	16,353	178,556
Total South Africa		440,914

Taiwan 7.6%
Chemicals 3.0%
Formosa Plastics Corp.^	55,000	121,170
Taiwan Fertilizer Co. Ltd.^	39,000	124,556
		245,726

Electronic Equipment and Instruments 2.6%
HON HAI Precision Industry Co. Ltd.^	49,390	213,661

	Shares	Value ($)
Semiconductors and Semiconductor Equipment 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	16,032	168,176
Total Taiwan		627,563

Turkey 4.3%
Commercial Banks 4.3%
Turkiye Garanti Bankasi AS^	41,353	193,774
Turkiye Is Bankasi*^	15,914	49,910
Turkiye Is Bankasi — C Shares^	34,508	112,256
		355,940
Total Turkey		355,940

United Kingdom 1.2%
Metals and Mining 1.2%
Petropavlovsk PLC^	5,288	95,620
Total United Kingdom		95,620
Total Common Stocks (Cost $4,886,183)		6,649,651

Preferred Stocks 6.8%

Brazil 6.8%
Commercial Banks 2.3%
Itau Unibanco Holding S.A., ADR	8,454	185,400

Independent Power Producers and Energy Traders 1.1%
AES Tiete S.A.	8,400	91,163

Metals and Mining 3.4%
Vale S.A. — A Shares	10,032	279,521
Total Brazil		556,084
Total Preferred Stocks (Cost $303,442)		556,084

Participatory Notes 7.4%

India 7.4%
Automobiles 1.5%
Maruti Suzuki India Ltd., American Style call warrants, expiring 08/11/2014, 144A(a)	4,055	127,952

The accompanying notes are an integral part of the financial statements.

52	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Emerging Markets Fund

as of March 31, 2010

Participatory Notes (continued)

	Shares	Value ($)
India (continued)
Communications Equipment 2.1%
Axis Bank Ltd., American Style call warrants, expiring 06/25/2014, 144A(b)	6,546	170,339

Diversified Financial Services 2.2%
Infrastructure Development Finance Co. Ltd., American Style call warrants, expiring 01/24/2013, 144A(b)	40,155	143,957
Infrastructure Development Finance Co. Ltd., American Style call warrants, expiring 03/18/2014, 144A(a)	9,868	35,422
		179,379

Real Estate Management and Development 1.6%
Unitech Ltd., American Style call warrants, expiring 04/21/2014, 144A(a)	82,919	135,614
Total India		613,284
Total Participatory Notes (Cost $543,959)		613,284

Short-Term Investment 2.5%

	Principal Amount ($)	Value ($)
United States 2.5%
State Street US Dollar Time Deposit, 0.01% due 01/04/2010 (Cost $202,381)	202,381	202,381
Total Investments 97.6% (Cost $5,935,965)		8,021,400

Percentages are based on net assets of $8,220,364.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2010 the value of these securities amounted to $4,283,914, or 52.1% of net assets.

(a)	American Style call warrants issued by Morgan Stanley Asia Products.

(b)	American Style call warrants issued by JPMorgan International.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the value of these securities amounted to $1,114,869 or 13.6% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,365,737	$4,283,914	$—	$6,649,651
Preferred Stocks	556,084	—	—	556,084
Participatory Notes	613,284	—	—	613,284
Short-Term Investment	—	202,381	—	202,381
Total Investments	$3,535,105	$4,486,295	$—	$8,021,400

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	53

Schedule of Investments (Unaudited) – Global Alpha Equity Fund

as of March 31, 2010

Common Stocks 99.0%

	Shares	Value ($)
Australia 2.0%
Chemicals 2.0%
Incitec Pivot Ltd.^	41,463	131,594
Total Australia		131,594

Canada 1.5%
Metals and Mining 1.5%
First Quantum Minerals Ltd.	1,200	98,739
Total Canada		98,739

China 2.7%
Commercial Banks 2.7%
Bank of China Ltd. — H Shares^	345,000	183,087
Total China		183,087

Denmark 2.5%
Beverages 2.5%
Carlsberg A/S — B Shares^	1,960	164,617
Total Denmark		164,617

Germany 4.7%
Construction and Engineering 2.7%
Hochtief AG^	2,157	181,008

Machinery 2.0%
MAN SE^	1,550	129,788
Total Germany		310,796

Hong Kong 2.3%
Real Estate Management and Development 2.3%
Sun Hung Kai Properties Ltd.^	10,000	150,027
Total Hong Kong		150,027

Ireland 2.0%
Machinery 2.0%
Ingersoll-Rand PLC	3,900	135,993
Total Ireland		135,993

Israel 2.5%
Pharmaceuticals 2.5%
Teva Pharmaceutical Industries Ltd., ADR	2,600	164,008
Total Israel		164,008

	Shares	Value ($)
Japan 2.8%
Marine 2.8%
Nippon Yusen K.K.^	48,000	188,809
Total Japan		188,809

Korea 2.2%
Semiconductors and Semiconductor Equipment 2.2%
Samsung Electronics Co. Ltd., GDR, 144A	407	149,572
Total Korea		149,572

Netherlands 1.9%
Computers and Peripherals 1.9%
Gemalto NV*^	2,867	124,164
Total Netherlands		124,164

Norway 2.3%
Commercial Banks 2.3%
DnB NOR ASA^	13,600	154,983
Total Norway		154,983

Spain 3.7%
Commercial Banks 2.3%
Banco Santander S.A.^	11,838	157,091

Electronic Equipment and Instruments 1.4%
Iberdrola Renovables S.A.^	22,086	91,794
Total Spain		248,885

Switzerland 8.3%
Capital Markets 3.1%
Credit Suisse Group AG^	3,988	205,048

Electrical Equipment 2.6%
ABB Ltd.*^	8,018	175,029

Pharmaceuticals 2.6%
Roche Holding AG^	1,076	174,611
Total Switzerland		554,688

United Kingdom 7.9%
Food and Staples Retailing 2.3%
WM Morrison Supermarkets PLC^	34,405	153,299

Metals and Mining 3.3%
Rio Tinto PLC^	3,756	222,458

The accompanying notes are an integral part of the financial statements.

54	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – Global Alpha Equity Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
United Kingdom (continued)
Software 2.3%
Misys PLC*^	41,537	152,899
Total United Kingdom		528,656

United States 49.7%
Chemicals 2.6%
Calgon Carbon Corp.*	9,900	169,488

Commercial Services and Supplies 2.8%
Republic Services, Inc.	6,491	188,369

Communications Equipment 3.3%
Cisco Systems, Inc.*	8,500	221,255

Computers and Peripherals 6.5%
Apple, Inc.*	854	200,630
Hewlett-Packard Co.	4,329	230,087
		430,717

Diversified Consumer Services 2.0%
ITT Educational Services, Inc.*	1,200	134,976

Diversified Financial Services 6.4%
Bank of America Corp.	12,931	230,818
JPMorgan Chase & Co.	4,432	198,332
		429,150

Hotels, Restaurants & Leisure 2.5%
McDonald’s Corp.	2,512	167,601

Insurance 3.4%
Hartford Financial Services Group, Inc.	7,996	227,246

Internet Software and Services 2.7%
Google, Inc. — Class A*	321	182,010

Machinery 2.4%
AGCO Corp.*	4,394	157,613

	Shares/ Principal Amount ($)	Value ($)
Metals and Mining 5.3%
Alcoa, Inc.	11,600	165,184
Newmont Mining Corp.	3,700	188,441
		353,625

Multiline Retail 2.9%
Family Dollar Stores, Inc.	5,200	190,372
Oil, Gas and Consumable Fuels 6.9%
Anadarko Petroleum Corp.	2,716	197,806
Concho Resources, Inc.*	2,200	110,792
ConocoPhillips	3,000	153,510
		462,108
Total United States		3,314,530
Total Common Stocks (Cost $5,425,963)		6,603,148

Short-Term Investment 3.7%

United States 3.7%
State Street US Dollar Time Deposit, 0.01% due 01/04/2010 (Cost $246,500)	246,500	246,500
Total Investments 102.7% (Cost $5,672,463)		6,849,648

Percentages are based on net assets of $6,671,678.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2010 the value of these securities amounted to $2,740,306, or 41.1% of net assets.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At (date), the value of these securities amounted to $149,572 or 2.2% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,862,842	$2,740,306	$—	$6,603,148
Short-Term Investment	—	246,500	—	246,500
Total Investments	$3,862,842	$2,986,806	$—	$6,849,648

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Schedule of Investments (Unaudited) – International Growth Equity Fund

as of March 31, 2010

Common Stocks 96.8%

	Shares	Value ($)
Australia 9.3%
Beverages 0.5%
Coca-Cola Amatil Ltd.^	3,090	31,859

Commercial Banks 3.7%
Commonwealth Bank of Australia^	1,530	78,893
Westpac Banking Corp.^	5,940	151,453
		230,346

IT Services 1.0%
Computershare Ltd.^	5,605	64,301

Metals and Mining 2.9%
Rio Tinto Ltd.^	2,545	182,413

Multiline Retail 1.2%
Wesfarmers Ltd.^	2,605	75,857
Total Australia		584,776

Belgium 2.0%
Beverages 2.0%
Anheuser-Busch InBev NV^	2,495	125,782
Total Belgium		125,782

Canada 6.5%
Aerospace and Defense 1.9%
Bombardier, Inc. — B Shares	19,500	119,613

Chemicals 0.9%
Methanex Corp.	2,260	54,739

Commercial Banks 1.0%
Canadian Imperial Bank of Commerce	855	62,464

Oil, Gas and Consumable Fuels 1.0%
Crew Energy, Inc.*	3,820	65,331

Road and Rail 1.7%
Canadian National Railway Co.	1,740	105,601
Total Canada		407,748

Denmark 2.0%
Food Products 0.8%
Danisco A/S^	675	50,491

Pharmaceuticals 1.2%
Novo Nordisk A/S — B Shares^	990	76,791
Total Denmark		127,282

	Shares	Value ($)
France 5.5%
Chemicals 1.0%
Rhodia S.A.*^	2,925	60,700

Commercial Banks 0.6%
BNP Paribas^	510	39,125

Energy Equipment and Services 1.4%
Technip S.A.^	1,105	89,699

Media 1.0%
Eutelsat Communications^	1,770	62,875

Personal Products 0.5%
L’Oreal S.A.^	285	29,944

Textiles, Apparel and Luxury Goods 1.0%
LVMH Moet Hennessy Louis Vuitton S.A.^	530	61,858
Total France		344,201

Germany 4.7%
Chemicals 1.3%
BASF SE^	1,320	81,908

Pharmaceuticals 1.0%
Bayer AG^	885	59,876

Semiconductors and Semiconductor Equipment 2.4%
Aixtron AG^	1,930	69,443
Infineon Technologies AG*^	11,820	82,116
		151,559
Total Germany		293,343

Hong Kong 2.5%
Commercial Banks 1.5%
BOC Hong Kong Holdings Ltd.^	39,000	92,872

Real Estate Management and Development 1.0%
Swire Pacific Ltd. — A Shares^	5,500	66,308
Total Hong Kong		159,180

Italy 1.8%
Electric Utilities 1.0%
Terna — Rete Elettrica Nazionale SpA^	14,240	61,661

The accompanying notes are an integral part of the financial statements.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International Growth Equity Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Italy (continued)
Energy Equipment and Services 0.8%
Saipem SpA^	1,385	53,669
Total Italy		115,330

Japan 16.6%
Automobiles 3.3%
Honda Motor Co. Ltd.^	3,800	134,253
Nissan Motor Co. Ltd.*^	8,500	72,875
		207,128

Building Products 1.2%
Asahi Glass Co. Ltd.^	7,000	78,523

Electronic Equipment and Instruments 1.7%
Nidec Corp.^	400	42,897
OMRON Corp.^	2,800	65,015
		107,912

Health Care Equipment and Supplies 0.8%
Olympus Corp.^	1,500	48,162

Household Durables 0.5%
Sony Corp.^	800	30,647

Machinery 1.7%
FANUC Ltd.^	700	74,314
Komatsu Ltd.^	1,500	31,467
		105,781

Media 0.9%
CyberAgent, Inc.^	33	58,391

Metals and Mining 1.0%
JFE Holdings, Inc.^	1,500	60,151

Office Electronics 1.2%
Canon, Inc.^	1,600	73,967

Textiles, Apparel and Luxury Goods 0.8%
Fast Retailing Co. Ltd.^	300	52,106

Trading Companies and Distributors 2.0%
Mitsubishi Corp.^	4,800	125,879

Wireless Telecommunication Services 1.5%
Softbank Corp.^	3,800	93,647
Total Japan		1,042,294

Netherlands 4.1%
Commercial Services and Supplies 0.7%
Randstad Holding NV*^	875	41,635

	Shares	Value ($)
Industrial Conglomerates 1.4%
Koninklijke Philips Electronics NV^	2,775	89,091

Semiconductors and Semiconductor Equipment 1.5%
ASML Holding NV^	2,590	92,206

Transportation Infrastructure 0.5%
Koninklijke Vopak NV*^	430	33,817
Total Netherlands		256,749

Norway 2.3%
Diversified Telecommunication Services 1.0%
Telenor ASA*^	4,700	63,724

Insurance 1.3%
Storebrand ASA*^	10,520	83,403
Total Norway		147,127

Singapore 1.3%
Commercial Banks 1.3%
United Overseas Bank Ltd.^	6,000	82,293
Total Singapore		82,293

Spain 1.4%
Diversified Telecommunication Services 1.4%
Telefonica S.A.^	3,670	86,848
Total Spain		86,848

Sweden 4.2%
Diversified Telecommunication Services 1.6%
Tele2 AB — B Shares^	6,040	100,908

Health Care Equipment and Supplies 0.8%
Elekta AB^	1,835	51,300

Machinery 1.0%
SKF AB — B Shares^	3,585	63,772

Metals and Mining 0.8%
Boliden AB^	3,270	46,816
Total Sweden		262,796

Switzerland 11.5%
Electrical Equipment 0.9%
ABB Ltd.*^	2,550	55,665

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Schedule of Investments (Unaudited) – International Growth Equity Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Switzerland (continued)
Food Products 4.0%
Nestle S.A.^	4,995	255,551

Health Care Equipment and Supplies 0.8%
Sonova Holding AG^	405	50,343

Pharmaceuticals 4.6%
Novartis AG^	3,060	165,381
Roche Holding AG^	750	121,708
		287,089

Textiles, Apparel and Luxury Goods 1.2%
Cie Financiere Richemont S.A.^	1,940	75,205
Total Switzerland		723,853

United Kingdom 21.1%
Beverages 0.6%
SABMiller PLC^	1,305	38,288

Commercial Banks 2.1%
Standard Chartered PLC^	4,985	135,846

Food and Staples Retailing 1.0%
Tesco PLC^	9,405	62,184

Food Products 2.6%
Unilever PLC^	5,490	161,033

Hotels, Restaurants & Leisure 1.0%
Intercontinental Hotels Group PLC^	4,060	63,514

Metals and Mining 7.7%
Anglo American PLC*^	1,495	65,306
BHP Billiton PLC^	8,385	287,293
Xstrata PLC*^	6,800	129,149
		481,748

	Shares/ Principal Amount ($)	Value ($)

Multi-Utilities 0.5%
Centrica PLC^	6,740	30,037

Pharmaceuticals 1.9%
GlaxoSmithKline PLC^	4,280	82,133
Shire PLC^	1,850	40,837
		122,970

Textiles, Apparel and Luxury Goods 1.6%
Burberry Group PLC^	9,140	99,169
Tobacco 2.1%
British American Tobacco PLC^	3,815	131,564
Total United Kingdom		1,326,353
Total Common Stocks (Cost $4,976,900)		6,085,955

Short-Term Investment 2.0%

United States 2.0%
State Street US Dollar Time Deposit, 0.01% due 01/04/2010 (Cost $124,791)	124,791	124,791
Total Investments 98.8% (Cost $5,101,691)		6,210,746

Percentages are based on net assets of $6,287,542.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2010 the value of these securities amounted to $5,678,207, or 90.3% of net assets.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$407,748	$5,678,207	$—	$6,085,955
Short-Term Investment	—	124,791	—	124,791
Total Investments	$407,748	$5,802,998	$—	$6,210,746

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2010

Common Stocks 64.4%

	Shares	Value ($)
Brazil 1.6%
Airlines 0.7%
Tam S.A., ADR	2,700	45,792

Metals and Mining 0.9%
Vale S.A., ADR	1,900	61,161
Total Brazil		106,953

Finland 0.7%
Communications Equipment 0.7%
Nokia Oyj^	2,800	43,544
Total Finland		43,544

France 9.8%
Auto Components 0.5%
Compagnie Generale des Etablissements Michelin^	420	30,905

Automobiles 0.4%
Renault S.A.*^	550	25,826

Chemicals 1.2%
Air Liquide S.A.^	650	77,931

Commercial Banks 1.2%
BNP Paribas^	550	42,194
Societe Generale^	650	40,833
		83,027

Construction and Engineering 0.8%
Bouygues S.A.^	1,000	50,331

Electrical Equipment 0.3%
Schneider Electric S.A.^	150	17,568

Insurance 0.8%
AXA S.A.^	2,383	52,948

Media 1.6%
Vivendi^	4,050	108,517

Multi-Utilities 0.9%
GDF Suez^	1,600	61,859

Personal Products 1.1%
L’Oreal S.A.^	670	70,394

Semiconductors and Semiconductor Equipment 1.0%
STMicroelectronics NV^	6,700	66,553
Total France		645,859

	Shares	Value ($)
Germany 8.8%
Automobiles 2.1%
Bayerische Motoren Werke AG^	2,050	94,484
Daimler AG^	950	44,738
		139,222

Capital Markets 0.4%
Deutsche Bank AG^	300	23,087

Diversified Financial Services 0.8%
Deutsche Boerse AG^	700	51,902

Electric Utilities 1.4%
E.ON AG^	2,500	92,326

Electrical Equipment 0.6%
Solarworld AG*^	2,600	39,147

Health Care Equipment and Supplies 1.0%
Fresenius SE^	900	67,021

Industrial Conglomerates 2.0%
Siemens AG^	1,350	135,253

Textiles, Apparel and Luxury Goods 0.5%
Adidas AG^	600	32,038
Total Germany		579,996

Greece 1.1%
Commercial Banks 1.1%
National Bank of Greece S.A.*^	3,450	69,757
Total Greece		69,757

Italy 2.2%
Aerospace and Defense 0.4%
Finmeccanica SpA^	2,000	26,655

Commercial Banks 0.3%
Intesa Sanpaolo SpA*^	4,800	17,861

Oil, Gas and Consumable Fuels 1.5%
ENI SpA^	4,350	102,156
Total Italy		146,672

Netherlands 6.6%
Aerospace and Defense 1.2%
European Aeronautic Defence and Space Co. NV^	4,000	80,321

Chemicals 0.5%
Akzo Nobel NV^	600	34,235

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
Netherlands (continued)
Diversified Financial Services 1.2%
ING Groep NV*^	8,100	80,764

Diversified Telecommunication Services 0.6%
Koninklijke KPN NV^	2,550	40,431

Metals and Mining 0.8%
ArcelorMittal^	1,100	48,344

Oil, Gas and Consumable Fuels 2.3%
Royal Dutch Shell PLC — A Shares^	5,200	150,862
Total Netherlands		434,957

Norway 1.2%
Energy Equipment and Services 0.3%
Petroleum Geo-Services ASA*^	1,600	20,877

Oil, Gas and Consumable Fuels 0.9%
StatoilHydro ASA^	2,600	60,449
Total Norway		81,326

Russia 0.4%
Metals and Mining 0.4%
MMC Norilsk Nickel, ADR*	1,600	29,456
Total Russia		29,456

Spain 2.9%
Commercial Banks 1.9%
Banco Bilbao Vizcaya Argentaria S.A.^	1,500	20,502
Banco Santander S.A.^	7,850	104,170
		124,672

Diversified Telecommunication Services 1.0%
Telefonica S.A.^	2,900	68,627
Total Spain		193,299

Sweden 1.1%
Communications Equipment 1.1%
Telefonaktiebolaget LM Ericsson — B Shares^	6,700	70,137
Total Sweden		70,137

	Shares	Value ($)
Switzerland 10.3%
Capital Markets 1.9%
Julius Baer Group Ltd.^	1,350	48,942
UBS AG*^	4,800	77,928
		126,870

Food Products 3.1%
Nestle S.A.^	4,050	207,203

Health Care Equipment and Supplies 0.5%
Synthes, Inc.^	250	31,222

Insurance 0.3%
Zurich Financial Services AG^	80	20,530

Pharmaceuticals 4.5%
Novartis AG^	2,810	151,869
Roche Holding AG^	900	146,050
		297,919
Total Switzerland		683,744

United Kingdom 17.7%
Beverages 0.6%
Diageo PLC^	2,550	42,877

Commercial Banks 3.8%
Barclays PLC^	11,500	62,618
HSBC Holdings PLC^	13,000	131,798
Lloyds Banking Group PLC*^	58,008	55,300
		249,716

Electric Utilities 1.0%
Scottish & Southern Energy PLC^	3,800	63,439

Food and Staples Retailing 0.6%
Tesco PLC^	6,300	41,654

Insurance 1.3%
Prudential PLC^	3,700	30,704
RSA Insurance Group PLC^	30,000	58,015
		88,719

Media 0.9%
Reed Elsevier PLC^	7,500	60,005

Metals and Mining 2.6%
Anglo American PLC*^	1,300	56,788
BHP Billiton PLC^	1,568	53,724
Rio Tinto PLC^	671	39,742
Xstrata PLC*^	1,300	24,690
		174,944

The accompanying notes are an integral part of the financial statements.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – International Equity Fund

as of March 31, 2010

Common Stocks (continued)

	Shares	Value ($)
United Kingdom (continued)
Multi-Utilities 0.4%
Centrica PLC^	5,300	23,619

Oil, Gas and Consumable Fuels 1.3%
BP PLC^	9,200	87,124

Pharmaceuticals 1.6%
GlaxoSmithKline PLC^	5,350	102,666

Road and Rail 0.3%
National Express Group PLC^	5,400	18,796

Textiles, Apparel and Luxury Goods 1.1%
Kesa Electricals PLC^	37,500	72,296

Wireless Telecommunication Services 2.2%
Vodafone Group PLC^	63,100	146,001
Total United Kingdom		1,171,856
Total Common Stocks (Cost $3,652,511)		4,257,556

Mutual Funds 35.0%

	Shares	Value ($)
United States 35.0%
Asia Pacific ex Japan Fund — Institutional Shares(a)	67,999	1,000,262
The Japan Fund — Institutional Shares(a)	138,138	1,317,835
Total United States		2,318,097
Total Mutual Funds (Cost $1,922,673)		2,318,097
Total Investments 99.4% (Cost $5,575,184)		6,575,653

Percentages are based on net assets of $6,612,243.

*	Non income-producing security.

^	Securities fair valued in accordance with the Fund’s procedures. At March 31, 2010 the value of these securities amounted to $4,121,147, or 62.3% of net assets.

(a)	Affiliated issuer.

ADR — American Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$136,409	$4,121,147	$—	$4,257,556
Mutual Funds	2,318,097	—	—	2,318,097
Total Investments	$2,454,506	$4,121,147	$—	$6,575,653

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Statement of Assets & Liabilities (Unaudited)

As of March 31, 2010

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Assets:
Investments in non-affiliated issuers, at market	183,375,305	8,290,748
Investments in affiliated issuers, at market	—	—

Total investments, at market	183,375,305	8,290,748

Cash	—	—
Foreign currency	5,129,006	99,495
Receivable for investment securities sold	2,073,072	—
Receivable for Fund shares sold	1,953	—
Dividends and interest receivable	1,144,761	15,125
Receivable from investment advisor	—	7,800
Prepaid expenses	40,935	12,894

Total Assets	191,765,032	8,426,062

Liabilities:
Payable for investments purchased	2,623,613	—
Payable for Fund shares redeemed	132,537	—
Accrued investment advisor fees	51,152	—
Accrued distribution fees	14,946	9
Accrued chief executive officer fees	5,943	805
Accrued compliance services fees	9,361	1,667
Foreign capital gains taxes deferred	—	11,297
Other accrued expenses and payables	322,467	46,334

Total Liabilities	3,160,019	60,112

Net Assets	188,605,013	8,365,950

Net Assets Consist of:
Paid-in capital	247,949,163	5,995,900
Accumulated net investment income (loss)	(695,410)	(11,474)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(94,796,679)	357,320
Net unrealized appreciation (depreciation) on:
Investments	36,287,805	2,023,833
Foreign currency related translations	(139,866)	371

Net Assets	188,605,013	8,365,950

Net Assets
Class A	27,256	25,952
Class C	1,151	5,282
Class I	1,343,634	8,334,716
Class S	187,232,972	—
Capital Shares Outstanding
Class A	2,853	1,770
Class C	121	362
Class I	140,892	566,479
Class S	19,466,932	—
Net Asset Value and Offering Price Per Share
Class A	9.55	14.67	(a)
Class C	9.50 (a)	14.60	(a)
Class I	9.54	14.71
Class S	9.62	—
Offering Price Per Share
Class A (100/94.25 of net assets)	10.13	15.56
Investments at cost for non-affiliated issuers	147,087,500	6,255,618
Investments at cost for affiliated issuers	—	—
Cost of cash denominated in foreign currencies	5,254,815	99,437

(a)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

The accompanying notes are an integral part of the financial statements.

62	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)		Greater China Fund ($)	Global Equity Income Fund ($)		Global Emerging Markets Fund ($)		Global Alpha Equity Fund ($)		International Growth Equity Fund ($)		International Equity Fund ($)

9,080,538		7,321,344	6,363,714		8,021,400		6,849,648		6,210,746		4,257,556
—		—	—		—		—		—		2,318,097

9,080,538		7,321,344	6,363,714		8,021,400		6,849,648		6,210,746		6,575,653

50,157		66,293	54,288		—		—		—		32,800
543,105		115,224	15,879		210,533		975		8,788		70,090
7,778		—	—		66,516		—		76,509		28,804
—		—	—		—		—		—		—
368		3,337	25,827		14,773		11,312		28,000		16,091
5,470		7,170	13,425		4,176		5,585		7,813		8,431
12,895		12,891	14,406		12,895		12,874		12,867		12,872

9,700,311		7,526,259	6,487,539		8,330,293		6,880,394		6,344,723		6,744,741

—		—	—		69,314		173,702		24,863		92,517
—		—	—		—		—		—		—
—		—	—		—		—		—		—
8		23	4		24		21		—		4
794		887	863		822		882		848		468
1,677		1,749	1,412		1,788		1,998		1,958		1,701
102,840		—	—		—		—		—		—
33,300		35,429	40,441		37,981		32,113		29,512		37,808

138,619		38,088	42,720		109,929		208,716		57,181		132,498

9,561,692		7,488,171	6,444,819		8,220,364		6,671,678		6,287,542		6,612,243

7,522,281		5,445,892	5,262,715		5,663,247		5,225,725		5,113,567		5,417,963
(61,334)		(51,218)	26,604		(26,335)		(13,445)		13,114		(636)
262,518		241,141	161,425		496,406		281,944		51,319		193,922

1,829,718		1,852,476	994,152		2,085,435		1,177,185		1,109,055		1,000,469
8,509		(120)	(77)		1,611		269		487		525

9,561,692		7,488,171	6,444,819		8,220,364		6,671,678		6,287,542		6,612,243

19,047		45,270	6,523		58,808		1,325		1,250		1,317
5,328		16,408	3,399		14,192		25,366		4,452		4,731
9,537,317		7,426,493	6,434,897		8,147,364		6,644,987		6,281,840		6,606,195
—		—	—		—		—		—		—

1,382		3,220	529		3,905		103		100		106
392		1,172	276		947		1,993		359		385
689,443		526,434	522,116		539,759		515,936		501,326		533,382
—		—	—		—		—		—		—

13.78		14.06	12.33		15.06		12.87	(a)	12.50		12.37	(a)
13.61	(a)	14.00	12.31	(a)	14.98	(a)	12.73		12.41	(a)	12.30	(a)
13.83		14.11	12.32		15.09		12.88		12.53		12.39
—		—	—		—		—		—		—

14.62		14.92	13.08		15.98		13.66		13.26		13.12
7,147,980		5,468,868	5,369,562		5,935,965		5,672,463		5,101,691		3,652,511
—		—	—		—		—		—		1,922,673
534,646		115,344	15,905		209,292		968		8,676		69,637

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	63

Statement of Operations (Unaudited)

For the period ended March 31, 2010

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Investment Income:
Dividends	1,408,740	54,438
Less: foreign taxes withheld	(98,612)	(1,742)
Interest income	—	7

Total Investment Income	1,310,128	52,703

Expenses:
Administration fees	163,557	81,861
Audit fees	12,423	12,427
Compliance services fees	35,386	7,841
Chief executive officer fees	57,129	11,804
Custodian fees	174,694	60,419
Directors’ and officers’ fees and expenses	75,566	15,834
Distribution fees–Class A	16	12
Distribution fees–Class C	5	25
Distribution fees–Class S	63,397	—
Investment advisory fees	555,568	44,082
Legal Fees	204,168	28,608
Amortization of offering costs	—	19,545
Principal financial officer fees	25,260	4,855
Registration fees	22,226	15,439
Reports to shareholders	6,147	9,204
Transfer agent fees	305,134	14,221
Other expenses	23,721	7,418

Total Expenses	1,724,397	333,595

Less: Fee waivers and expense reimbursements (See Note F)	(171,367)	(269,437)
Net Expenses	1,553,030	64,158

Net Investment Income (Loss)	(242,902)	(11,455)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in non-affiliated issuers	2,535,976	542,547
Investments in affiliated issuers	—	—
Foreign capital gains taxes	—	—
Foreign currency related transactions	92,000	2,621

Total Realized Gain (Loss)	2,627,976	545,168

Net change in unrealized appreciation (depreciation) on:
Investments in non-affiliated issuers	5,726,596	44,266
Investments in affiliated issuers	—	—
Deferred foreign capital gains taxes	—	(5,894)
Foreign currency related translations	(354,309)	(843)

Net Change Unrealized Appreciation (Depreciation)	5,372,287	37,529

Net Realized and Unrealized Gain (Loss)	8,000,263	582,697

Increase (Decrease) in Net Assets Resulting From Operations	7,757,361	571,242

The accompanying notes are an integral part of the financial statements.

64	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	Global Alpha Equity Fund ($)	International Growth Equity Fund ($)	International Equity Fund ($)

14,238	11,938	109,208	46,636	39,599	63,601	155,987
—	(18)	(3,445)	(4,289)	(1,807)	(4,464)	(3,606)
—	1	—	—	5	5	—

14,238	11,921	105,763	42,347	37,797	59,142	152,381

81,888	81,885	81,888	81,888	81,888	81,888	81,888
12,421	12,427	12,435	12,427	12,433	12,435	12,434
7,953	7,807	7,329	9,348	9,327	9,262	7,677
11,991	11,758	11,439	11,841	11,527	11,414	11,146
46,022	42,152	66,169	38,387	28,734	34,683	46,893
16,068	15,751	15,323	15,887	15,441	15,298	15,430
9	33	3	62	2	100	2
25	53	16	69	79	21	23
—	—	—	—	—	—	—
53,321	44,494	27,846	48,048	35,166	32,183	18,067
29,366	28,341	27,809	28,829	27,340	26,707	27,373
23,034	19,570	19,546	19,619	19,546	20,829	19,546
4,939	4,829	4,685	4,867	4,723	4,675	4,718
15,438	15,438	13,890	15,439	15,430	15,425	15,426
9,204	9,204	9,093	9,204	9,204	9,165	9,204
14,130	14,172	14,123	14,169	14,140	14,114	14,139
8,388	8,227	8,223	7,417	8,223	8,224	8,223

334,197	316,141	319,817	317,501	293,203	296,423	292,189

(258,625)	(253,022)	(273,387)	(249,302)	(241,971)	(250,439)	(243,691)
75,572	63,119	46,430	68,199	51,232	45,984	48,498

(61,334)	(51,198)	59,333	(25,852)	(13,435)	13,158	103,883

379,494	254,740	194,388	625,556	426,829	229,418	305,357
—	—	—	—	—	—	10,312
(73,307)	—	—	—	—	—	—
12,752	1,583	5,938	(9,903)	(4,965)	(1,160)	(9,707)

318,939	256,323	200,326	615,653	421,864	228,258	305,962

803,216	57,160	163,138	(267,898)	(159,621)	140,025	(268,914)
—	—	—	—	—	—	(21,019)
10,582	—	—	—	—	—	—
8,987	(1,065)	(3,577)	1,584	(48)	(3)	488

822,785	56,095	159,561	(266,314)	(159,669)	140,022	(289,445)

1,141,724	312,418	359,887	349,339	262,195	368,280	16,517

1,080,390	261,220	419,220	323,487	248,760	381,438	120,400

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	65

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund
	For the period ended March 31, 2010 ($) (Unaudited)	For the year September 30, 2009 ($)	For the period ended March 31, 2010 ($) (Unaudited)	For the period ended September 30, 2009 ($)*
Operation:
Net investment income (loss)	(242,902)	(45,861)	(11,455)	54,250
Net realized gain (loss)	2,627,976	(69,506,132)	545,168	652,114
Net change in unrealized appreciation (depreciation)	5,372,287	59,149,062	37,529	1,986,675

Net Increase (Decrease) in Net Assets Resulting From Operations	7,757,361	(10,402,931)	571,242	2,693,039

Dividends to Shareholders From:
Net investment income:
Class A	—	—	(54)	—
Class C	—	—	—	—
Class I	(10,289)	—	(47,191)	—
Class S	(1,363,580)	(548,623)	—	—
Net realized gains:
Class A	—	—	(1,038)	—
Class C	—	—	(538)	—
Class I	—	—	(845,410)	—
Class S	—	—	—	—

Total Dividends to Shareholders	(1,373,869)	(548,623)	(894,231)	—

Share Transactions (See Note I):
Proceeds from shares sold	827,584	5,874,670	208,183	5,202,065
Reinvestment of cash dividends	1,168,907	472,254	815,584	—
Cost of shares redeemed	(15,701,827)	(32,596,508)	(4,379)	(225,641)
Redemption fees	97	25,549	88	—

Net increase (decrease) in assets from fund share transactions	(13,705,239)	(26,224,035)	1,019,476	4,976,424

Increase (Decrease) in Net Assets	(7,321,747)	(37,175,589)	696,487	7,669,463

Net Assets:
Beginning of period	195,926,760	233,102,349	7,669,463	—

End of period	188,605,013	195,926,760	8,365,950	7,669,463

Accumulated net investment income (loss)	(695,410)	921,361	(11,474)	47,226

*	Fund commenced operations on December 29, 2008.

The accompanying notes are an integral part of the financial statements.

66	:	www.NomuraPartnersFunds.com : 1.800.535.2726

India Fund		Greater China Fund		Global Equity Income Fund
For the period ended March 31, 2010 ($) (Unaudited)	For the period ended September 30, 2009 ($)*	For the period ended March 31, 2010 ($) (Unaudited)	For the period ended September 30, 2009 ($)*	For the period ended March 31, 2010 ($) (Unaudited)	For the period ended September 30, 2009 ($)*

(61,334)	(8,452)	(51,198)	71,891	59,333	121,010
318,939	2,443,743	256,323	296,612	200,326	61,070
822,785	1,015,442	56,095	1,796,261	159,561	834,514

1,080,390	3,450,733	261,220	2,164,764	419,220	1,016,594

—	—	(393)	—	(11)	(13)
—	—	(27)	—	(21)	(8)
—	—	(76,250)	—	(68,681)	(75,031)
—	—	—	—	—	—

(2,153)	—	(1,606)	—	(22)	—
(1,409)	—	(229)	—	(58)	—
(2,488,150)	—	(305,200)	—	(109,920)	—
—	—	—	—	—	—

(2,491,712)	—	(383,705)	—	(178,713)	(75,052)

25,546	5,005,023	57,262	5,005,579	5,001	5,004,004
2,491,712	—	383,705	—	178,713	75,052
—	—	(654)	—	—	—
—	—	—	—	—	—

2,517,258	5,005,023	440,313	5,005,579	183,714	5,079,056

1,105,936	8,455,756	317,828	7,170,343	424,221	6,020,598

8,455,756	—	7,170,343	—	6,020,598	—

9,561,692	8,455,756	7,488,171	7,170,343	6,444,819	6,020,598

(61,334)	—	(51,218)	76,650	26,604	35,984

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	67

Statements of Changes in Net Assets

	Global Emerging Markets Fund
	For the period ended March 31, 2010 ($) (Unaudited)	For the period ended September 30, 2009 ($)*
Operation:
Net investment income (loss)	(25,852)	71,754
Net realized gain (loss)	615,653	406,947
Net change in unrealized appreciation (depreciation)	(266,314)	2,353,360

Net Increase (Decrease) in Net Assets Resulting From Operations	323,487	2,832,061

Dividends to Shareholders From:
Net investment income:
Class A	(268)	—
Class C	(12)	—
Class I	(52,000)	—
Class S	—	—
Net realized gains:
Class A	(3,195)	—
Class C	(956)	—
Class I	(542,000)	—
Class S	—	—

Total Dividends to Shareholders	(598,431)	—

Share Transactions (See Note I):
Proceeds from shares sold	18,179	5,049,705
Reinvestment of cash dividends	595,363	—
Cost of shares redeemed	—	—
Redemption fees	—	—

Net increase (decrease) in assets from fund share transactions	613,542	5,049,705

Increase (Decrease) in Net Assets	338,598	7,881,766

Net Assets:
Beginning of period	7,881,766	—

End of period	8,220,364	7,881,766

Accumulated net investment income (loss)	(26,335)	51,797

*	Fund commenced operations on December 29, 2008.

The accompanying notes are an integral part of the financial statements.

68	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Global Alpha Equity Fund		International Growth Equity Fund		International Equity Fund
For the period ended March 31, 2010 ($) (Unaudited)	For the period ended September 30, 2009 ($)*	For the period ended March 31, 2010 ($) (Unaudited)	For the period ended September 30, 2009 ($)*	For the period ended March 31, 2010 ($) (Unaudited)	For the period ended September 30, 2009 ($)*

(13,435)	42,983	13,158	54,434	103,883	34,515
421,864	17,784	228,258	(215,016)	305,962	161,880
(159,669)	1,337,123	140,022	969,520	(289,445)	1,290,439

248,760	1,397,890	381,438	808,938	120,400	1,486,834

(7)	—	(1)	—	(18)	—
(164)	—	—	—	(51)	—
(50,300)	—	(16,400)	—	(104,450)	—
—	—	—	—	—	—

(30)	—	—	—	(62)	—
(579)	—	—	—	(223)	—
(149,700)	—	—	—	(308,150)	—
—	—	—	—	—	—

(200,780)	—	(16,401)	—	(412,954)	—

20,626	5,005,007	983,772	5,005,016	—	5,005,009
200,175	—	16,401	—	412,954	—
—	—	(909,767)	—	—	—
—	—	18,145	—	—	—

220,801	5,005,007	108,551	5,005,016	412,954	5,005,009

268,781	6,402,897	473,588	5,813,954	120,400	6,491,843

6,402,897	—	5,813,954	—	6,491,843	—

6,671,678	6,402,897	6,287,542	5,813,954	6,612,243	6,491,843

(13,445)	50,461	13,114	16,357	(636)	—

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	69

Financial Highlights – The Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.16		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.04		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.35		0.97	(g)

Total income (loss) from investment operations	0.39		0.91

Distributions to shareholders from:
Net investment income	—		—
Net realized gain	—		—

Total distributions to shareholders	—		—

Redemption fees(b)	—		—	(h)

Net asset value, end of period	$9.55		$9.16

Total return (%)(c)(d)	4.26	*	11.03	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	2.12	**	2.39	**
Ratio of expenses after expense reductions (%)	1.85	**	1.85	**
Ratio of net investment income (%)	0.84	**	(0.98	)**
Portfolio turnover rate (%)	25	*	140	*

Class C	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.14		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.41		0.91	(g)

Total income (loss) from investment operations	0.36		0.89

Distributions to shareholders from:
Net investment income	—		—
Net realized gain	—		—

Total distributions to shareholders	—		—

Redemption fees	—		—

Net asset value, end of period	$9.50		$9.14

Total return (%)(c)(d)	3.94	*	10.79	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	2.58	**	3.14	**
Ratio of expenses after expense reductions (%)	2.57	**	2.60	**
Ratio of net investment income (%)	(1.12	)**	(0.41	)**
Portfolio turnover rate (%)	25	*	140	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total Return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

70	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$9.21		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)		0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.42		0.92	(e)

Total income (loss) from investment operations	0.41		0.96

Distributions to shareholders from:
Net investment income	(0.08)		—
Net realized gain	—		—

Total distributions to shareholders	(0.08)		—

Redemption fees	—		—

Net asset value, end of period	$9.54		$9.21

Total return (%)(c)	4.44	*	11.64	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	1		2
Ratio of expenses before expense reductions (%)(d)	1.78	**	2.14	**
Ratio of expenses after expense reductions (%)	1.60	**	1.60	**
Ratio of net investment income (%)	(0.21	)**	0.62	**
Portfolio turnover rate (%)	25	*	140	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

Class commenced operations on December 29, 2008. Since then the Fund had net realized and unrealized gains on investments and foreign currency transactions for the period ended September 30, 2009. Prior to December 29, 2008 the Fund had net realized losses on investments and foreign currency transactions.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	71

Financial Highlights – The Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

	Six Months Ended March 31, 2010		Year Ended September 30,			Period Ended September 30, 2006 (a)		Year Ended December 31, 2005
Class S	(Unaudited)		2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$9.28		$9.53	$12.94	$12.06	$13.24		$10.66
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.01)		— (d)	(0.02)	(0.03)	(0.01)		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.42		(0.23)	(3.39)	0.91	(1.05)		2.65

Total income (loss) from investment operations	0.41		(0.23)	(3.41)	0.88	(1.06)		2.58

Distributions to shareholders from:
Net investment income	(0.07)		(0.02)	—	—	(0.13)		—
Net realized gain	—		—	—	—	—		—

Total distributions to shareholders	(0.07)		(0.02)	—	—	(0.13)		—

Redemption fees(b)	—	(d)	— (d)	— (d)	— (d)	0.01		— (d)

Net asset value, end of period	$9.62		$9.28	$9.53	$12.94	$12.06		$13.24

Total return (%)(c)	4.44	*	(2.34)	(26.35)	7.30	(7.91	)*	24.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	187		194	233	370	435		527
Ratio of expenses before expense reductions (%)(f)	1.86	**	2.22	1.69	1.43	1.39	**	1.66
Ratio of expenses after expense reductions (%)	1.68	**	1.75	1.63 (e)	1.43	1.39	**	1.59
Ratio of net investment loss (%)	(0.26	)**	(0.03)	(0.19)	(0.20)	(0.11	)**	(0.68)
Portfolio turnover rate (%)	25	*	140	95	124	66	*	90

*	Not annualized.
**	Annualized.
(a)	For the nine months ended September 30, 2006.
(b)	Calculated based on average shares outstanding during the period.
(c)

Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee. From March 16, 2001 through December 28, 2008 the redemption fee was imposed on shareholders redeeming shares held less than six months.

(d)	Amount represents less than $0.01 per share.
(e)	The Fund received reimbursement from a third party for certain expenses during the period – See Note F.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

72	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.31		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)		0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14		5.22

Total income (loss) from investment operations	1.11		5.31

Distribution to shareholders from:
Net investment income	(0.09)		—
Net realized gain	(1.66)		—

Total distributions to shareholders	(1.75)		—

Redemption fees	—		—

Net asset value, end of period	$14.67		$15.31

Total return (%)(c)(d)	7.20	*	53.10	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	7.47	**	14.19	**
Ratio of expenses after expense reductions (%)	1.85	**	1.85	**
Ratio of net investment income (%)	(0.39	)**	0.98	**
Portfolio turnover rate (%)	31	*	123	*

Class C	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.22		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.10)		0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14		5.20

Total income (loss) from investment operations	1.04		5.22

Distribution to shareholders from:
Net investment income	—		—
Net realized gain	(1.66)		—

Total distributions to shareholders	(1.66)		—

Redemption fees	—		—

Net asset value, end of period	$14.60		$15.22

Total return (%)(c)(d)	6.85	*	52.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	9.30	**	14.94	**
Ratio of expenses after expense reductions (%)	2.60	**	2.60	**
Ratio of net investment income (%)	(1.28	)**	0.17	**
Portfolio turnover rate (%)	31	*	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the year.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	73

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.34		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)		0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.14		5.23

Total income (loss) from investment operations	1.12		5.34

Distribution to shareholders from:
Net investment income	(0.09)		—
Net realized gain	(1.66)		—

Total distributions to shareholders	(1.75)		—

Redemption fees(b)	—	(c)	—

Net asset value, end of period	$14.71		$15.34

Total return (%)(d)	7.37	*	53.40	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	8		8
Ratio of expenses before expense reductions (%)(e)	8.32	**	13.94	**
Ratio of expenses after expense reductions (%)	1.60	**	1.60	**
Ratio of net investment income (%)	(0.29	)**	1.20	**
Portfolio turnover rate (%)	31	*	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the year.
(c)	Amount represents less than $0.01 per share.
(d)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

74	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – India Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.87		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.12)		(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.01		6.96

Total income (loss) from investment operations	1.89		6.87

Distributions to shareholders from:
Net investment income	—		—
Net realized gain	(4.98)		—

Total distributions to shareholders	(4.98)		—

Redemption fees	—		—

Net asset value, end of period	$13.78		$16.87

Total return (%)(c)(d)	12.62	*	68.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	6.93	**	13.80	**
Ratio of expenses after expense reductions (%)	1.95	**	1.95	**
Ratio of net investment loss (%)	(1.78	)**	(1.02	)**
Portfolio turnover rate (%)	32	*	204	*

Class C	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.77		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.18)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.00		6.95

Total income (loss) from investment operations	1.82		6.77

Distributions to shareholders from:
Net investment income	—		—
Net realized gain	(4.98)		—

Total distributions to shareholders	(4.98)		—

Redemption fees	—		—

Net asset value, end of period	$13.61		$16.77

Total return (%)(c)(d)	12.16	*	67.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	8.52	**	14.55	**
Ratio of expenses after expense reductions (%)	2.70	**	2.70	**
Ratio of net investment loss (%)	(2.38	)**	(1.93	)**
Portfolio turnover rate (%)	32	*	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the year.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	75

Financial Highlights – India Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$16.90		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.10)		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.01		6.97

Total income (loss) from investment operations	1.91		6.90

Distributions to shareholders from:
Net investment income	—		—
Net realized gain	(4.98)		—

Total distributions to shareholders	(4.98)		—

Redemption fees	—		—

Net asset value, end of period	$13.83		$16.90

Total return (%)(c)	12.73	*	69.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	10		8
Ratio of expenses before expense reductions (%)(d)	7.52	**	13.55	**
Ratio of expenses after expense reductions (%)	1.70	**	1.70	**
Ratio of net investment loss (%)	(1.38	)**	(0.77	)**
Portfolio turnover rate (%)	32	*	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the year.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

76	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Greater China Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$14.30		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.12)		0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.64		4.18

Total income (loss) from investment operations	0.52		4.30

Distributions to shareholders from:
Net investment income	(0.15)		—
Net realized gain	(0.61)		—

Total distributions to shareholders	(0.76)		—

Redemption fees	—		—

Net asset value, end of period	$14.06		$14.30

Total return (%)(c)(d)	3.51	*	43.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	8.38	**	14.11	**
Ratio of expenses after expense reductions (%)	1.95	**	1.95	**
Ratio of net investment loss (%)	(1.74	)**	1.38	**
Portfolio turnover rate (%)	28	*	53	*
Class C	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$14.22		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.17)		0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.63		4.12

Total income (loss) from investment operations	0.46		4.22

Distributions to shareholders from:
Net investment income	(0.07)		—
Net realized gain	(0.61)		—

Total distributions to shareholders	(0.68)		—

Redemption fees	—		—

Net asset value, end of period	$14.00		$14.22

Total return (%)(c)(d)	3.14	*	42.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	9.23	**	14.86	**
Ratio of expenses after expense reductions (%)	2.70	**	2.70	**
Ratio of net investment loss (%)	(2.42	)**	1.11	**
Portfolio turnover rate (%)	28	*	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the year.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	77

Financial Highlights – Greater China Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Six Months Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$14.33		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.10)		0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.64		4.19

Total income (loss) from investment operations	0.54		4.33

Distributions to shareholders from:
Net investment income	(0.15)		—
Net realized gain	(0.61)		—

Total distributions to shareholders	(0.76)		—

Redemption fees	—		—

Net asset value, end of period	$14.11		$14.33

Total return (%)(c)	3.67	*	43.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7		7
Ratio of expenses before expense reductions (%)(d)	8.53	**	13.86	**
Ratio of expenses after expense reductions (%)	1.70	**	1.70	**
Ratio of net investment loss (%)	(1.38	)**	1.62	**
Portfolio turnover rate (%)	28	*	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the year.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

78	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Equity Income Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.85		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.13		0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.68		1.76

Total income (loss) from investment operations	0.81		1.98

Distributions to shareholders from:
Net investment income	(0.11)		(0.13)
Net realized capital gain	(0.22)		—

Total distributions to shareholders	(0.33)		(0.13)

Redemption fees	—		—

Net asset value, end of Period	$12.33		$11.85

Total return (%)(c)(d)	6.85	*	20.03	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	9.32	**	16.34	**
Ratio of expenses after expense reductions (%)	1.75	**	1.75	**
Ratio of net investment loss (%)	2.24	**	2.94	**
Portfolio turnover rate (%)	17	*	33	*
Class C	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.85		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05		0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.71		1.75

Total income (loss) from investment operations	0.76		1.93

Distributions to shareholders from:
Net investment income	(0.08)		(0.08)
Net realized capital gain	(0.22)		—

Total distributions to shareholders	(0.30)		(0.08)

Redemption fees	—		—

Net asset value, end of Period	$12.31		$11.85

Total return (%)(c)(d)	6.39	*	19.41	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	11.30	**	17.09	**
Ratio of expenses after expense reductions (%)	2.50	**	2.50	**
Ratio of net investment loss (%)	0.92	**	2.37	**
Portfolio turnover rate (%)	17	*	33	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	79

Financial Highlights – Global Equity Income Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.86		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.11		0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.71		1.77

Total income (loss) from investment operations	0.82		2.01

Distributions to shareholders from:
Net investment income	(0.14)		(0.15)
Net realized capital gain	(0.22)		—

Total distributions to shareholders	(0.36)		(0.15)

Redemption fees	—		—

Net asset value, end of period	$12.32		$11.86

Total return (%)(c)	6.90	*	20.34	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	6		6
Ratio of expenses before expense reductions (%)(d)	10.34	**	16.09	**
Ratio of expenses after expense reductions (%)	1.50	**	1.50	**
Ratio of net investment loss (%)	1.92	**	3.18	**
Portfolio turnover rate (%)	17	*	33	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

80	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Emerging Markets Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.62		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.07)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.68		5.67

Total income (loss) from investment operations	0.61		5.62

Distributions to shareholders from:
Net investment income	(0.09)		—
Net realized capital gain	(1.08)		—

Total distributions to shareholders	(1.17)		—

Redemption fees	—		—

Net asset value, end of period	$15.06		$15.62

Total return (%)(c)(d)	4.01	*	56.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	8.10	**	13.58	**
Ratio of expenses after expense reductions (%)	1.95	**	1.95	**
Ratio of net investment loss (%)	(0.90	)**	(0.45	)**
Portfolio turnover rate (%)	52	*	84	*
Class C	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.53		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.12)		0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.66		5.45

Total income (loss) from investment operations	0.54		5.53

Distributions to shareholders from:
Net investment income	(0.01)		—
Net realized capital gain	(1.08)		—

Total distributions to shareholders	(1.09)		—

Redemption fees	—		—

Net asset value, end of period	$14.98		$15.53

Total return (%)(c)(d)	3.65	*	55.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	8.93	**	14.33	**
Ratio of expenses after expense reductions (%)	2.70	**	2.70	**
Ratio of net investment loss (%)	(1.64	)**	0.79	**
Portfolio turnover rate (%)	52	*	84	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	81

Financial Highlights – Global Emerging Markets Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$15.65		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)		0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.67		5.51

Total income (loss) from investment operations	0.62		5.65

Distributions to shareholders from:
Net investment income	(0.10)		—
Net realized capital gain	(1.08)		—

Total distributions to shareholders	(1.18)		—

Redemption fees	—		—

Net asset value, end of period	$15.09		$15.65

Total return (%)(c)	4.16	*	56.50	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	8		8
Ratio of expenses before expense reductions (%)(d)	7.93	**	13.33	**
Ratio of expenses after expense reductions (%)	1.70	**	1.70	**
Ratio of net investment loss (%)	(0.64	)**	1.58	**
Portfolio turnover rate (%)	52	*	84	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

82	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Global Alpha Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.77		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.04)		0.07
Net realized and unrealized gain on investments and foreign currency transactions	0.51		2.70

Total income (loss) from investment operations	0.47		2.77

Distributions to shareholders from:
Net investment income	(0.07)		—
Realized gains	(0.30)		—

Total distribution to shareholders	(0.37)		—

Redemption fees	—		—

Net asset value, end of period	$12.87		$12.77

Total return (%)(c)(d)	3.77	*	27.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	9.39	**	14.68	**
Ratio of expenses after expense reductions (%)	1.85	**	1.85	**
Ratio of net investment loss (%)	(0.67	)**	0.83	**
Portfolio turnover rate (%)	51	*	66	*
Class C	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.70		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)		0.01
Net realized and unrealized gain on investments and foreign currency transactions	0.49		2.69

Total income (loss) from investment operations	0.41		2.70

Distributions to shareholders from:
Net investment income	(0.08)		—
Realized gains	(0.30)		—

Total distribution to shareholders	(0.38)		—

Redemption fees	—		—

Net asset value, end of period	$12.73		$12.70

Total return (%)(c)(d)	3.33	*	27.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)	9.76	**	15.43	**
Ratio of expenses after expense reductions (%)	2.60	**	2.60	**
Ratio of net investment loss (%)	(1.35	)**	0.07	**
Portfolio turnover rate (%)	51	*	66	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	83

Financial Highlights – Global Alpha Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.79		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)		0.09
Net realized and unrealized gain on investments and foreign currency transactions	0.52		2.70

Total income (loss) from investment operations	0.49		2.79

Distributions to shareholders from:
Net investment income	(0.10)		—
Realized gains	(0.30)		—

Total distribution to shareholders	(0.40)		—

Redemption fees	—		—

Net asset value, end of period	$12.88		$12.79

Total return (%)(c)	3.91	*	27.90	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7		6
Ratio of expenses before expense reductions (%)(d)	9.17	**	14.43	**
Ratio of expenses after expense reductions (%)	1.60	**	1.60	**
Ratio of net investment loss (%)	(0.42	)**	1.07	**
Portfolio turnover rate (%)	51	*	66	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

84	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – International Growth Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.60		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)		0.09
Net realized and unrealized gain on investments and foreign currency transactions	0.99		1.51

Total income (loss) from investment operations	0.91		1.60

Distributions to shareholders from:
Net investment income	(0.01)		—
Realized gains	—		—

Total distribution to shareholders	(0.01)		—

Redemption fees(b)	—	(c)	—

Net asset value, end of period	$12.50		$11.60

Total return (%)(d)(e)	7.81	*	16.00	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(f)	—	(f)
Ratio of expenses before expense reductions (%)(g)	9.15	**	20.75	**
Ratio of expenses after expense reductions (%)	1.47	**	2.01	**
Ratio of net investment loss (%)	(1.34	)**	1.21	**
Portfolio turnover rate (%)	73	*	102	*
Class C	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.53		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)		0.03
Net realized and unrealized gain on investments and foreign currency transactions	0.91		1.50

Total income (loss) from investment operations	0.88		1.53

Distributions to shareholders from:
Net investment income	—		—
Realized gains	—		—

Total distribution to shareholders	—		—

Redemption fees(b)	—	(c)	—

Net asset value, end of period	$12.41		$11.53

Total return (%)(d)(e)	7.63	*	15.30	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(f)	—	(f)
Ratio of expenses before expense reductions (%)(g)	10.73	**	21.50	**
Ratio of expenses after expense reductions (%)	2.50	**	2.76	**
Ratio of net investment loss (%)	(0.55	)**	0.43	**
Portfolio turnover rate (%)	73	*	102	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount represents less than $0.01 per share.
(d)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(e)	Total return does not include the effects of sales charges.
(f)	Amount represents less than $1,000,000.
(g)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	85

Financial Highlights – International Growth Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$11.62		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.03		0.11
Net realized and unrealized gain on investments and foreign currency transactions	0.88		1.51

Total income (loss) from investment operations	0.91		1.62

Distributions to shareholders from:
Net investment income	(0.03)		—
Realized gains	—		—

Total distribution to shareholders	(0.03)		—

Redemption fees(b)	0.03		—

Net asset value, end of period	$12.53		$11.62

Total return (%)(c)	8.12	*	16.20	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	6		6
Ratio of expenses before expense reductions (%)(d)	9.68	**	20.50	**
Ratio of expenses after expense reductions (%)	1.50	**	1.76	**
Ratio of net investment loss (%)	0.46	**	1.45	**
Portfolio turnover rate (%)	73	*	102	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

86	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – International Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.95		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.18		0.05
Net realized and unrealized gain on investments and foreign currency transactions	0.04		2.90

Total income (loss) from investment operations	0.22		2.95

Distributions to shareholders from:
Net investment income	(0.18)		—
Realized gains	(0.62)		—

Total distribution to shareholders	(0.80)		—

Redemption fees	—		—

Net asset value, end of period	$12.37		$12.95

Total return (%)(c)(d)	1.69	*	29.50	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)(g)	9.22	**	15.03	**
Ratio of expenses after expense reductions (%)(g)	1.75	**	1.75	**
Ratio of net investment loss (%)(g)	2.96	**	0.64	**
Portfolio turnover rate (%)	28	*	48	*
Class C	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.88		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.14		(0.01)
Net realized and unrealized gain on investments and foreign currency transactions	0.04		2.89

Total income (loss) from investment operations	0.18		2.88

Distributions to shareholders from:
Net investment income	(0.14)		—
Realized gains	(0.62)		—

Total distribution to shareholders	(0.76)		—

Redemption fees	—		—

Net asset value, end of period	$12.30		$12.88

Total return (%)(c)(d)	1.37	*	28.80	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	—	(e)	—	(e)
Ratio of expenses before expense reductions (%)(f)(g)	10.05	**	15.78	**
Ratio of expenses after expense reductions (%)(g)	2.50	**	2.50	**
Ratio of net investment loss (%)(g)	2.21	**	(0.11	)**
Portfolio turnover rate (%)	28	*	48	*

*	Not annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	87

Financial Highlights – International Equity Fund

The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2010 (Unaudited)		Period Ended September 30, 2009(a)
Selected Per Share Data
Net asset value, beginning of period	$12.97		$10.00
Income (loss) from investment operations:
Net investment income(b)	0.20		0.07
Net realized and unrealized gain on investments and foreign currency transactions	0.05		2.90

Total income (loss) from investment operations	0.25		2.97

Distributions to shareholders from:
Net investment income	(0.21)		—
Realized gains	(0.62)		—

Total distribution to shareholders	(0.83)		—

Redemption fees	—		—

Net asset value, end of period	$12.39		$12.97

Total return (%)(c)	1.91	*	29.70	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	7		6
Ratio of expenses before expense reductions (%)(d)(e)	9.04	**	14.78	**
Ratio of expenses after expense reductions (%)(e)	1.50	**	1.50	**
Ratio of net investment loss (%)(e)	3.22	**	0.89	**
Portfolio turnover rate (%)	28	*	48	*

*	Not annualized.
**	Annualized.
(a)	See Note A for commencement of operations.
(b)	Based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

The accompanying notes are an integral part of the financial statements.

88	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Notes to Financial Statements (Unaudited)

March 31, 2010

A. Organization

Nomura Partners Funds, Inc. (formerly, The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following nine series: The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund (individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act, except for India Fund and Greater China Fund which are non-diversified.

The Funds commenced operations on December 29, 2008, with the exception of The Japan Fund — Class S, which commenced operations in 1962. The Japan Fund — Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares.

The investment objective of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Growth Equity Fund and International Equity Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

The Corporation currently offers Classes A, C and I shares of all Funds. Class S shares of The Japan Fund are closed to new investors. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class or Fund. Class A shares are subject to a 5.75% front end sales load and Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that, except as set forth in Note M, there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods approved by the Board of Directors (the “Board”). In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

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If available, debt securities are priced based upon valuations provided by independent, third party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued by an independent broker or pursuant to the Fair Value Procedures, as applicable.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US Dollars is calculated by converting the Local Currency into US Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate net asset values, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Board’s fair value pricing policies.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the US market. Also, the sub-advisors believe that foreign securities values may be affected by volatility that occurs in US markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service or by the Corporation’s Fair Value Committee, in accordance with a valuation policy approved by the Board to take those factors into account.

The Board has adopted valuation procedures for the Funds and has delegated day to day responsibility for fair value determinations to the Corporation’s Fair Value Committee. Fair value determinations that affect a Fund’s NAV are subject to review, approval or ratification by the Board. The valuation procedures include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board. The Funds use fair value pricing to seek to ensure that each Fund’s NAV reflects the value of its underlying portfolio securities. Securities for which fair valuation has been applied at March 31, 2010 are annotated within the Schedules of Investments.

There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s

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valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Real Estate Investment Trusts. Each Fund is permitted to invest in real estate investment trusts (“REITs”). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes, which function similar to American Depositary Receipts (“ADRs”) except that non-US-based brokerages, rather than US banks, are depositories for non-US-based securities on behalf of foreign investors. Non-US-based brokerages buy locally-based securities and then issue participatory notes to foreign investors. Any dividends and capital gains collected from the underlying securities are remitted to the foreign investor. However, unlike ADRs, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the non-US-based brokerage’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in US Dollars. The valuation of investment securities and other assets and liabilities denominated in a foreign currency are translated into US Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into US Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the

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US Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts as hedges against specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded, as the Funds do not intend to hold the contracts to maturity. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal tax purposes. As of March 31, 2010, there were no forward foreign currency contracts outstanding.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund. Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually. It will, if necessary, make additional distributions.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by the underlying funds.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Corporation identifies its major tax jurisdictions as US Federal, Maryland and foreign jurisdictions, where the Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and Expense Allocation. Each Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

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Offering Costs. Offering costs for the Funds consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. Amounts amortized in the current period are reflected on the Statements of Operations. Offering costs expensed for the period ended March 31, 2010 were as follows:

Fund	Costs Expensed
The Japan Fund	$—
Asia Pacific ex Japan Fund	19,545
India Fund	23,034
Greater China Fund	19,570
Global Equity Income Fund	19,546
Global Emerging Markets Fund	19,619
Global Alpha Equity Fund	19,546
International Growth Equity Fund	20,829
International Equity Fund	19,546

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets. The Funds reserve the right to modify the term of or terminate this fee at any time. Prior to December 26, 2008, a shareholder who redeems Class S shares of The Japan Fund within six months of purchase incurred a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions.

Commission Recapture. The Funds may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Funds. Commission recapture arrangements are accounted for as realized gains of the Funds. Under these arrangements, the Funds did not receive and commission recapture for the period ended March 31, 2010.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the period ended March 31, 2010, were as follows:

Fund	Purchases	Sales
The Japan Fund	$45,848,548	$62,180,244
Asia Pacific ex Japan Fund	2,372,791	2,399,563
India Fund	2,709,719	3,049,649
Greater China Fund	2,013,843	2,077,380
Global Equity Income Fund	1,180,058	1,047,777
Global Emerging Markets Fund	3,975,165	4,335,720
Global Alpha Equity Fund	3,213,263	3,144,601
International Growth Equity Fund	4,391,376	4,324,899
International Equity Fund	1,894,384	1,748,743

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D. Affiliated Parties and Transactions

Affiliated holdings are mutual funds which are managed by Nomura Asset Management U.S.A. Inc. (“NAM USA”) or an affiliate of NAM USA or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, NAM USA was paid an investment advisory fee by the affiliated Funds listed beneath its name below. Investments in affiliated companies during the period ended March 31, 2010 were as follows:

Affiliated Fund Name	Balance of Shares Held 10/01/09	Gross Additions	Gross Reductions	Balance of Shares Held 03/31/10	Fair Value at 03/31/10	Dividend Income	Realized Capital Gain/ Loss
International Equity Fund:
The Japan Fund	163,689	$10,289	$236,058	138,138	$1,317,835	$10,289	$10,312
Asia Pacific ex Japan Fund	49,600	286,136	—	67,999	1,000,262	106,136	—

Total	213,289	$296,425	$236,058	206,137	$2,318,097	$116,425	$10,312

E. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor. NAM USA is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and officers of the Corporation.

For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund*	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Global Equity Income Fund

0.90% on the first $500 million;

0.85% on the next $500 million;

0.80% on the next $500 million;

0.75% on the next $500 million; and

0.70% on the Fund’s average daily net assets in excess of $2 billion.

Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.

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Global Alpha Equity Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.90% on the Fund’s average daily net assets in excess of $2 billion.
International Growth Equity Fund	1.05% on the first $1 billion; 0.95% on the next $1 billion; and 0.85% on the Fund’s average daily net assets in excess of $2 billion.
International Equity Fund*	0.85%

*	The calculation of the Fund’s average daily net assets excludes assets invested in other Funds that are series of the Corporation.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note F for further information.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Fund	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., LTD. (“NAM Tokyo”)
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
India Fund	NAM Singapore
Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)
Global Equity Income Fund	NAM Tokyo, NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)
Global Emerging Markets Fund	Martin Currie, Inc. (“Martin Currie”)
Global Alpha Equity Fund	Martin Currie
International Growth Equity Fund	McKinley Capital Management, LLC (“McKinley Capital”)
International Equity Fund	NAM UK

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street Bank and Trust Company also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation under the Distribution Agreements for distribution of Fund shares. Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the

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1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund. Prior to January 1, 2009, such fees were limited by the Board to an amount up to 0.15% of the average daily net assets of the Class S shares of The Japan Fund.

For the period ended March 31, 2010, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the period ended March 31, 2010, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class A or Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer and a Chief Compliance Officer as well as certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer to the Funds. Neither the Distributor, FCS or FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds. Certain officers or employees of FCS and FMS are also officers of the Funds. The Principal Financial Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor.

Directors’ and Officers’ Fees and Expenses. The Funds pay each Director and the Chairman of the Audit Committee an annual fee of $27,000 and $30,000, respectively. Effective February 2010, the Chairman of the Board is paid an annual fee of $54,000. Prior to February 2010, the Chairman of the Board was paid a salary as disclosed below. In addition each independent Director receives $3,000 for each Board meeting attended, $1,500 for each Dinner, Audit Committee, Executive Committee and Investment Oversight Committee meeting attended, and $250 for each Fair Value Committee meeting attended in person. The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board of Directors meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

Chief Executive Officer. William L. Givens served as Chief Executive Officer of the Funds through March 31, 2010 and received a salary of $133,333.

F. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.60% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.50% for Global Equity Income Fund; 1.70% for Global Emerging Markets Fund; 1.60% for Global Alpha Equity Fund; 1.50% for International Growth Equity Fund; and

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1.50% for International Equity Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2011 (“Expense Cap Agreements”).

NAM USA has contractually agreed to waive 0.10% of The Japan Fund’s investment advisory fee until November 1, 2010. This amounted to $92,595 for the period ended March 31, 2010. This amount is not subject to the expense recapture provision described below.

During the period the Funds’ Administrator and Transfer Agent have voluntarily agreed to waive and/or reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time.

For the period ended March 31, 2010 fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$160,586	$10,781	$171,367
Asia Pacific ex Japan Fund	223,557	45,880	269,437
India Fund	212,745	45,880	258,625
Greater China Fund	207,142	45,880	253,022
Global Equity Income Fund	227,507	45,880	273,387
Global Emerging Markets Fund	203,422	45,880	249,302
Global Alpha Equity Fund	196,091	45,880	241,971
International Growth Equity Fund	204,559	45,880	250,439
International Equity Fund	197,811	45,880	243,691

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. Since becoming the Advisor to each of the Funds, and through March 31, 2010, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

Fund	Expense Cap Waivers/ Reimbursements	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed
The Japan Fund	$67,991	March 31, 2012
Asia Pacific ex Japan Fund	223,557	March 31, 2012
India Fund	212,745	March 31, 2012
Greater China Fund	207,142	March 31, 2012
Global Equity Income Fund	227,507	March 31, 2012
Global Emerging Markets Fund	203,422	March 31, 2012
Global Alpha Equity Fund	196,091	March 31, 2012
International Growth Equity Fund	204,559	March 31, 2012
International Equity Fund	197,811	March 31, 2012

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G. Federal Income Tax Information

During the year/period ended September 30, 2009, the tax character of distributions made by The Japan Fund and Global Equity Income Fund were as follows:

	Year/Period Ended September 30, 2009			Year Ended September 30, 2008
Fund	Ordinary Income	Capital Gains	Total	Ordinary Income	Capital Gains	Total
The Japan Fund	$548,623	$—	$548,623	$—	$—	$—
Asia Pacific ex Japan Fund	75,052	—	75,052	—	—	—

The components of distributable earnings for the Funds as of September 30, 2009 are listed below:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryover	Post October Loss Deferral	Total
The Japan Fund	$1,373,516	$—	$27,126,183	$(35,855,243)	$(58,372,098)	$(65,727,642)
Asia Pacific ex Japan Fund	709,760	—	1,983,279	—	—	2,693,039
India Fund	2,437,661	—	1,013,072	—	—	3,450,733
Greater China Fund	383,684	—	1,781,080	—	—	2,164,764
Global Equity Income Fund	108,629	—	832,968	—	—	941,597
Global Emerging Markets Fund	481,312	—	2,350,749	—	—	2,832,061
Global Alpha Equity Fund	60,850	—	1,337,123	—	—	1,397,973
International Growth Equity Fund	16,357	—	951,644	(159,063)	—	808,938
International Equity Fund	197,603	—	1,289,231	—	—	1,486,834

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The following summarizes the capital loss carryforwards as of September 30, 2009 for the Funds. These capital loss carryforwards are available to offset future gains.

Fund	Expiring in Fiscal Year	Amount
The Japan Fund	2010	$21,637,801
	2017	14,217,442

Total		35,855,243

International Growth Equity Fund	2017	159,063

During the year/period ended September 30, 2009, the Funds did not utilize capital loss carryforwards.

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Cost for Federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation (depreciation) at March 31, 2010 consists of:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
The Japan Fund	$37,889,575	$(1,601,770)	$36,287,805
Asia Pacific ex Japan Fund	2,079,788	(44,658)	2,035,130
India Fund	1,990,040	(57,482)	1,932,558
Greater China Fund	1,941,103	(88,627)	1,852,476
Global Equity Income Fund	1,070,451	(76,299)	994,152
Global Emerging Markets Fund	2,127,559	(42,124)	2,085,435
Global Alpha Equity Fund	1,231,592	(54,407)	1,177,185
International Growth Equity Fund	1,137,183	(28,128)	1,109,055
International Equity Fund	1,064,471	(64,002)	1,000,469

H. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of US companies or the US Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for US Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the US economy or similar issuers located in the US. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the US Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Fund of Funds Risk. An investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. A Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although the management fee payable to NAM USA will be calculated by excluding investments in other Funds within the Corporation to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Nomura Partners Funds	The World from Asia	:	99

Nomura Partners Funds, Inc.

March 31, 2010

Please refer to the prospectus for a complete description of risks associated with the Funds.

I. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of March 31, 2010:

	The Japan Fund
	Six Months ended March 31, 2010		Year ended September 30, 2009 ^
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	2,732	24,995	7,096	52,406
Class C	—	—	121	1,000
Class I	2,754	26,000	189,023	1,565,000
Class S	84,773	776,589	541,676	4,256,264
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	1,138	10,289	—	—
Class S	127,015	1,158,618	58,382	472,254
Shares redeemed
Class A	—	—	(6,975)	(55,312)
Class C	—	—	—	—
Class I	(26,689)	(236,059)	(25,334)	(190,912)
Class S	(1,689,520)	(15,465,768)	(4,119,243)	(32,350,284)
Redemption fees
Class A	—	—	—	23
Class C	—	—	—	—
Class I	—	—	—	—
Class S	—	97	—	25,526

Net Decrease from Capital Transactions	(1,497,797)	(13,705,239)	(3,355,254)	(26,224,035)

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Nomura Partners Funds, Inc.

March 31, 2010

	Asia Pacific ex Japan Fund
	Six Months ended March 31, 2010		Year ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	1,908	28,183	107	1,065
Class C	—	—	475	6,000
Class I	11,129	180,000	519,500	5,195,000
Shares reinvested
Class A	75	1,092	—	—
Class C	38	537	—	—
Class I	55,750	813,955	—	—
Shares redeemed
Class A	(320)	(4,369)	—	—
Class C	(1)	(10)	(150)	(2,072)
Class I	—	—	(19,900)	(223,569)
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	88	—	—

Net Increase from Capital Transactions	68,579	1,019,476	500,032	4,976,424

	India Fund
	Six Months ended March 31, 2010		Year ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	1,118	16,546	100	1,016
Class C	—	—	283	4,007
Class I	661	9,000	500,000	5,000,000
Shares reinvested
Class A	164	2,153	—	—
Class C	109	1,409	—	—
Class I	188,782	2,488,150	—	—
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	190,834	2,517,258	500,383	5,005,023

Nomura Partners Funds	The World from Asia	:	101

Nomura Partners Funds, Inc.

March 31, 2010

	Greater China Fund
	Six Months ended March 31, 2010		Year ended September 30, 2009 *
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	2,981	44,914	100	1,000
Class C	827	12,348	376	4,579
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	139	1,998	—	—
Class C	18	257	—	—
Class I	26,434	381,450	—	—
Shares redeemed
Class A	—	—	—	—
Class C	(49)	(654)	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	30,350	440,313	500,476	5,005,579

	Global Equity Income Fund
	Six Months ended March 31, 2010		Year ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	425	5,001	100	1,000
Class C	—	—	269	3,004
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	3	33	1	13
Class C	6	79	1	8
Class I	14,770	178,601	7,346	75,031
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	15,204	183,714	507,717	5,079,056

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March 31, 2010

	Global Emerging Markets Fund
	Six Months ended March 31, 2010		Year ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	1,168	18,179	2,711	38,703
Class C	—	—	882	11,002
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	26	395	—	—
Class C	65	969	—	—
Class I	39,759	593,999	—	—
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	41,018	613,542	503,593	5,049,705

	Global Alpha Equity Fund
	Six Months ended March 31, 2010		Year ended September 30, 2009 *
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	—	—	100	1,000
Class C	1,624	20,626	358	4,007
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	3	37	—	—
Class C	11	137	—	—
Class I	15,936	200,001	—	—
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	17,574	220,801	500,458	5,005,007

Nomura Partners Funds	The World from Asia	:	103

Nomura Partners Funds, Inc.

March 31, 2010

	International Growth Equity Fund
	Six Months ended March 31, 2010		Year ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	77,691	983,772	100	1,000
Class C	—	—	359	4,016
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	—	—	—	—
Class C	—	—	—	—
Class I	1,326	16,401	—	—
Shares redeemed
Class A	(77,691)	(909,767)	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	171	—	—
Class C	—	14	—	—
Class I	—	17,960	—	—

Net Increase from Capital Transactions	1,326	108,551	500,459	5,005,016

	International Equity Fund
	Six Months ended March 31, 2010		Year ended September 30, 2009*
	Shares	Dollars ($)	Shares	Dollars ($)
Shares sold
Class A	—	—	100	1,000
Class C	—	—	362	4,009
Class I	—	—	500,000	5,000,000
Shares reinvested
Class A	6	80	—	—
Class C	23	274	—	—
Class I	33,382	412,600	—	—
Shares redeemed
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Redemption fees
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Net Increase from Capital Transactions	33,411	412,954	500,462	5,005,009

^	Classes A, C, and I commenced operations on December 29, 2008.

*	Fund commenced operations on December 29, 2008.

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Nomura Partners Funds, Inc.

March 31, 2010

J. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street Bank & Trust Company. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.10%. Borrowings under the Line of Credit are charged interest at the Federal Funds Rate plus 2.0%. During the year ended March 31, 2010, there were no borrowings under this Line of Credit.

K. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

L. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact that these additional requirements will have on the Funds’ financial statements.

M. Subsequent Events

From April 28, 2010 through May 7, 2010 the India Fund was closed to new investors. Investors should note that investments in India are subject to restrictions on foreign investment (which require foreign investors, such as the Fund, to have a foreign investment license) and exchange control regulations. The Fund currently does not meet the broad shareholder base criteria for the foreign investment license. The Securities and Exchange Board of India (“SEBI”) has granted the Fund a onetime extension up to September 30, 2010, to meet SEBI’s broad shareholder base criteria for the requisite foreign investment license. There can be no assurance that the Fund will meet the criteria by September 30, 2010. Failure to do so could result in SEBI revoking the Fund’s license and the portfolio managers being unable to manage the Fund in accordance with its investment strategy. In addition, the Fund would not be able to meet its investment objective.

Effective April 29, 2010, pursuant to the Compliance Agreement, FMS provides both a Principal Financial Officer and a Principal Executive Officer to the Funds. The Principal Executive Officer (the former Principal Financial Officer), an officer of the Funds, is a control affiliate and an officer of the Distributor. The Principal Financial Officer, an officer of the Funds, is no longer a control affiliate nor an officer of the Distributor.

Effective May 1, 2010, the Board approved an annual retainer of $3,000 for the Investment Oversight Committee Chair and the fee for each special Board meeting attended via telephone was reduced to $1,500 from $3,000.

Nomura Partners Funds	The World from Asia	:	105

Other Information (Unaudited)

Proxy Voting Information

The Board of Directors has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) on the SEC’s website at http://www.sec.gov; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

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Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 through March 31, 2010.

Actual Expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period*	Annualized Expense Ratios*
The Japan Fund
Class A
Actual Fund Return	$1,000.00	$1,042.60	$9.42	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%

Class C
Actual Fund Return	$1,000.00	$1,039.40	$13.07	2.57%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.12	12.89	2.57%

Class I
Actual Fund Return	$1,000.00	$1,044.40	$8.16	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.95	8.05	1.60%

Class S
Actual Fund Return	$1,000.00	$1,044.40	$8.55	1.68%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.57	8.44	1.68%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	107

Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period*	Annualized Expense Ratios*

Asia Pacific ex Japan Fund
Class A
Actual Fund Return	$1,000.00	$1,072.00	$9.56	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%

Class C
Actual Fund Return	$1,000.00	$1,068.50	$13.41	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.97	13.04	2.60%

Class I
Actual Fund Return	$1,000.00	$1,073.70	$8.27	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.95	8.05	1.60%

India Fund
Class A
Actual Fund Return	$1,000.00	$1,126.20	$10.34	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.21	9.80	1.95%

Class C
Actual Fund Return	$1,000.00	$1,121.60	$14.28	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.47	13.54	2.70%

Class I
Actual Fund Return	$1,000.00	$1,127.30	$9.02	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.45	8.55	1.70%

Greater China Fund
Class A
Actual Fund Return	$1,000.00	$1,035.10	$9.89	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.21	9.80	1.95%

Class C
Actual Fund Return	$1,000.00	$1,031.40	$13.67	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.47	13.54	2.70%

Class I
Actual Fund Return	$1,000.00	$1,036.70	$8.63	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.45	8.55	1.70%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period*	Annualized Expense Ratios*

Global Equity Income Fund
Class A
Actual Fund Return	$1,000.00	$1,068.50	$9.02	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.21	8.80	1.75%

Class C
Actual Fund Return	$1,000.00	$1,063.90	$12.86	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.47	12.54	2.50%

Class I
Actual Fund Return	$1,000.00	$1,069.00	$7.74	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.45	7.54	1.50%

Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$1,040.10	$9.92	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.21	9.80	1.95%

Class C
Actual Fund Return	$1,000.00	$1,041.60	$13.74	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.47	13.54	2.70%

Class I
Actual Fund Return	$1,000.00	$1,036.50	$8.63	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.45	8.55	1.70%

Global Alpha Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,037.70	$9.40	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%

Class C
Actual Fund Return	$1,000.00	$1,033.30	$13.18	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.97	13.04	2.60%

Class I
Actual Fund Return	$1,000.00	$1,039.10	$8.13	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.95	8.05	1.60%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	109

Shareholder Expense Example (Unaudited) (continued)

	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period*	Annualized Expense Ratios*

International Growth Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,078.10	$7.62	1.47%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.60	7.39	1.47%

Class C
Actual Fund Return	$1,000.00	$1,076.30	$12.94	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.47	12.54	2.50%

Class I
Actual Fund Return	$1,000.00	$1,081.20	$7.78	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.45	7.54	1.50%

International Equity Fund
Class A
Actual Fund Return	$1,000.00	$1,016.90	$8.80	1.75	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,016.21	8.80	1.75	%**

Class C
Actual Fund Return	$1,000.00	$1,013.70	$12.55	2.50	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,012.47	12.54	2.50	%**

Class I
Actual Fund Return	$1,000.00	$1,019.10	$7.55	1.50	%**
Hypothetical Return (5% return before expenses)	1,000.00	1,017.45	7.54	1.50	%**

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
**	Expense ratio does not reflect the indirect expense of the underlying fund(s) it invests in.

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Directors and Officers (Unaudited)

The following table presents information about each Director of the Corporation. Unless otherwise noted, the address of each Director is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Corporation does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period until retirement. The following chart lists Directors as of April 30, 2010.

Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

William L. Givens*(80)
Director	Director 1978 to present; Chairman of the Board 2000 to January 2010; Chief Executive Officer 2007 to April 2010	President, Twain Associates (management consulting), 1978 to present.	9

Non-Interested Directors:

J. Douglas Azar (63)
Director and Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to January 2010 and Chairman of the Board January 2010 to present	Retired, October 2000 to present; CEO of US
Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October
		2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional Vice President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of US and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT).	9

Nomura Partners Funds	The World from Asia	:	111

Directors and Officers (Unaudited) (continued)

Non-Interested Directors (continued):
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Lynn S. Birdsong (63)
Director	2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Trustee, The First Church of Christ, Scientist, Boston Pension Trust and Gift and Endowment Trust, June 2006 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Director, The Atlantic Whitehall Funds, resigned 2005; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.	9

James A. Firestone (55)
Director	2005 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp. Ltd., October 2002 to 2004 and January 2009 to present.	9

Takeshi Isayama (66)
Director	2005 to present	Chairman, The Carlyle Japan LLP, October 2007 to present; Director, Dainippon Screen Mfg Co., Ltd. (semiconductor equipment manufacturing), June 2007 to present; Director, Terumo Corp. (medical equipment manufacturing), June 2006 to present; Director, The SEIYU, Ltd. (retail), March 2007 to December 2007; Vice Chairman, Nissan Motor Co., Ltd., September 2001 to March 2007; Director, Renault S.A.S. (auto manufacturing), May 2009 to present.	9

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Directors and Officers (Unaudited) (continued)

Non-Interested Directors (continued):
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Yoshihiko Miyauchi (74)
Director	1996 to present	Director, Sojitz Corporation, June 2005 to present; Director, Sony Corporation, June 2003 to present; Director, Showa Shell Sekiyu K.K., March 2003 to present; Director, Yasuda EMP Limited, February 2001 to present; Chairman and Chief Executive Officer, ORIX Corporation (financial services), April 2000 to present; Director, ORIX Capital Markets, LLC, April 1997 to present; Director, Nippon Venture Capital Co., Ltd., February 1996 to present; Director, Infrastructure Leasing & Financial Services Limited, March 1993 to present; Representative Director, ORIX Baseball Club Co., Ltd., November 1988 to present; Director, ORIX USA Corporation and Subsidiaries, August 1981 to present; Director, ORIX Commercial Alliance Corporation, August 1968 to present; Director, DAIKYO Incorporated, March 2005 to 2007; Director, Mercian Corporation, March 2001 to 2005; Director, AOZORA Bank, Ltd., September 2000 to 2007; Director, Fuji Xerox Co., Ltd., March 1999 to 2006; Director, ORIX Hawaii, Inc., April 1989 to 2006; Director, ORIX America, Inc., September 1972 to 2006; Director ORIX Financial Services, Inc., August 1963 to 2006.	9

Osamu Nagayama (62)
Director	2005 to present	President and CEO, Chugai Pharmaceutical Co., Ltd., 1978 to present; President, The Japan Pharmaceutical Manufacturers Association, May 1998 to May 2004.	9

*	William L. Givens is treated as an “interested director” because he served as Chief Executive Officer of the Corporation.

Nomura Partners Funds	The World from Asia	:	113

Directors and Officers (Unaudited) (continued)

The following table presents information about each Officer of the Corporation. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Corporation. The following chart lists Officers as of April 30, 2010.

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Richard J. Berthy (51)
Principal Executive Officer and President*+	April 2010 to present, September 2009 to April 2010 Principal Financial Officer and Treasurer	President and Managing Partner, Foreside Financial Group, LLC May 2008 to present; Chief Administrative Officer, Foreside Financial Group, LLC, January 2005 to May 2008; President and Secretary, Bainbridge Capital Management, LLC, June 2004 to June 2006.	9

Richard F. Cook, Jr. (58)
Chief Compliance Officer*+	April 2007 to present	Director of Foreside Compliance Services, LLC, January 2006 to present; Founder and Managing Member of Northlake, LLC, 2002 to present; Employee of Foreside Fund Services, LLC, November 2005 to January 2006.	9

James Atwood (45)
Anti-Money Laundering Compliance Officer*+	April 2010 to present	Compliance Analyst, Foreside Compliance Service, 2007 to present; Personal Sabbatical, 2004 to 2007; Attorney, Pierce Atwood, 2001 to 2004.	9

William C. Cox (43)
Assistant Treasurer and Assistant Secretary**#	October 2007 to present	Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company, 2003 to present.	9

Trudance L.C. Bakke (38)
Principal Financial Officer and Treasurer*+	April 2010 to present, April 2009 to April 2010 Assistant Treasurer	Managing Director, Foreside Management Services, LLC, 2006 to present; Product Manager, Citigroup Fund Services, LLC 2003 to 2006; Senior Manager of Corporation Finance, Forum Financial Group, LLC (a fund service company acquired by Citibank, N.A.) 1999 to 2003.	9

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Directors and Officers (Unaudited) (continued)

Officers (continued):
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

David James (39)
Secretary**#	November 2009 to present	Vice President and Managing Counsel, State Street Bank and Trust Company, November 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. June 2006 to October 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005.	9

*	The Corporation’s President, Treasurer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC, or its affiliates act as distributor or provider of other services.

+	The address for Richard J. Berthy, Richard F. Cook, Jr., James Atwood and Trudance L.C. Bakke is Foreside Financial Group, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

**	The Corporation’s Assistant Treasurer, Assistant Secretary and Secretary each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

#	The address for William C. Cox and David James is State Street Bank and Trust Company, 2 Avenue de Lafayette, 4th Floor, Boston, MA 02110.

Nomura Partners Funds	The World from Asia	:	115

Approval of Amended Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited)

At a meeting held on April 30, 2009, the Board of Directors (“Board”, each a “Director”) of the Corporation, including a majority of the Directors who are not an “interested person” as defined under the Investment Company Act of 1940 (“Independent Directors”), unanimously voted to approve a revised fee schedule to the investment advisory agreement with NAM USA and an amended sub-advisory agreement between NAM USA and McKinley Capital Management, LLC (“McKinley”) (collectively, the “Agreements”) in connection with the investment management of the International Growth Equity Fund. For disclosure regarding the Board’s approval of the Investment Advisory and Sub-Advisory Agreement for The Japan Fund, please see the Annual Report to Shareholders for the period ended September 30, 2008. For disclosure regarding the Board’s approval of the Investment Advisory and Sub-Advisory Agreements for Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, Global Alpha Equity Fund, International Equity Fund (and for additional disclosure regarding the Board’s approval of the Investment Advisory and Sub-Advisory Agreements for International Growth Equity Fund), please see the Semi-Annual Report to Shareholders for the period ended March 31, 2009. The Semi-Annual Report to Shareholders is available at www.nomurapartnersfunds.com or by calling (800) 535-2726.

During the months preceding this meeting, the Board had obtained substantial information regarding Nomura advisory and sub-advisory affiliates (the “Nomura Entities”) entities and McKinley, including their respective management, investment performance, organizational structure, operations and investment processes. At previous meetings, the Board had reviewed and evaluated extensive materials from the Nomura Entities, including the Forms ADV for each of the Nomura Entities and McKinley and their respective financial statements. With the assistance of legal counsel, the Board had considered all factors deemed relevant respecting NAM USA and McKinley, including: the nature and quality of services to be provided; investment performance relative to appropriate peer groups and indices, skills, the breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on proposed fees and expenses; marketing and distribution capabilities; potential economies of scale; commitment to providing high levels of support and service to the Corporation; potential benefits to the Nomura Entities and McKinley from their respective proposed relationships to the Corporation, including revenues to be derived from services provided to the Corporation by their affiliates, if any; and potential benefits to the Corporation and its stockholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

At previous meetings, the Board had also reviewed and evaluated extensive materials from the Nomura Entities, McKinley and other sources, including, among other items: (a) an overview of the discretionary investment advisory services to be provided by McKinley; (b) the breadth and experience of the investment management and research staff of McKinley; (c) financial statements for the last two fiscal years of NAM USA and McKinley; (d) the current Forms ADV of NAM USA and McKinley; and (e) the compliance program of NAM USA and McKinley.

In determining to approve the Agreements, the Board considered the following factors:

The Nature, Extent and Quality of Proposed Investment Management and Sub-Advisory Services. The Board considered the nature and quality of investment management services to be provided by NAM USA and McKinley, the expertise and investment experience of the investment management personnel who would provide these services, and the extensive equity research resources available to the portfolio management teams. In addition to the investment research and advisory services, the Board considered the technology, communications, internal controls and compliance resources of the Nomura Entities. The Board also considered the reputation of Nomura Holdings, Inc., the ultimate parent company of NAM USA, which is a publicly traded financial institution in Japan with American Depository Receipts available in the United States, its financial strength and experience, as well as NAM USA’s responsibility for the acts and omissions of the sub-advisors, including McKinley. In addition, the Board considered the other direct and indirect benefits to the Corporation, such as the International Growth Equity Fund’s reduced expenses through the amended fee waiver and expense reimbursement agreement. The Board determined that the services to be provided by NAM USA were in the

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Approval of Amended Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (concluded)

best interests of the Corporation and its shareholders and, based on the recommendation of NAM USA, that the services to be provided by McKinley were in the best interests of the International Growth Equity Fund and its shareholders.

Investment Performance. The Board reviewed information about the International Growth Equity Fund’s investment goal, investment strategies and techniques, including potential use of derivatives, and the performance of the McKinley long-only strategy, with a mandate similar to the International Growth Equity Fund’s, including a comparison to a market index and comparable funds. Although the accounts in the comparable composite managed by McKinley were formed under the laws and regulations of countries other than the United States of America and although past performance does not indicate future performance, the Board reviewed this information in its evaluation of McKinley’s capabilities.

Specifically, the Board considered the annual return investment performance of McKinley in connection with its management of the McKinley Non-US Developed Growth strategy composite for the one and three year periods (inception was May 2004) and noted that during the periods the Growth strategy underperformed the MSCI EAFE Growth Index (for the one and three year periods) and the Growth strategy was in the fourth quartile in the one year period and in the third quartile for the three year period relative to its Lipper peer group (comprised of 32 funds in the one year period and 27 funds in the three year period). It was noted that market conditions and specific investment decisions could adversely affect the composites performance in absolute and/or relative terms over short or long periods of time of the similar funds. The Board will monitor the performance of the International Growth Equity Fund, McKinley’s portfolio selection process and portfolio composition against the International Growth Equity Fund’s investment objective, comparative index and peer group, best execution and portfolio turnover.

Profits and Costs of the Nomura Entities and McKinley; Expense Ratio of the International Growth Equity Fund. The Directors were not provided with profitability statements because the Funds were not yet profitable due to the start up costs involved with the International Growth Equity Fund. The Directors reviewed comparative client fee information from McKinley. In addition, the Board discussed the terms of the contractual fee waiver and expense reimbursement agreement, including the expense cap and the clawback provisions.

The Board reviewed gross management fees and the anticipated total expense ratios before distribution or service fees but after waivers or reimbursement for the International Growth Equity Fund and compared it with fees of peer groups of the International Growth Equity Fund as categorized by Strategic Insight. It was noted that the proposed gross management fee for the International Growth Equity Fund was in the 80th percentile. In addition, it was noted that the anticipated expense ratio, inclusive of expense caps, of the International Growth Equity Fund was between the median and 80th percentile. The Board determined that the advisory fee, inclusive of expense cap, was reasonable.

The Board also considered the direct and indirect benefits to the Nomura Entities and McKinley from a relationship with the Corporation. The Board took into account the various services to be provided to the Corporation by the Nomura Entities and McKinley, including services required to manage a portfolio of securities in the International Growth Equity Fund and reallocation of assets on an ongoing basis. The Board, including the Independent Directors considered (a) the financial condition of NAM USA and its parent, NAM Tokyo (b) the estimated expense ratio of the International Growth Equity Fund, (c) management fees of peer funds, and (d) the advisory fee charged to other clients of McKinley. Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the proposed investment advisory fee was reasonable in relation to the services to be provided and would be in the best interests of the International Growth Equity Fund and its shareholders.

Economies of Scale. The Board considered the proposed investment advisory fee and its breakpoints. It was noted that the Board would have an opportunity to revisit the levels at which breakpoints are established on the International Growth Equity Fund, at the time the Board considers advisory contract renewal. The Board determined that it was premature to discuss changes to and/or additional breakpoints.

Nomura Partners Funds	The World from Asia	:	117

Approval of Amended Investment Advisory Agreement and Sub-Advisory Agreement (Unaudited) (concluded)

Conclusion. The Board determined that entering into the revised fee schedule to the investment advisory agreement with NAM USA and that NAM USA’s entering into the amended sub-advisory agreement with McKinley were in the best interests of the

International Growth Equity Fund and its shareholders. In reaching their determination the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the above factors.

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This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

# Nomura Partners Funds:
## Asian and global funds from leading Asian and global managers

**Asian Funds**

**Global/International Funds**

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide global perspective on today's global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia's leading investors with approximately $248.7 billion in assets under management as of March 31, 2010.

Distributor:
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Investment Advisor:
Nomura Asset Management U.S.A. Inc.
Two World Financial Center
Building B, 18th Floor
New York, NY 10281

Chairman and Board of Directors:
Nomura Partners Funds, Inc.
4 Copley Place, 5th Floor
CPH-0326
Boston, MA 02116

To Obtain More Information:
Call 1-800-535-2726
or visit us online at www.nomurapartnersfunds.com
This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

NOMURA

Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712
**www.nomurapartnersfunds.com**

NOM-SR-001-0310

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/S/ RICHARD J. BERTHY
Richard J. Berthy Principal Executive Officer

Date: June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/S/ RICHARD J. BERTHY
Richard J. Berthy Principal Executive Officer

Date: June 7, 2010

By (Signature and Title):	/S/ TRUDANCE L. C. BAKKE
Trudance L.C. Bakke Treasurer and Principal Financial Officer

Date: June 7, 2010